                               UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                       MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-6247
                                  ---------------------------------------------

                    AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

 4500 MAIN STREET, KANSAS CITY, MISSOURI                        64111
-------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip code)

DAVID C. TUCKER, ESQ., 4500 MAIN STREET, 9TH FLOOR, KANSAS CITY, MISSOURI 64111
-------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:       816-531-5575
                                                   ----------------------------

Date of fiscal year end:   NOVEMBER 30, 2003
                        --------------------------------------------------------
Date of reporting period:  MAY 31, 2004
                         -------------------------------------------------------

ITEM 1.   REPORTS TO STOCKHOLDERS.
[front cover]

MAY 31, 2004

American Century Investments
Semiannual Report

[graphic of market line chart]
[graphic of starfish]
[graphic of side-by-side bridges]

International Growth Fund

[american century logo and text logo]

Our Message to You .........................................................1

INTERNATIONAL GROWTH

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Portfolio Commentary reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American
Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

Our Message to You

[photo of James E. Stowers III and James E. Stowers, Jr.]

                JAMES E. STOWERS III  WITH JAMES E. STOWERS, JR.

We are pleased to provide you with the semiannual report for the International
Growth Fund for the six months ended May 31, 2004.

This report contains information that can help you monitor your investment.
You'll find details about your fund's return and holdings as well as data and analysis that provide insight into the market conditions affecting the fund's performance.

Through our Web site, americancentury.com, we provide quarterly commentaries on all American Century portfolios, the views of our senior investment officers, and other communications about investments, portfolio strategy, and the markets.
We also have many informative resources available in the Education & Planning section of our site to help you with your investment strategy.

Your next shareholder report for this fund will be the annual report dated
November 30, 2004, available in approximately six months.

As always, we deeply appreciate your investment with American Century
Investments.

Sincerely,

      /signature/James E. Stowers, Jr.
      James E. Stowers, Jr.
      FOUNDER AND CHAIRMAN

      /signature/James E. Stowers III
      James E. Stowers III
      CO-CHAIRMAN OF THE BOARD

------
1

International Growth - Performance

TOTAL RETURNS AS OF MAY 31, 2004

                                 --------------------------------
                                      AVERAGE ANNUAL RETURNS
------------------------------------------------------------------------------
                                                          SINCE     INCEPTION
                        1 YEAR    5 YEARS   10 YEARS    INCEPTION      DATE
------------------------------------------------------------------------------
INVESTOR CLASS          22.36%     0.65%      6.26%         8.79%      5/9/91
------------------------------------------------------------------------------
MSCI EAFE INDEX         32.66%     0.39%      3.98%      5.05%(1)       --
------------------------------------------------------------------------------
Institutional Class     22.39%     0.86%        --         4.14%     11/20/97
------------------------------------------------------------------------------
Advisor Class           21.94%     0.38%        --         5.92%      10/2/96
------------------------------------------------------------------------------
A Class                                                               1/31/03
   No sales charge*     21.95%       --         --        23.48%
   With sales charge*   15.00%       --         --        18.13%
------------------------------------------------------------------------------
B Class                                                               1/31/03
   No sales charge*     21.21%       --         --        22.64%
   With sales charge*   17.21%       --         --        19.81%
------------------------------------------------------------------------------
C Class                 21.34%       --         --        -4.59%       6/4/01
------------------------------------------------------------------------------
R Class                   --         --         --     14.95%(2)      8/29/03
------------------------------------------------------------------------------

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a maximum 5.75% initial sales charge for equity funds and 4.50% maximum initial sales charge for fixed income funds and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from
5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. Please see the Share Class Information pages for more about the applicable sales charges for each share class. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Since 4/30/91, the date nearest the Investor Class's inception for which data are available.

(2) Returns for periods less than one year are not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
2

International Growth - Performance

GROWTH OF $10,000 OVER 10 YEARS

$10,000 investment made May 31, 1994

ONE-YEAR RETURNS OVER 10 YEARS

Periods ended May 31
-----------------------------------------------------------------------------------------------
                1995   1996    1997    1998    1999    2000     2001     2002     2003   2004
-----------------------------------------------------------------------------------------------
Investor
Class         -2.89%  17.13%  23.36%  30.30%  -2.85%  48.27%  -22.48%  -13.34%  -15.25%  22.36%
-----------------------------------------------------------------------------------------------
MSCI EAFE
Index          4.93%  10.67%   7.54%  11.11%   4.36%  17.14%  -17.23%   -9.60%  -12.30%  32.66%
-----------------------------------------------------------------------------------------------

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
3

International Growth - Portfolio Commentary

[photo of Henrik Strabo and Keith Creveling]

A PORTFOLIO COMMENTARY FROM HENRIK STRABO AND KEITH CREVELING, PORTFOLIO
MANAGERS ON THE INTERNATIONAL GROWTH INVESTMENT TEAM.

International Growth advanced 7.43%* during the six months ending May 31, 2004, while its benchmark, the Morgan Stanley Capital International EAFE Index,
returned 10.32%. The portfolio slightly outperformed the average 7.39% return of its 216 peers in Morningstar's foreign large growth category.

Many equity markets in developed nations gained during the period, with the
EAFE Index advancing in each of the six months except April as countries continued to report good news on the economic front and investors remained confident of rising corporate profits.

Against that backdrop, all 10 sectors in which we were invested advanced, with our complement of financial holdings posting the largest contribution. But a variety of sectors--notably industrials, energy and consumer discretionary--underperformed the index, ultimately causing the portfolio to lag the benchmark. The movement of the dollar versus other currencies positively impacted the fund's performance.

The financial sector, International Growth's biggest stake at the period's end, advanced mostly on the strength of commercial banks, which on average represented the portfolio's heaviest industry weighting. Banks weren't alone in lifting the portfolio. Indeed, each financial sector industry in which the fund was invested contributed, and the sector as a whole also outperformed the index.

Japan's Sumitomo Mitsui Financial Group, a top-10 holding at the end of the period, not only topped the list of banks contributing to International Growth, but made the largest contribution to the portfolio. Sumitomo, one of Japan's largest banks, benefited from a diminishing number of bad loans as the nation's economy showed signs of gradual recovery. Two French banks that were among our
10-largest positions on

TYPES OF INVESTMENTS IN PORTFOLIO
------------------------------------------------------------
                                   AS OF          AS OF
                                  5/31/04       11/30/03
------------------------------------------------------------
Common Stocks                      99.0%          99.0%
------------------------------------------------------------
Preferred Stocks                    0.9%           0.5%
------------------------------------------------------------
TOTAL EQUITY EXPOSURE              99.9%          99.5%
------------------------------------------------------------
Temporary Cash Investments          0.1%           0.5%
------------------------------------------------------------

TOP TEN HOLDINGS AS OF MAY 31, 2004
------------------------------------------------------------
                             % OF FUND        % OF FUND
                            INVESTMENTS      INVESTMENTS
                               AS OF            AS OF
                              5/31/04         11/30/03
------------------------------------------------------------
Total SA Cl B                  2.6%              --
------------------------------------------------------------
Roche Holding AG               2.5%             1.6%
------------------------------------------------------------
Sumitomo Mitsui
Financial Group Inc.           2.1%             0.7%
------------------------------------------------------------
Samsung Electronics            2.1%             1.3%
------------------------------------------------------------
Smith & Nephew plc             2.1%             0.4%
------------------------------------------------------------
Novartis AG                    2.0%              --
------------------------------------------------------------
Reckitt Benckiser plc          1.9%             1.5%
------------------------------------------------------------
Vodafone Group plc             1.7%             2.0%
------------------------------------------------------------
Canon, Inc.                    1.6%             0.6%
------------------------------------------------------------
Hoya Corp.                     1.6%             1.2%
------------------------------------------------------------

*All fund returns referenced in this commentary are for Investor Class shares.

(continued)

------
4

International Growth - Portfolio Commentary

average during the period, Societe Generale and Credit Agricole, also contributed to our return.

Elsewhere in the sector, a variety of companies benefited from a high level of activity in the equity markets. Japan's Orix Corp. topped contributors in the consumer finance industry, while the United Kingdom's Man Group and Credit
Suisse, a top-10 position on average throughout the period, made the largest contributions to the capital markets industry.

Our overweight stake in the telecommunications services sector made the second-largest contribution to performance. The sector also registered the period's best relative performance, outperforming EAFE on the strength of its wireless holdings. Mobile Telesystems, a mobile-phone company in Russia, and mmo2, a wireless company in the United Kingdom, were among the winners.

We benefited in absolute terms from companies that make consumer goods, ranging from sports cars to sporting goods. Consumer spending remained relatively strong during the period, lifting German sportswear company Puma AG Rudolf Dassler
Sport, United Kingdom retailer Next, Germany's Porsche and a variety of other companies in our consumer discretionary sector. But the sector lagged relative to the index, with our selections in the automobile industry--Porsche aside--
doing much of the damage.

Although all sectors made positive contributions, several slowed our performance against the EAFE Index, including industrials, energy and, as mentioned above, consumer discretionary. Industrials registered the worst performance against the index, due mostly to Switzerland's Adecco, the world's largest provider of temporary workers. Adecco came under investigation during the period for potential accounting irregularities. We eliminated the position, but it was among the period's top detractors.

International Growth's energy sector delivered the second-worst performance against the benchmark. In the oil and gas industry, the portfolio owned several declining businesses that were not in the index.

In conclusion, we remain committed to our long-standing process of identifying companies demonstrating fundamental strength and sustainable improvement in their business.

TOP FIVE SECTORS AS OF MAY 31, 2004
--------------------------------------------------------------------------------
                                       % OF FUND             % OF FUND
                                      INVESTMENTS           INVESTMENTS
                                         AS OF                 AS OF
                                        5/31/04              11/30/03
--------------------------------------------------------------------------------
Financials                               20.0%                 28.4%
--------------------------------------------------------------------------------
Consumer Discretionary                   18.4%                 15.9%
--------------------------------------------------------------------------------
Industrials                              11.5%                 11.9%
--------------------------------------------------------------------------------
Health Care                              11.2%                  7.6%
--------------------------------------------------------------------------------
Consumer Staples                          9.3%                  4.1%
--------------------------------------------------------------------------------

INVESTMENTS BY COUNTRY
AS OF MAY 31, 2004
--------------------------------------------------------------------------------
                                       % OF FUND             % OF FUND
                                      INVESTMENTS           INVESTMENTS
                                         AS OF                 AS OF
                                        5/31/04              11/30/03
--------------------------------------------------------------------------------
United Kingdom                           19.0%                 19.6%
--------------------------------------------------------------------------------
Japan                                    19.0%                 19.9%
--------------------------------------------------------------------------------
France                                   13.1%                 13.7%
--------------------------------------------------------------------------------
Switzerland                              11.3%                  9.7%
--------------------------------------------------------------------------------
Germany                                   6.2%                 11.4%
--------------------------------------------------------------------------------
Spain                                     4.5%                  0.7%
--------------------------------------------------------------------------------
South Korea                               3.2%                  2.5%
--------------------------------------------------------------------------------
Australia                                 2.8%                  0.6%
--------------------------------------------------------------------------------
Sweden                                    2.6%                  3.2%
--------------------------------------------------------------------------------
Other*                                   18.3%                 18.7%
--------------------------------------------------------------------------------
*Includes Temporary Cash Investments.

------
5

International Growth - Schedule of Investments

MAY 31, 2004 (UNAUDITED)

Shares                        ($ IN THOUSANDS)                       Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 99.0%

AUSTRALIA -- 2.8%
--------------------------------------------------------------------------------
  3,418,355    BHP Billiton Limited                             $     29,381
--------------------------------------------------------------------------------
    969,420    Commonwealth Bank of Australia                         22,735
--------------------------------------------------------------------------------
  3,533,380    QBE Insurance Group Limited                            31,502
--------------------------------------------------------------------------------
                                                                      83,618
--------------------------------------------------------------------------------
AUSTRIA -- 1.4%
--------------------------------------------------------------------------------
    267,081    Erste Bank der Oesterreichischen
               Sparkassen AG                                          41,261
--------------------------------------------------------------------------------
BERMUDA -- 2.0%
--------------------------------------------------------------------------------
    581,250    Nabors Industries Ltd.(1)                              24,064
--------------------------------------------------------------------------------
  1,196,110    Tyco International Ltd.                                36,828
--------------------------------------------------------------------------------
                                                                      60,892
--------------------------------------------------------------------------------
CHANNEL ISLANDS -- 0.6%
--------------------------------------------------------------------------------
    693,460    Amdocs Ltd.(1)                                         17,115
--------------------------------------------------------------------------------
BRAZIL -- 0.3%
--------------------------------------------------------------------------------
    718,960    Tele Norte Leste
               Participacoes SA ADR                                    8,139
--------------------------------------------------------------------------------
FRANCE -- 13.1%
--------------------------------------------------------------------------------
    560,246    Accor SA                                               23,235
--------------------------------------------------------------------------------
  1,752,349    Axa(2)                                                 35,953
--------------------------------------------------------------------------------
    269,000    Cie Generale D'Optique Essilor
               International SA                                       16,689
--------------------------------------------------------------------------------
  1,545,623    Credit Agricole SA(2)                                  37,997
--------------------------------------------------------------------------------
    249,100    Lafarge SA                                             21,508
--------------------------------------------------------------------------------
    345,087    LVMH Moet Hennessy
               Louis Vuitton SA                                       24,654
--------------------------------------------------------------------------------
    209,790    Pernod-Ricard SA                                       26,261
--------------------------------------------------------------------------------
    440,180    Schneider SA                                           29,620
--------------------------------------------------------------------------------
    397,290    Societe Generale Cl A(2)                               33,672
--------------------------------------------------------------------------------
    413,150    Total SA Cl B(2)                                       77,551
--------------------------------------------------------------------------------
    242,050    Vinci SA                                               23,264
--------------------------------------------------------------------------------
  1,522,410    Vivendi Universal SA(1)                                38,802
--------------------------------------------------------------------------------
                                                                     389,206
--------------------------------------------------------------------------------
GERMANY -- 5.3%
--------------------------------------------------------------------------------
    404,740    Continental AG                                         18,165
--------------------------------------------------------------------------------
    476,640    Metro AG(1)                                            23,074
--------------------------------------------------------------------------------
    150,100    Puma AG Rudolf Dassler Sport                           36,640
--------------------------------------------------------------------------------
    263,100    SAP AG                                                 42,474
--------------------------------------------------------------------------------
    545,340    Siemens AG(2)                                          38,388
--------------------------------------------------------------------------------
                                                                     158,741
--------------------------------------------------------------------------------
GREECE -- 1.5%
--------------------------------------------------------------------------------
    686,126    Alpha Bank A.E.                                        17,948
--------------------------------------------------------------------------------
    788,250    Greek Organization
               of Football Prognostics                                15,152
--------------------------------------------------------------------------------
    410,510    Public Power Corporation                               10,257
--------------------------------------------------------------------------------
                                                                      43,357
--------------------------------------------------------------------------------

Shares                        ($ IN THOUSANDS)                       Value
--------------------------------------------------------------------------------
HONG KONG -- 1.2%
--------------------------------------------------------------------------------
  3,748,000    Espirit Holdings Limited                         $     16,352
--------------------------------------------------------------------------------
  8,460,000    Li & Fung Limited                                      12,538
--------------------------------------------------------------------------------
    913,000    Sun Hung Kai Properties Ltd.                            7,761
--------------------------------------------------------------------------------
                                                                      36,651
--------------------------------------------------------------------------------
INDIA -- 0.7%
--------------------------------------------------------------------------------
  2,053,500    Reliance Industries Ltd.                               19,499
--------------------------------------------------------------------------------
IRELAND -- 1.4%
--------------------------------------------------------------------------------
  1,675,680    Anglo Irish Bank Corporation                           26,604
--------------------------------------------------------------------------------
    771,143    CRH plc                                                16,311
--------------------------------------------------------------------------------
                                                                      42,915
--------------------------------------------------------------------------------
ISRAEL -- 1.2%
--------------------------------------------------------------------------------
    546,234    Teva Pharmaceutical
               Industries Ltd. ADR                                    36,144
--------------------------------------------------------------------------------
ITALY -- 0.5%
--------------------------------------------------------------------------------
  1,582,100    Saipem SpA                                             14,414
--------------------------------------------------------------------------------
JAPAN -- 19.0%
--------------------------------------------------------------------------------
  2,944,000    Bank of Yokohama Ltd. (The)(2)                         16,824
--------------------------------------------------------------------------------
    978,000    Canon, Inc.                                            48,350
--------------------------------------------------------------------------------
  1,501,580    Chugai Pharmaceutical Co. Ltd.                         22,815
--------------------------------------------------------------------------------
    360,000    Fast Retailing Company Limited                         25,831
--------------------------------------------------------------------------------
    463,700    Hoya Corp.                                             47,994
--------------------------------------------------------------------------------
    670,000    Ito-Yokado Co., Ltd.                                   27,289
--------------------------------------------------------------------------------
    562,000    JSR Corp.                                              11,980
--------------------------------------------------------------------------------
  1,597,100    Marui Co., Ltd.                                        21,311
--------------------------------------------------------------------------------
  2,726,000    Matsushita Electric
               Industrial Co., Ltd.                                   37,735
--------------------------------------------------------------------------------
      2,420    Mitsubishi Tokyo
               Financial Group, Inc.                                  20,854
--------------------------------------------------------------------------------
  2,474,000    Mitsui & Co. Ltd.                                      18,896
--------------------------------------------------------------------------------
    731,000    Omron Corp.                                            16,080
--------------------------------------------------------------------------------
    229,400    ORIX Corporation                                       23,327
--------------------------------------------------------------------------------
  2,801,000    Sharp Corp.                                            47,539
--------------------------------------------------------------------------------
      8,860    Sumitomo Mitsui
               Financial Group Inc.(2)                                63,654
--------------------------------------------------------------------------------
  2,555,000    Toppan Printing Co. Ltd.                               31,173
--------------------------------------------------------------------------------
  5,876,000    Toray Industries Inc.                                  27,077
--------------------------------------------------------------------------------
    864,100    Toyota Motor Corp.                                     31,353
--------------------------------------------------------------------------------
    830,000    Yamaha Motor Co. Ltd.                                  11,934
--------------------------------------------------------------------------------
  1,108,000    Yamato Transport Co. Ltd.                              15,780
--------------------------------------------------------------------------------
                                                                     567,796
--------------------------------------------------------------------------------
MEXICO -- 0.9%
--------------------------------------------------------------------------------
    732,400    America Movil SA
               de CV Series L ADR                                     25,671
--------------------------------------------------------------------------------
NETHERLANDS -- 1.6%
--------------------------------------------------------------------------------
  1,294,479    ING Groep N.V.                                         29,215
--------------------------------------------------------------------------------
    560,730    Royal Numico N.V.(1)                                   17,825
--------------------------------------------------------------------------------
                                                                      47,040
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
6

International Growth - Schedule of Investments

MAY 31, 2004 (UNAUDITED)

Shares                        ($ IN THOUSANDS)                       Value
--------------------------------------------------------------------------------
NORWAY -- 1.5%
--------------------------------------------------------------------------------
    451,890    Norsk Hydro ASA                                  $     27,988
--------------------------------------------------------------------------------
  2,459,100    Telenor ASA                                            17,626
--------------------------------------------------------------------------------
                                                                      45,614
--------------------------------------------------------------------------------
PEOPLE'S REPUBLIC OF CHINA -- 0.7%
--------------------------------------------------------------------------------
 20,984,000    Huaneng Power
               International, Inc.(2)                                 19,522
--------------------------------------------------------------------------------
RUSSIAN FEDERATION -- 1.8%
--------------------------------------------------------------------------------
    314,824    Mobile Telesystems ADR                                 36,960
--------------------------------------------------------------------------------
    191,470    Vimpel-Communications ADR(1)                           17,663
--------------------------------------------------------------------------------
                                                                      54,623
--------------------------------------------------------------------------------
SOUTH AFRICA -- 0.6%
--------------------------------------------------------------------------------
  3,630,860    MTN Group Limited(1)                                   16,410
--------------------------------------------------------------------------------
SOUTH KOREA -- 3.2%
--------------------------------------------------------------------------------
    825,820    Hana Bank                                              18,344
--------------------------------------------------------------------------------
    398,490    Hyundai Motor Co. Ltd.                                 15,277
--------------------------------------------------------------------------------
    141,260    Samsung Electronics                                    62,997
--------------------------------------------------------------------------------
                                                                      96,618
--------------------------------------------------------------------------------
SPAIN -- 4.5%
--------------------------------------------------------------------------------
    863,430    Abertis Infraestructuras SA                            14,562
--------------------------------------------------------------------------------
    351,447    ACS, Actividades de
               Construccion y Servicios, SA                           17,164
--------------------------------------------------------------------------------
    178,537    Gamesa                                                  8,006
--------------------------------------------------------------------------------
    485,350    Grupo Ferrovial SA                                     19,104
--------------------------------------------------------------------------------
  1,860,550    Repsol YPF SA(2)                                       39,445
--------------------------------------------------------------------------------
  2,406,278    Telefonica SA(2)                                       34,911
--------------------------------------------------------------------------------
                                                                     133,192
--------------------------------------------------------------------------------
SWEDEN -- 2.6%
--------------------------------------------------------------------------------
     79,434    Ainax AB(1)                                             2,451
--------------------------------------------------------------------------------
 12,980,450    Telefonaktiebolaget LM
               Ericsson B Shares(1)                                   36,218
--------------------------------------------------------------------------------
  1,231,230    Volvo AB Cl B(2)                                       39,886
--------------------------------------------------------------------------------
                                                                      78,555
--------------------------------------------------------------------------------
SWITZERLAND -- 11.3%
--------------------------------------------------------------------------------
  6,469,082    ABB Limited(1)(2)                                      36,137
--------------------------------------------------------------------------------
    112,320    Alcon, Inc.                                             8,813
--------------------------------------------------------------------------------
    907,330    Compagnie Financiere
               Richemont AG Cl A                                      23,387
--------------------------------------------------------------------------------
  1,065,490    Credit Suisse Group(1)                                 36,605
--------------------------------------------------------------------------------
    123,140    Nestle SA                                              32,035
--------------------------------------------------------------------------------
  1,303,930    Novartis AG                                            58,480
--------------------------------------------------------------------------------
    698,295    Roche Holding AG(2)                                    73,557
--------------------------------------------------------------------------------
    195,700    Synthes, Inc.                                          23,035
--------------------------------------------------------------------------------
    608,946    UBS AG                                                 43,687
--------------------------------------------------------------------------------
                                                                     335,736
--------------------------------------------------------------------------------

Shares                        ($ IN THOUSANDS)                       Value
--------------------------------------------------------------------------------
THAILAND -- 0.3%
--------------------------------------------------------------------------------
  1,825,776    Siam Cement Public
               Company Limited (The)                            $      9,634
--------------------------------------------------------------------------------
UNITED KINGDOM -- 19.0%
--------------------------------------------------------------------------------
    675,551    AstraZeneca plc                                        31,437
--------------------------------------------------------------------------------
  3,958,080    BP plc                                                 34,631
--------------------------------------------------------------------------------
  2,569,320    British Sky Broadcasting plc                           28,868
--------------------------------------------------------------------------------
  3,038,270    Cadbury Schweppes plc                                  25,874
--------------------------------------------------------------------------------
  1,797,910    Diageo plc                                             23,839
--------------------------------------------------------------------------------
  1,693,795    EMI Group plc                                           6,793
--------------------------------------------------------------------------------
  2,098,670    Enterprise Inns plc                                    23,619
--------------------------------------------------------------------------------
  1,399,334    Man Group plc                                          41,875
--------------------------------------------------------------------------------
  8,705,087    mmO2 plc(1)                                            15,544
--------------------------------------------------------------------------------
  1,041,010    Next plc                                               26,424
--------------------------------------------------------------------------------
  1,827,530    Pearson plc                                            22,257
--------------------------------------------------------------------------------
  2,142,832    Reckitt Benckiser plc                                  58,003
--------------------------------------------------------------------------------
    950,964    Royal Bank of Scotland Group plc                       28,684
--------------------------------------------------------------------------------
  5,907,680    Smith & Nephew plc                                     61,887
--------------------------------------------------------------------------------
    944,540    Standard Chartered plc                                 15,577
--------------------------------------------------------------------------------
  9,420,320    Tesco plc                                              42,958
--------------------------------------------------------------------------------
  1,933,090    United Business Media plc                              15,648
--------------------------------------------------------------------------------
 21,876,851    Vodafone Group plc                                     51,384
--------------------------------------------------------------------------------
  1,030,510    Wolseley plc                                           15,495
--------------------------------------------------------------------------------
                                                                     570,797
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $2,554,003)                                                  2,953,160
--------------------------------------------------------------------------------
PREFERRED STOCKS -- 0.9%

GERMANY -- 0.9%
--------------------------------------------------------------------------------
     38,210    Porsche AG                                             25,805
(Cost $18,217)
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 0.1%

Repurchase Agreement, Morgan Stanley
Group, Inc., (U.S. Treasury obligations),
in a joint trading account at 0.94%,
dated 5/28/04, due 6/1/04
(Delivery value $2,100)
(Cost $2,100)                                                          2,100
--------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES -- 100.0%
(Cost $2,574,320)                                                 $2,981,065
================================================================================

See Notes to Financial Statements.                                  (continued)

------
7

International Growth - Schedule of Investments

MAY 31, 2004 (UNAUDITED)

Principal Amount              ($ IN THOUSANDS)                       Value
--------------------------------------------------------------------------------
COLLATERAL RECEIVED
FOR SECURITIES LENDING(3)

REPURCHASE AGREEMENTS
--------------------------------------------------------------------------------
Repurchase Agreement, Deutsche Bank AG,
(U.S. Treasury obligations), 1.04%, dated 5/28/04,
due 6/1/04 (Delivery value $16,908)                                $  16,906
--------------------------------------------------------------------------------
SHORT-TERM DEBT
--------------------------------------------------------------------------------
    $11,998  Bayerische Landesbank
             Girozentrale, VRN, 1.08%, 6/1/04,
             resets daily off the Federal Funds
             rate plus 0.06% with no caps                             11,992
--------------------------------------------------------------------------------
     12,000  Capital One Multi-Asset Execution
             Trust, Series 2003 A2, Class A2,
             VRN, 1.21%, 6/15/04, resets
             monthly off the 1-month LIBOR
             plus 0.11% with no caps                                  12,000
--------------------------------------------------------------------------------
     20,000  Citigroup Global Markets
             Holding Inc., VRN, 1.16%, 6/14/04,
             resets quarterly off the 3-month
             LIBOR plus 0.05% with no caps                            20,000
--------------------------------------------------------------------------------
     12,000  Credit Agricole Indosuez SA, VRN,
             1.03%, 6/11/04, resets monthly
             off the 1-month LIBOR
             minus 0.08% and no caps                                  11,990
--------------------------------------------------------------------------------
     17,000  Ford Credit Floorplan Master
             Owner Trust, Series 2001-1,
             Class A, VRN, 1.19%, 6/15/04,
             resets monthly off the 1-month
             LIBOR plus 0.09% with no caps                            17,002
--------------------------------------------------------------------------------
      5,110  John Hancock Global Funding II,
             VRN, 1.34%, 6/1/04, resets daily
             off the Federal Funds Rate
             plus 0.34%                                                5,123
--------------------------------------------------------------------------------
     20,000  RACERS(sm),  Series 2000-7,
             Class A3, VRN, 1.30%, 6/15/04,
             resets monthly off the 1-month
             LIBOR plus 0.20% with no caps
             (Acquired 5/17/04, Cost $20,000)(4)                      20,000
--------------------------------------------------------------------------------
     28,000  SPARCS 2003-3, VRN, 1.47%,
             8/25/04, resets quarterly off
             the 3-month LIBOR plus 0.30%
             with no caps (Acquired 5/24/04,
             Cost $28,000)(4)                                         28,000
--------------------------------------------------------------------------------
                                                                     126,107
--------------------------------------------------------------------------------
TOTAL COLLATERAL
RECEIVED
FOR SECURITIES LENDING

(Cost $143,013)                                                     $143,013
================================================================================

MARKET SECTOR DIVERSIFICATION

Consumer Discretionary                                                   18.4%
--------------------------------------------------------------------------------
Consumer Staples                                                          9.3%
--------------------------------------------------------------------------------
Energy                                                                    8.0%
--------------------------------------------------------------------------------
Financials                                                               20.0%
--------------------------------------------------------------------------------
Health Care                                                              11.2%
--------------------------------------------------------------------------------
Industrials                                                              11.5%
--------------------------------------------------------------------------------
Information Technology                                                    9.1%
--------------------------------------------------------------------------------
Materials                                                                 3.9%
--------------------------------------------------------------------------------
Telecommunication Services                                                7.5%
--------------------------------------------------------------------------------
Utilities                                                                 1.0%
--------------------------------------------------------------------------------
Temporary Cash Investments                                                0.1%
--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

LIBOR = London Interbank Offered Rate

RACERS(sm) = Restructured Asset Certificates with Enhanced Returns resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SPARCS = Structured Product Asset Return Certificates

VRN = Variable Rate Note. Interest reset date is indicated, unless otherwise noted. Rate shown is effective May 31, 2004.

(1) Non-income producing.

(2) Security, or a portion thereof, was on loan as of May 31, 2004.

(3) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions. (See Note 5 in
    Notes to Financial Statements.)

(4) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors.
    The aggregate value of restricted securities purchased by the lending agent with cash collateral received for securities lending at May 31, 2004, was
    $48,000 (in thousands), which represented 1.6% of net assets.

See Notes to Financial Statements.

------
8

Statement of Assets and Liabilities

MAY 31, 2004 (UNAUDITED)
(AMOUNTS IN THOUSANDS EXCEPT PER-SHARE AMOUNTS)

--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investment securities, at value
(cost of $2,574,320) -- including
$135,200 of securities loaned                                        $2,981,065
---------------------------------------------------
Investments made with cash
collateral received for
securities on loan, at value
(cost of $143,013)                                                      143,013
--------------------------------------------------------------------------------
Total investment securities,
at value (cost of $2,717,333)                                         3,124,078
---------------------------------------------------
Cash                                                                      2,078
---------------------------------------------------
Foreign currency holdings,
at value (cost of $23,416)                                               23,272
---------------------------------------------------
Receivable for investments sold                                          47,806
---------------------------------------------------
Receivable for capital shares sold                                          313
---------------------------------------------------
Dividends and interest receivable                                        12,285
--------------------------------------------------------------------------------
                                                                      3,209,832
--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Payable for collateral received
on securities loaned                                                    143,013
---------------------------------------------------
Payable for investments purchased                                        65,088
---------------------------------------------------
Accrued management fees                                                   3,061
---------------------------------------------------
Distribution fees payable                                                    57
---------------------------------------------------
Service fees and service and
distribution fees payable                                                    57
--------------------------------------------------------------------------------
                                                                        211,276
--------------------------------------------------------------------------------

NET ASSETS                                                           $2,998,556
================================================================================

See Notes to Financial Statements.                                  (continued)

------
9

Statement of Assets and Liabilities

MAY 31, 2004 (UNAUDITED)
(AMOUNTS IN THOUSANDS EXCEPT PER-SHARE AMOUNTS)

--------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Capital (par value and paid-in surplus)                             $ 3,840,219
------------------------------------------------------------
Undistributed net investment income                                      13,302
------------------------------------------------------------
Accumulated net realized loss on investment
and foreign currency transactions                                    (1,261,628)
------------------------------------------------------------
Net unrealized appreciation on investments
and translation of assets and
liabilities in foreign currencies                                       406,663
--------------------------------------------------------------------------------
                                                                    $ 2,998,556
================================================================================
INVESTOR CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
--------------------------------------------------------------------------------
Net assets                                                       $2,407,748,247
------------------------------------------------------------
Shares outstanding                                                  299,443,924
------------------------------------------------------------
Net asset value per share                                                 $8.04
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
--------------------------------------------------------------------------------
Net assets                                                         $313,100,704
------------------------------------------------------------
Shares outstanding                                                   38,875,253
------------------------------------------------------------
Net asset value per share                                                 $8.05
--------------------------------------------------------------------------------
ADVISOR CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
--------------------------------------------------------------------------------
Net assets                                                         $262,125,024
------------------------------------------------------------
Shares outstanding                                                   32,670,509
------------------------------------------------------------
Net asset value per share                                                 $8.02
--------------------------------------------------------------------------------
A CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
--------------------------------------------------------------------------------
Net assets                                                          $10,576,438
------------------------------------------------------------
Shares outstanding                                                    1,316,893
------------------------------------------------------------
Net asset value per share                                                 $8.03
------------------------------------------------------------
Maximum offering price
(net asset value divided by 0.9425)                                       $8.52
--------------------------------------------------------------------------------
B CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
--------------------------------------------------------------------------------
Net assets                                                           $1,012,501
------------------------------------------------------------
Shares outstanding                                                      126,614
------------------------------------------------------------
Net asset value per share                                                 $8.00
--------------------------------------------------------------------------------
C CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
--------------------------------------------------------------------------------
Net assets                                                           $3,712,316
------------------------------------------------------------
Shares outstanding                                                      466,574
------------------------------------------------------------
Net asset value per share                                                 $7.96
--------------------------------------------------------------------------------
R CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
--------------------------------------------------------------------------------
Net assets                                                             $281,450
------------------------------------------------------------
Shares outstanding                                                       35,091
------------------------------------------------------------
Net asset value per share                                                 $8.02
--------------------------------------------------------------------------------

See Notes to Financial Statements.

------
10

Statement of Operations

FOR THE SIX MONTHS ENDED MAY 31, 2004 (UNAUDITED)
(AMOUNTS IN THOUSANDS)

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
INCOME:
-------------------------------------------------------
Dividends (net of foreign taxes withheld of $4,597)                  $   35,476
-------------------------------------------------------
Securities lending                                                          684
-------------------------------------------------------
Interest and other income                                                   108
--------------------------------------------------------------------------------
                                                                         36,268
--------------------------------------------------------------------------------

EXPENSES:
-------------------------------------------------------
Management fees                                                          19,223
-------------------------------------------------------
Distribution fees:
-------------------------------------------------------
 Advisor Class                                                              326
-------------------------------------------------------
 B Class                                                                      3
-------------------------------------------------------
 C Class                                                                     11
-------------------------------------------------------
Service fees:
-------------------------------------------------------
 Advisor Class                                                              326
-------------------------------------------------------
 B Class                                                                      1
-------------------------------------------------------
 C Class                                                                      4
-------------------------------------------------------
Service and distribution fees:
-------------------------------------------------------
 A Class                                                                     15
-------------------------------------------------------
 R Class                                                                      1
-------------------------------------------------------
Directors' fees and expenses                                                 24
-------------------------------------------------------
Other expenses                                                               84
--------------------------------------------------------------------------------
                                                                         20,018
--------------------------------------------------------------------------------

NET INVESTMENT INCOME                                                    16,250
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
NET REALIZED GAIN ON:
-------------------------------------------------------
Investment transactions                                                 190,155
-------------------------------------------------------
Foreign currency transactions                                           136,579
--------------------------------------------------------------------------------
                                                                        326,734
--------------------------------------------------------------------------------

CHANGE IN NET UNREALIZED APPRECIATION ON:
-------------------------------------------------------
Investments                                                             (41,657)
-------------------------------------------------------
Translation of assets and liabilities in foreign currencies             (73,440)
--------------------------------------------------------------------------------
                                                                       (115,097)
--------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN                                        211,637
--------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $ 227,887
================================================================================

See Notes to Financial Statements.

------
11

Statement of Changes in Net Assets

SIX MONTHS ENDED MAY 31, 2004 (UNAUDITED) AND YEAR ENDED NOVEMBER 30, 2003
(AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                          2004           2003
--------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------
Net investment income                                  $   16,250    $   23,587
--------------------------------------------------
Net realized gain                                         326,734        16,015
--------------------------------------------------
Change in net unrealized appreciation                    (115,097)      343,964
--------------------------------------------------------------------------------
Net increase in net assets
resulting from operations                                 227,887       383,566
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------
From net investment income:
--------------------------------------------------
  Investor Class                                          (18,919)      (20,175)
--------------------------------------------------
  Institutional Class                                      (2,929)       (2,772)
--------------------------------------------------
  Advisor Class                                            (1,198)       (1,186)
--------------------------------------------------
  A Class                                                     (47)           --
--------------------------------------------------
  R Class                                                      --            --
--------------------------------------------------------------------------------
Decrease in net assets from distributions                 (23,093)      (24,133)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------
Net decrease in net assets
from capital share transactions                          (260,023)     (184,230)
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS                     (55,229)      175,203

--------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                                     3,053,785     2,878,582
--------------------------------------------------------------------------------
End of period                                          $2,998,556    $3,053,785
================================================================================

Undistributed net investment income                       $13,302       $20,145
================================================================================

See Notes to Financial Statements.

------
12

Notes to Financial Statements

MAY 31, 2004 (UNAUDITED) (AMOUNTS IN THOUSANDS)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. International Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is to seek capital growth. The fund pursues this objective by investing primarily in equity securities of foreign companies in developed countries. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue the Investor Class, the
Institutional Class, the Advisor Class, the A Class, the B Class, the C Class
and the R Class. The A Class may incur an initial sales charge. The A Class, B
Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets. Sale of the A Class and B Class commenced on
January 31, 2003, at which time the Investor Class was no longer available to new investors. Sale of the R Class commenced on August 29, 2003.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value.
When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors if such fair value determination would materially impact a fund's net asset value.
Valuations may not be readily available if, for example: an event occurred after the close of the exchange on which a portfolio security principally trades (but before the close of the New York Stock Exchange) that was likely to have changed the value of the security; a security has been declared in default; trading in a security has been halted during the trading day; or the demand for the security
(as reflected by its trading volume) is insufficient for quoted prices to be reliable.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The realized and unrealized tax provision reduces the net realized gain (loss) on investment transactions and net unrealized appreciation
(depreciation) on investments, respectively.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- The fund may lend portfolio securities through its lending agent to certain approved borrowers in order to earn additional income. The fund continues to recognize any gain or loss in the market price of the securities loaned and records any interest earned or dividends declared.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on foreign currency transactions and unrealized appreciation
(depreciation) on translation of assets and liabilities in foreign currencies, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain
(loss) on foreign currency transactions.

(continued)

------
13

Notes to Financial Statements

MAY 31, 2004 (UNAUDITED) (AMOUNTS IN THOUSANDS)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The fund may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid annually. Distributions from net realized gains, if any, are generally declared and paid twice per year.

REDEMPTION -- The fund may impose a 2% redemption fee on shares held less than
60 days. The fee may not be applicable to all classes. The redemption fee is recorded as a reduction in the cost of shares redeemed. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions. The fund adopted the redemption fee policy effective March 1, 2004.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

(continued)

------
14

Notes to Financial Statements

MAY 31, 2004 (UNAUDITED) (AMOUNTS IN THOUSANDS)

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee per class. The
Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered
"interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly in arrears based on each class's pro rata share of the fund's average daily closing net assets during the previous month.

The annual management fee schedule for each class of the fund is as follows:

                         INVESTOR, A, B, C & R   INSTITUTIONAL     ADVISOR
                                CLASSES              CLASS          CLASS
----------------------------------------------------------------------------
FUND AVERAGE NET ASSETS
----------------------------------------------------------------------------
First $1 billion                 1.50%               1.30%          1.25%
----------------------------------------------------------------------------
Next $1 billion                  1.20%               1.00%          0.95%
----------------------------------------------------------------------------
Over $2 billion                  1.10%               0.90%          0.85%
----------------------------------------------------------------------------

The effective annual management fee for the six months ended May 31, 2004 for the Investor (A, B, C, and R), Institutional and Advisor Classes was 1.26%,
1.06% and 1.01%, respectively.

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a Master
Distribution and Shareholder Services Plan for the Advisor Class (the Advisor
Class Plan) and a separate Master Distribution and Individual Shareholder
Services Plan for each of the A Class, B Class, C Class and R Class
(collectively with the Advisor Class Plan, the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the Advisor Class, B Class and C Class will pay American Century Investment Services, Inc. (ACIS) the following annual distribution and service fees:
--------------------------------------------------------------------------------
                                   ADVISOR                 B & C CLASSES
--------------------------------------------------------------------------------
Distribution Fee                    0.25%                      0.75%
--------------------------------------------------------------------------------
Service Fee                         0.25%                      0.25%
--------------------------------------------------------------------------------

The plans provide that the A Class and the R Class will pay ACIS an annual distribution and service fee of 0.25% and 0.50%, respectively. The fees are computed daily and paid monthly in arrears based on each class's average daily closing net assets during the previous month. The distribution fee provides compensation for expenses incurred in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers for Advisor Class shares and for individual shareholder services rendered by broker/dealers or other independent financial intermediaries for A,
B, C and R Class shares. Fees incurred under the plans during the six months ended May 31, 2004, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment manager, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services Corporation.

During the six months ended May 31, 2004, the fund invested in a money market fund for temporary purposes, which was managed by J.P. Morgan Investment
Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of J.P. Morgan
Chase & Co. (JPM). JPM is an equity investor in ACC. The fund has a bank line of credit agreement and securities lending agreement with JPMorgan Chase
Bank (JPMCB). JPMCB is a wholly owned subsidiary of JPM.

(continued)

------
15

Notes to Financial Statements

MAY 31, 2004 (UNAUDITED) (AMOUNTS IN THOUSANDS)

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the six months ended May 31, 2004, were $2,325,458 and $2,600,932, respectively.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows:

                                                         SHARES        AMOUNT
--------------------------------------------------------------------------------
INVESTOR CLASS
--------------------------------------------------------------------------------
SIX MONTHS ENDED MAY 31, 2004
SHARES AUTHORIZED                                      1,000,000
================================================================================
Sold                                                      49,475      $ 401,762
--------------------------------------------------
Issued in reinvestment of distributions                    2,136         16,449
--------------------------------------------------
Redeemed(1)                                              (83,980)      (682,411)
--------------------------------------------------------------------------------
Net decrease                                             (32,369)     $(264,200)
================================================================================
YEAR ENDED NOVEMBER 30, 2003
SHARES AUTHORIZED                                      1,000,000
================================================================================
Sold                                                     209,534    $ 1,377,669
--------------------------------------------------
Issued in reinvestment of distributions                    2,710         17,260
--------------------------------------------------
Redeemed                                                (240,811)    (1,590,675)
--------------------------------------------------------------------------------
Net decrease                                             (28,567)   $  (195,746)
================================================================================
INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
SIX MONTHS ENDED MAY 31, 2004
SHARES AUTHORIZED                                        150,000
================================================================================
Sold                                                       8,478       $ 68,487
--------------------------------------------------
Issued in reinvestment of distributions                      333          2,564
--------------------------------------------------
Redeemed(2)                                               (9,848)       (79,644)
--------------------------------------------------------------------------------
Net decrease                                              (1,037)      $ (8,593)
================================================================================
YEAR ENDED NOVEMBER 30, 2003
SHARES AUTHORIZED                                        150,000
================================================================================
Sold                                                      72,913      $ 481,412
--------------------------------------------------
Issued in reinvestment of distributions                      397          2,535
--------------------------------------------------
Redeemed                                                 (73,664)      (492,505)
--------------------------------------------------------------------------------
Net decrease                                                (354)     $  (8,558)
================================================================================

(1) Net of redemption fees of $6.

(2) Net of redemption fees of $2.

(continued)

------
16

Notes to Financial Statements

MAY 31, 2004 (UNAUDITED) (AMOUNTS IN THOUSANDS)

4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                         SHARES        AMOUNT
--------------------------------------------------------------------------------
ADVISOR CLASS
--------------------------------------------------------------------------------
SIX MONTHS ENDED MAY 31, 2004
SHARES AUTHORIZED                                        100,000
================================================================================
Sold                                                      12,258       $100,186
--------------------------------------------------
Issued in reinvestment of distributions                      149          1,147
--------------------------------------------------
Redeemed(1)                                              (11,563)       (93,938)
--------------------------------------------------------------------------------
Net increase                                                 844       $  7,395
================================================================================
YEAR ENDED NOVEMBER 30, 2003
SHARES AUTHORIZED                                        100,000
================================================================================
Sold                                                      57,343      $ 377,144
--------------------------------------------------
Issued in reinvestment of distributions                      177          1,127
--------------------------------------------------
Redeemed                                                 (55,245)      (366,224)
--------------------------------------------------------------------------------
Net increase                                               2,275      $  12,047
================================================================================
A CLASS
--------------------------------------------------------------------------------
SIX MONTHS ENDED MAY 31, 2004
SHARES AUTHORIZED                                         25,000
================================================================================
Sold                                                       1,159        $ 9,377
--------------------------------------------------
Issued in reinvestment of distributions                        6             46
--------------------------------------------------
Redeemed                                                    (830)        (6,467)
--------------------------------------------------------------------------------
Net increase                                                 335        $ 2,956
================================================================================
PERIOD ENDED NOVEMBER 30, 2003(2)
SHARES AUTHORIZED                                         25,000
================================================================================
Sold                                                       1,879        $12,853
--------------------------------------------------
Redeemed                                                    (897)        (6,113)
--------------------------------------------------------------------------------
Net increase                                                 982        $ 6,740
================================================================================
B CLASS
--------------------------------------------------------------------------------
SIX MONTHS ENDED MAY 31, 2004
SHARES AUTHORIZED                                         25,000
================================================================================
Sold                                                          58           $471
--------------------------------------------------
Redeemed                                                      --             (2)
--------------------------------------------------------------------------------
Net increase                                                  58           $469
================================================================================
PERIOD ENDED NOVEMBER 30, 2003(2)
SHARES AUTHORIZED                                         25,000
================================================================================
Sold                                                          69           $471
--------------------------------------------------
Redeemed                                                      --             (3)
--------------------------------------------------------------------------------
Net increase                                                  69           $468
================================================================================

(1) Net of redemption fees of $6.

(2) January 31, 2003 (commencement of sale) through November 30, 2003.

(continued)

------
17

Notes to Financial Statements

MAY 31, 2004 (UNAUDITED) (AMOUNTS IN THOUSANDS)

4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                          SHARES        AMOUNT
--------------------------------------------------------------------------------
C CLASS
--------------------------------------------------------------------------------
SIX MONTHS ENDED MAY 31, 2004
SHARES AUTHORIZED                                         25,000
================================================================================
Sold                                                         242         $1,946
--------------------------------------------------
Redeemed                                                     (35)          (282)
--------------------------------------------------------------------------------
Net increase                                                 207         $1,664
================================================================================
YEAR ENDED NOVEMBER 30, 2003
SHARES AUTHORIZED                                         25,000
================================================================================
Sold                                                         305        $ 2,054
--------------------------------------------------
Redeemed                                                    (183)        (1,237)
--------------------------------------------------------------------------------
Net increase                                                 122       $    817
================================================================================
R CLASS
--------------------------------------------------------------------------------
SIX MONTHS ENDED MAY 31, 2004
SHARES AUTHORIZED                                         50,000
================================================================================
Sold                                                         176        $ 1,481
--------------------------------------------------
Redeemed                                                    (141)        (1,195)
--------------------------------------------------------------------------------
Net increase                                                  35       $    286
================================================================================
PERIOD ENDED NOVEMBER 30, 2003(1)
SHARES AUTHORIZED                                         50,000
================================================================================
Sold                                                          --             $2
================================================================================

(1) August 29, 2003 (commencement of sale) through November 30, 2003.

5. SECURITIES LENDING

As of May 31, 2004, securities in the fund valued at $135,200 were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash, and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The total value of all collateral received, at this date, was
$143,013. The fund's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due.
If the borrower defaults, receipt of the collateral by the fund may be delayed or limited.

6. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM, has a $650 million unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the six months ended May 31, 2004.

(continued)

------
18

Notes to Financial Statements

MAY 31, 2004 (UNAUDITED) (AMOUNTS IN THOUSANDS)

7. RISK FACTORS

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

8. FEDERAL TAX INFORMATION

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of May 31, 2004, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments                                     $2,730,548
================================================================================
Gross tax appreciation of investments                                 $433,147
--------------------------------------------------------------------
Gross tax depreciation of investments                                 (39,617)
--------------------------------------------------------------------------------
Net tax appreciation of investments                                   $393,530
================================================================================

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

As of November 30, 2003, the fund had net capital loss carryovers of $880,802,
$637,151, and $57,766, expiring in 2009, 2010, and 2011, respectively, that may be used to offset future realized capital gains for federal income tax purposes.

As of November 30, 2003 the fund had currency loss deferrals of $575, which represent net foreign currency losses incurred in the one-month period ended
November 30, 2003. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

------
19

International Growth - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)
-----------------------------------------------------------------------------------------------------------------
                                                                INVESTOR CLASS
-----------------------------------------------------------------------------------------------------------------
                                 2004(1)        2003          2002         2001          2000          1999
-----------------------------------------------------------------------------------------------------------------
PER-SHARE DATA
-----------------------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period              $7.54         $6.69         $7.86        $12.05        $13.02         $9.25
-----------------------------------------------------------------------------------------------------------------
Income From
Investment Operations
-------------------------------
  Net Investment
  Income (Loss)(2)                0.04          0.06          0.06         0.04         (0.02)         (0.01)
-------------------------------
  Net Realized and
  Unrealized Gain (Loss)          0.52          0.85         (1.20)       (2.50)        (0.22)          3.95
-----------------------------------------------------------------------------------------------------------------
  Total From
  Investment Operations           0.56          0.91         (1.14)       (2.46)        (0.24)          3.94
-----------------------------------------------------------------------------------------------------------------
Distributions
-------------------------------
  From Net
  Investment Income              (0.06)        (0.06)        (0.03)         --         (0.01)          (0.02)
-------------------------------
  From Net
  Realized Gains                   --            --            --        (1.73)        (0.72)          (0.15)
-----------------------------------------------------------------------------------------------------------------
  Total Distributions            (0.06)        (0.06)       (0.03)       (1.73)        (0.73)          (0.17)
-----------------------------------------------------------------------------------------------------------------
Redemption Fees(3)               --(4)           --            --           --            --             --
-----------------------------------------------------------------------------------------------------------------
Net Asset Value,
End of Period                    $8.04         $7.54         $6.69        $7.86         $12.05         $13.02
=================================================================================================================
  TOTAL RETURN(5)                 7.43%        13.70%       (14.54)%     (24.18)%       (2.47)%        43.22%
-----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets           1.27%(6)        1.28%         1.25%        1.21%         1.20%          1.27%
-------------------------------
Ratio of Net Investment
Income (Loss) to
Average Net Assets              1.02%(6)        0.84%         0.76%        0.48%        (0.16)%        (0.06)%
-------------------------------
Portfolio Turnover Rate            74%          169%          215%         178%          116%           117%
-------------------------------
Net Assets, End of Period
(in thousands)                 $2,407,748    $2,502,831    $2,410,600   $3,290,867    $4,455,433     $3,701,903
-----------------------------------------------------------------------------------------------------------------

(1) Six months ended May 31, 2004 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) The fund adopted its redemption fee policy effective March 1, 2004.
    No redemption fees were incurred in the periods prior to the six months ended May 31, 2004. Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
    The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

See Notes to Financial Statements.

------
20

International Growth - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)
-----------------------------------------------------------------------------------------------------------------
                                                             INSTITUTIONAL CLASS
-----------------------------------------------------------------------------------------------------------------
                                    2004(1)       2003         2002         2001         2000         1999
-----------------------------------------------------------------------------------------------------------------
PER-SHARE DATA
-----------------------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period                 $7.56        $6.71        $7.88        $12.07       $13.05        $9.28
-----------------------------------------------------------------------------------------------------------------
Income From
Investment Operations
---------------------------------
  Net Investment Income(2)           0.05         0.07         0.07         0.06         0.01        --(3)
---------------------------------
  Net Realized and
Unrealized Gain (Loss)               0.51         0.85        (1.19)       (2.50)       (0.24)        3.96
-----------------------------------------------------------------------------------------------------------------
  Total From
  Investment Operations              0.56         0.92        (1.12)       (2.44)       (0.23)        3.96
-----------------------------------------------------------------------------------------------------------------
Distributions
--------------------------
  From Net
  Investment Income                 (0.07)       (0.07)       (0.05)         --        (0.03)        (0.04)
---------------------------------
  From Net Realized Gains             --           --           --         (1.75)       (0.72)       (0.15)
-----------------------------------------------------------------------------------------------------------------
  Total Distributions               (0.07)       (0.07)       (0.05)       (1.75)       (0.75)       (0.19)
-----------------------------------------------------------------------------------------------------------------
Redemption Fees(4)                   --(3)         --           --           --           --           --
-----------------------------------------------------------------------------------------------------------------
Net Asset Value,
End of Period                       $8.05        $7.56        $6.71        $7.88        $12.07       $13.05
=================================================================================================================
  TOTAL RETURN(5)                   7.49%        13.89%      (14.33)%     (23.96)%      (2.35)%      43.40%
-----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------
Ratio of Operating Expenses
To Average Net Assets              1.07%(6)       1.08%        1.05%        1.01%        1.00%        1.07%
---------------------------------
Ratio of Net Investment
Income to Average Net Assets       1.22%(6)       1.04%        0.96%        0.68%        0.04%        0.14%
---------------------------------
Portfolio Turnover Rate               74%         169%         215%         178%         116%         117%
---------------------------------
Net Assets, End of Period
(in thousands)                     $313,101     $301,854     $270,121     $353,399     $371,255     $132,031
-----------------------------------------------------------------------------------------------------------------

(1) Six months ended May 31, 2004 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) The fund adopted its redemption fee policy effective March 1, 2004. No redemption fees were incurred in the periods prior to the six months ended May 31, 2004. Computed using average shares outstanding throughout the period.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

See Notes to Financial Statements.

------
21

International Growth - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)
---------------------------------------------------------------------------------------------------------------------
                                                                  ADVISOR CLASS
---------------------------------------------------------------------------------------------------------------------
                                2004(1)         2003           2002           2001           2000           1999
---------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA
---------------------------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period             $7.52          $6.66          $7.83          $12.02         $12.99          $9.24
---------------------------------------------------------------------------------------------------------------------
Income From
Investment Operations
-----------------------------
  Net Investment
  Income (Loss)(2)               0.03           0.03           0.04           0.02          (0.05)         (0.04)
-----------------------------
  Net Realized and
  Unrealized Gain (Loss)         0.51           0.87          (1.20)         (2.51)         (0.23)          3.94
---------------------------------------------------------------------------------------------------------------------
  Total From
  Investment Operations          0.54           0.90          (1.16)         (2.49)         (0.28)          3.90
---------------------------------------------------------------------------------------------------------------------
Distributions
-----------------------------
  From Net Investment Income    (0.04)         (0.04)         (0.01)           --            --(3)          --(3)
-----------------------------
  From Net Realized Gains         --             --             --           (1.70)         (0.69)         (0.15)
---------------------------------------------------------------------------------------------------------------------
  Total Distributions           (0.04)         (0.04)         (0.01)         (1.70)         (0.69)         (0.15)
---------------------------------------------------------------------------------------------------------------------
Redemption Fees(4)               --(3)           --             --             --             --             --
---------------------------------------------------------------------------------------------------------------------
Net Asset Value,
End of Period                   $8.02          $7.52          $6.66          $7.83          $12.02         $12.99
=====================================================================================================================
  TOTAL RETURN(5)                7.18%         13.62%        (14.81)%       (24.45)%        (2.72)%        42.86%
---------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
Ratio of Operating
Expenses to
Average Net Assets             1.52%(6)         1.53%          1.50%          1.46%          1.45%          1.52%
-----------------------------
Ratio of Net
Investment Income (Loss)
to Average Net Assets          0.77%(6)         0.59%          0.51%          0.23%         (0.41)%        (0.31)%
-----------------------------
Portfolio Turnover Rate           74%           169%           215%           178%           116%            117%
-----------------------------
Net Assets, End of Period
(in thousands)                 $262,125       $239,256       $196,949       $205,483       $181,263        $61,317
---------------------------------------------------------------------------------------------------------------------

(1) Six months ended May 31, 2004 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) The fund adopted its redemption fee policy effective March 1, 2004. No redemption fees were incurred in the periods prior to the six months ended May 31, 2004. Computed using average shares outstanding throughout the period.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
    The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

See Notes to Financial Statements.

------
22

International Growth - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
--------------------------------------------------------------------------------
                                                               A CLASS
--------------------------------------------------------------------------------
                                                        2004(1)        2003(2)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $7.53         $6.10
--------------------------------------------------------------------------------
Income From Investment Operations
----------------------------------------------------
  Net Investment Income (Loss)(3)                         0.04         (0.02)
----------------------------------------------------
  Net Realized and Unrealized Gain                        0.50          1.45
--------------------------------------------------------------------------------
  Total From Investment Operations                        0.54          1.43
--------------------------------------------------------------------------------
Distributions
----------------------------------------------------
  From Net Investment Income                             (0.04)          --
--------------------------------------------------------------------------------
Redemption Fees(4)                                         --            --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                           $8.03          $7.53
================================================================================
  TOTAL RETURN(5)                                         7.21%        23.44%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                                   1.52%(6)      1.53%(6)
----------------------------------------------------
Ratio of Net Investment Income
(Loss) to Average Net Assets                            0.77%(6)     (0.40)%(6)

----------------------------------------------------
Portfolio Turnover Rate                                   74%          169%(7)
----------------------------------------------------
Net Assets, End of Period (in thousands)                $10,576        $7,395
--------------------------------------------------------------------------------

(1) Six months ended May 31, 2004 (unaudited).

(2) January 31, 2003 (commencement of sale) through November 30, 2003.

(3) Computed using average shares outstanding throughout the period.

(4) The fund adopted its redemption fee policy effective March 1, 2004. No redemption fees were incurred in the period prior to the six months ended
    May 31, 2004. Computed using average shares outstanding throughout the period.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the  total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

(7) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended November 30, 2003.

See Notes to Financial Statements.

------
23

International Growth - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
--------------------------------------------------------------------------------
                                                                B CLASS
--------------------------------------------------------------------------------
                                                         2004(1)        2003(2)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $7.48          $6.10
--------------------------------------------------------------------------------
Income From Investment Operations
----------------------------------------------
  Net Investment Income (Loss)(3)                        0.02          (0.03)
----------------------------------------------
  Net Realized and Unrealized Gain                       0.50           1.41
--------------------------------------------------------------------------------
  Total From Investment Operations                       0.52           1.38
--------------------------------------------------------------------------------
Redemption Fees(4)                                        --             --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                           $8.00         $7.48
================================================================================
  TOTAL RETURN(5)                                        6.95%         22.62%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to
Average Net Assets                                     2.27%(6)        2.28%(6)
----------------------------------------------
Ratio of Net Investment Income
(Loss) to Average Net Assets                           0.02%(6)
(0.51)%(6)
----------------------------------------------
Portfolio Turnover Rate                                  74%           169%(7)
----------------------------------------------
Net Assets, End of Period (in thousands)                $1,013          $513
--------------------------------------------------------------------------------

(1) Six months ended May 31, 2004 (unaudited).

(2) January 31, 2003 (commencement of sale) through November 30, 2003.

(3) Computed using average shares outstanding throughout the period.

(4) The fund adopted its redemption fee policy effective March 1, 2004. No redemption fees were incurred in the period prior to the six months ended
    May 31, 2004. Computed using average shares outstanding throughout the period.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized.
    The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

(7) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended November 30, 2003.

See Notes to Financial Statements.

------
24

International Growth - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)
------------------------------------------------------------------------------
                                                  C CLASS
------------------------------------------------------------------------------
                                 2004(1)     2003        2002       2001(2)
------------------------------------------------------------------------------
PER-SHARE DATA
------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period              $7.45      $6.60       $7.82        $9.16
------------------------------------------------------------------------------
Income From
Investment Operations
------------------------------
  Net Investment
  Income (Loss)(3)                0.02      (0.01)       --(4)      (0.04)
------------------------------
  Net Realized and
  Unrealized Gain (Loss)          0.49       0.86       (1.22)      (1.30)
------------------------------------------------------------------------------
  Total From
  Investment Operations           0.51       0.85       (1.22)      (1.34)
------------------------------------------------------------------------------
Redemption Fees(5)                 --         --          --          --
------------------------------------------------------------------------------
Net Asset Value,
End of Period                    $7.96      $7.45       $6.60        $7.82
==============================================================================
  TOTAL RETURN(6)                 6.85%     12.88%     (15.60)%    (14.63)%
------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------
Ratio of Operating
Expenses to
Average Net Assets              2.27%(7)     2.28%       2.25%     2.23%(7)
------------------------------
Ratio of Net Investment
Income (Loss) to
Average Net Assets              0.02%(7)    (0.16)%     (0.24)%   (0.99)%(7)
------------------------------
Portfolio Turnover Rate            74%       169%        215%       178%(8)
------------------------------
Net Assets, End of Period
(in thousands)                   $3,712     $1,933       $912        $138
------------------------------------------------------------------------------

(1) Six months ended May 31, 2004 (unaudited).

(2) June 4, 2001 (commencement of sale) through November 30, 2001.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount is less than $0.005.

(5) The fund adopted its redemption fee policy effective March 1, 2004. No redemption fees were incurred in the periods prior to the six months ended May 31, 2004. Computed using average shares outstanding throughout the period.

(6) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized.
    The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(7) Annualized.

(8) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended November 30, 2001.

See Notes to Financial Statements.

------
25

International Growth - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
--------------------------------------------------------------------------------
                                                               R CLASS
--------------------------------------------------------------------------------
                                                       2004(1)        2003(2)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $7.53          $7.02
--------------------------------------------------------------------------------
Income From Investment Operations
------------------------------------------
  Net Investment Loss(3)                                 0.05          (0.01)
------------------------------------------
  Net Realized and Unrealized Gain                       0.49           0.52
--------------------------------------------------------------------------------
  Total From Investment Operations                       0.54           0.51
--------------------------------------------------------------------------------
Distributions
------------------------------------------
  From Net Investment Income                            (0.05)           --
--------------------------------------------------------------------------------
Redemption Fees(4)                                        --             --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                          $8.02          $7.53
================================================================================
  TOTAL RETURN(5)                                       7.17%          7.26%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                                 1.77%(6)       1.78%(6)
------------------------------------------
Ratio of Net Investment Income
(Loss) to Average Net Assets                          0.52%(6)
(0.74)%(6)
------------------------------------------
Portfolio Turnover Rate                                  74%          169%(7)
------------------------------------------
Net Assets, End of Period (in thousands)                $281            $3
--------------------------------------------------------------------------------

(1) Six months ended May 31, 2004 (unaudited).

(2) August 29, 2003 (commencement of sale) through November 30, 2003.

(3) Computed using average shares outstanding throughout the period.

(4) The fund adopted its redemption fee policy effective March 1, 2004.
    No redemption fees were incurred in the period prior to the six months ended May 31, 2004. Computed using average shares outstanding throughout the period.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

(7) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended November 30, 2003.

See Notes to Financial Statements.

------
26

Share Class Information

Seven classes of shares are authorized for sale by International Growth:
Investor Class, Institutional Class, Advisor Class, A Class, B Class, C Class,
and R Class. The total expense ratio of Institutional Class shares is lower than that of Investor Class shares. The total expense ratios of Advisor, A, B, C, and
R Class shares are higher than that of Investor Class shares.

INVESTOR CLASS shares are available for purchase BY EXISTING SHAREHOLDERS in two ways: 1) directly from American Century without any commissions or other fees;
or 2) through a broker-dealer, which may require payment of a transaction fee to the broker.

INSTITUTIONAL CLASS shares are available to large investors such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of
Institutional Class shares is 0.20% less than the total expense ratio of
Investor Class shares.

ADVISOR CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, insurance companies, and financial advisors.
Advisor Class shares are subject to a 0.50% annual Rule 12b-1 service and distribution fee. The total expense ratio of Advisor Class shares is 0.25%
higher than the total expense ratio of Investor Class shares.

A CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. A Class shares are sold at their offering price, which is net asset value plus an initial sales charge that ranges from 4.50% to 0.00% for fixed-income funds and 5.75% to 0.00% for equity funds, depending on the amount invested. The initial sales charge is deducted from the purchase amount before it is invested. A Class shares may be subject to a contingent deferred sales charge (CDSC). There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The prospectus contains information regarding reductions and waivers of sales charges for A Class shares. A Class shares also are subject to a 0.25% annual Rule 12b-1 service and distribution fee.

(continued)

------
27

Share Class Information

B CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. There is no CDSC on shares acquired through reinvestment of dividends or capital gains. B Class shares also are subject to a 1.00% annual Rule 12b-1 service and distribution fee. B Class shares automatically convert to A Class shares (with lower expenses) eight years after their purchase date.

C CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. C Class shares redeemed within 12 months of purchase are subject to a CDSC of 1.00%. There is no CDSC on shares acquired through reinvestment of dividends or capital gains. C Class shares also are subject to a
Rule 12b-1 service and distribution fee of 1.00%.

R CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. R Class shares are subject to a 0.50% annual Rule 12b-1 service and distribution fee.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences.

------
28

Additional Information

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain 403(b),
457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's manager, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the manager uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century's Web site at
americancentury.com and on the Securities and Exchange Commission's Web site at
sec.gov.

RISK FACTORS

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

------
29

Index Definition

The following index is used to illustrate investment market, sector, or style performance or to serve as a fund performance comparison. It is not an investment product available for purchase.

Morgan Stanley Capital International (MSCI) has developed several indices that measure the performance of foreign stock markets. The MSCI EAFE(reg.tm) INDEX
(Europe, Australasia, Far East) is designed to measure developed market equity performance, excluding the U.S. and Canada.

------
30

Notes

------
31

Notes

------
32

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR RELATIONS:
1-800-345-2021 or 816-531-5575

INVESTORS USING ADVISORS:
1-800-378-9878

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES:
1-800-345-6488

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1-800-634-4113 or 816-444-3485

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

INVESTMENT MANAGER:
American Century Investment Management, Inc.
Kansas City, Missouri

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PROSPECTUS.

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P.O. Box 419200                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                    AMERICAN CENTURY
                                                 COMPANIES

The American Century logo, American Century and
American Century Investments are service marks
of American Century Services Corporation.

0407                      American Century Investment Services, Inc.
SH-SAN-38586S            (c)2004 American Century Services Corporation

MAY 31, 2004

American Century Investments
Semiannual Report

[graphic of market line chart]
[graphic of starfish]
[graphic of bridges]

International Discovery Fund
Emerging Markets Fund
Global Growth Fund
International Opportunities Fund

[american century logo and text logo]

Our Message to You .........................................................1

INTERNATIONAL DISCOVERY

EMERGING MARKETS

GLOBAL GROWTH

INTERNATIONAL OPPORTUNITIES

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Portfolio Commentary reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American
Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

The American Century logo, American Century and American Century Investments are service marks of American Century Services Corporation.

Our Message to You

[photo of James E. Stowers III and James E. Stowers, Jr.]

                           JAMES E. STOWERS III
                         WITH JAMES E. STOWERS, JR.

We are pleased to provide you with the semiannual report for the International
Discovery, Emerging Markets, Global Growth and International Opportunities funds for the six months ended May 31, 2004.

This report contains information that can help you monitor your investment.
You'll find details about your fund's return and holdings as well as data and analysis that provide insight into the market conditions affecting the fund's performance.

Through our Web site, americancentury.com, we provide quarterly commentaries on all American Century portfolios, the views of our senior investment officers, and other communications about investments, portfolio strategy, and the markets.
We also have many informative resources available in the Education & Planning section of our site to help you with your investment strategy.

Your next shareholder report for these funds will be the annual report dated
November 30, 2004, available in approximately six months.

As always, we deeply appreciate your investment with American Century
Investments.

Sincerely,

      /s/James E. Stowers, Jr.
      James E. Stowers, Jr.
      FOUNDER AND CHAIRMAN

      /s/James E. Stowers III
      James E. Stowers III
      CO-CHAIRMAN OF THE BOARD

------
1

International Discovery - Performance

TOTAL RETURNS AS OF MAY 31, 2004
-----------------------------------------------------------------------------------------------
                                                  -------------------------------
                                                      AVERAGE ANNUAL RETURNS
-----------------------------------------------------------------------------------------------
                                                                         SINCE      INCEPTION
                                         1 YEAR   5 YEARS   10 YEARS   INCEPTION       DATE
-----------------------------------------------------------------------------------------------
INVESTOR CLASS                           40.25%    9.00%     12.91%     13.75%        4/1/94
-----------------------------------------------------------------------------------------------
CITIGROUP EMI GROWTH WORLD EX-US(1)(2)   42.23%    2.55%      3.27%      3.33%(3)       --
-----------------------------------------------------------------------------------------------
MSCI EAFE INDEX(2)                       32.66%    0.39%      3.98%      4.28%(3)       --
-----------------------------------------------------------------------------------------------
Institutional Class                      40.39%    9.20%       --       11.80%        1/2/98
-----------------------------------------------------------------------------------------------
Advisor Class                            39.92%    8.73%       --        8.16%       4/28/98
-----------------------------------------------------------------------------------------------

(1) Formerly Salomon Smith Barney Extended Market Index Growth World ex-US.

(2) The fund's benchmark changed from MSCI EAFE Index to Citigroup EMI Growth
    World ex-US on 5/22/03. The fund's advisor believes this index better represents the fund's portfolio composition.

(3) Since 3/31/94, the date nearest the Investor Class's inception for which data are available.

GROWTH OF $10,000 OVER 10 YEARS
--------------------------------------------------------------------------------
$10,000 investment made May 31, 1994

ONE-YEAR RETURNS OVER 10 YEARS
--------------------------------------------------------------------------------------------------
Periods ended May 31
---------------------------------------------------------------------------------------------------
                   1995    1996    1997    1998    1999    2000     2001    2002     2003    2004
---------------------------------------------------------------------------------------------------
Investor Class    -2.37%  33.00%  23.42%  36.97%  -0.37%  63.12%  -20.05%  -7.80%   -8.75%  40.25%
---------------------------------------------------------------------------------------------------
Citigroup EMI
Growth World
ex-US             -0.97%  17.38%   0.40%   6.18%  -1.85%  21.21%  -21.65%  -8.01%   -8.73%  42.23%
---------------------------------------------------------------------------------------------------
MSCI EAFE Index    4.93%  10.67%   7.54%  11.11%   4.36%  17.14%  -17.23%  -9.60%  -12.30%  32.66%
---------------------------------------------------------------------------------------------------

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
2

International Discovery -
Portfolio Commentary

[photo of Brian Brady and Mark Kopinski]

A PORTFOLIO COMMENTARY FROM BRIAN BRADY AND MARK KOPINSKI, PORTFOLIO MANAGERS ON
THE INTERNATIONAL DISCOVERY INVESTMENT TEAM.

International Discovery gained 9.01%* for the six months ended May 31, 2004, trailing its benchmark, the Citigroup EMI (Extended Market Index) Growth World
ex-US, which returned 13.01%.

The period began with a broad-based world equity market rally, boosted by a broadening global recovery, a rebound in global trade, and expectations of low inflation. However, the rally slowed from March through May, due to increased geopolitical uncertainty, exemplified by the Madrid train station bombings, and a tightening worldwide petroleum supply.

Most major European and Asian market indices rose during the six months, though many retreated after the March 11 attack in Madrid, and the portfolio's benchmark saw increases in five of the six months. International Discovery saw contributions from nine of its ten sector stakes. However, selection among financial, health care and industrial equities, including some stocks not included in the benchmark, led the portfolio to trail the benchmark's performance.

LIFT FROM PUBS, CARS

Consumer discretionary stocks contributed the most to performance. Four of the portfolio's top-10 contributors came from this group. Among the leaders were
British hotel and restaurant firm Enterprise Inns, the nation's largest pub owner, and luxury car importer Inchcape, which reported better-than-expected business in Greece and Belgium. German footwear manufacturer Puma and Hong Kong specialty retailer Esprit Holdings contributed as well.

TYPES OF INVESTMENTS IN PORTFOLIO
-------------------------------------------------------------------------------
                                         AS OF                 AS OF
                                        5/31/04              11/30/03
-------------------------------------------------------------------------------
Common Stocks,
Rights & Warrants                        97.2%                 95.5%
-------------------------------------------------------------------------------
Preferred Stocks                          0.4%                  2.1%
-------------------------------------------------------------------------------
TOTAL EQUITY EXPOSURE                    97.6%                 97.6%
-------------------------------------------------------------------------------
Temporary Cash
Investments                               2.4%                  2.4%
-------------------------------------------------------------------------------

INVESTMENTS BY COUNTRY
AS OF MAY 31, 2004
-------------------------------------------------------------------------------
                                       % OF FUND             % OF FUND
                                      INVESTMENTS           INVESTMENTS
                                         AS OF                 AS OF
                                        5/31/04              11/30/03
-------------------------------------------------------------------------------
Japan                                    22.7%                 21.9%
-------------------------------------------------------------------------------
United Kingdom                           11.8%                  9.9%
-------------------------------------------------------------------------------
Canada                                    7.5%                  3.2%
-------------------------------------------------------------------------------
Germany                                   6.0%                  4.4%
-------------------------------------------------------------------------------
Taiwan
(Republic of China)                       5.6%                  7.1%
-------------------------------------------------------------------------------
Ireland                                   4.8%                  3.1%
-------------------------------------------------------------------------------
Hong Kong                                 4.7%                  5.0%
-------------------------------------------------------------------------------
South Korea                               4.0%                  3.2%
-------------------------------------------------------------------------------
Sweden                                    3.5%                  3.2%
-------------------------------------------------------------------------------
United States(+)                          3.2%                  4.6%
-------------------------------------------------------------------------------
Russian Federation                        2.8%                  2.5%
-------------------------------------------------------------------------------
Spain                                     2.6%                   --
-------------------------------------------------------------------------------
Other                                    20.8%                 31.9%
-------------------------------------------------------------------------------

(+) Includes temporary cash investments.

* All fund returns referenced in this commentary are
  for Investor Class shares.                                       (continued)

------
3

International Discovery -
Portfolio Commentary

Information technology stocks had strong performances, led by the portfolio's top two contributors, Canadian firm Research In Motion, and Taiwanese chipmaker
Powerchip Semiconductor. The Canadian maker of the BlackBerry handheld communications device increased its profit forecasts for two consecutive quarters after reporting revenue gains and accelerating growth in subscribers.
Powerchip rose after forecasting that sales for the year may double based on improving manufacturing efficiencies.

Telecommunication services contributed, led by Russian wireless companies, spurred by continued sales and subscriber growth.

DECLINES AMONG BULLDOZERS, DEVELOPERS

Though some of International Discovery's financial stocks contributed, the portfolio fell behind the benchmark due to detracting real estate, capital markets and diversified financial services companies. The portfolio's biggest detractor was New World Development, a Hong Kong real estate developer.

Health care holdings advanced, but the portfolio's stake in the sector fell short of the index. Taro Pharmaceutical, an Israeli drugmaker which dropped after reporting lower-than-expected earnings, accounted for much of the underperformance.

Industrials also contributed to returns but underperformed the benchmark, with
Asian machinery and electrical equipment firms slowing our relative performance.
One of the portfolio's biggest detractors was Hitachi Construction, a manufacturer of hydraulic excavators, bulldozers and other construction equipment. The stock price slumped on growing concerns that the slowdown in
China's economic boom would result in a concurrent decline in heavy equipment sales.

We remain confident that our time-tested investment process - searching for companies that demonstrate sustainable accelerating growth - will enable us to generate solid results over time.

TOP TEN HOLDINGS
AS OF MAY 31, 2004
-------------------------------------------------------------------------------
                                        % OF FUND             % OF FUND
                                       INVESTMENTS           INVESTMENTS
                                          AS OF                 AS OF
                                         5/31/04              11/30/03
-------------------------------------------------------------------------------
Research In Motion Ltd.                   3.0%                  2.0%
-------------------------------------------------------------------------------
JSR Corp.                                 2.1%                  2.8%
-------------------------------------------------------------------------------
Vimpel-Communications
ADR                                       1.8%                  1.5%
-------------------------------------------------------------------------------
Inchcape plc                              1.8%                  1.2%
-------------------------------------------------------------------------------
Puma AG Rudolf
Dassler Sport                             1.6%                  1.7%
-------------------------------------------------------------------------------
Optimax Technology
Corporation                               1.6%                  1.0%
-------------------------------------------------------------------------------
Anglo Irish Bank
Corporation                               1.6%                  1.8%
-------------------------------------------------------------------------------
Ushio Inc.                                1.6%                   --
-------------------------------------------------------------------------------
EMI Group plc                             1.5%                   --
-------------------------------------------------------------------------------
Enterprise Inns plc                       1.5%                  1.0%
-------------------------------------------------------------------------------

TOP FIVE SECTORS
AS OF MAY 31, 2004
-------------------------------------------------------------------------------
                                       % OF FUND             % OF FUND
                                      INVESTMENTS           INVESTMENTS
                                         AS OF                 AS OF
                                        5/31/04              11/30/03
-------------------------------------------------------------------------------
Consumer Discretionary                   25.4%                 19.8%
-------------------------------------------------------------------------------
Information Technology                   20.0%                 22.6%
-------------------------------------------------------------------------------
Telecommunication
Services                                  8.7%                  6.6%
-------------------------------------------------------------------------------
Financials                                8.6%                 17.1%
-------------------------------------------------------------------------------
Industrials                               7.8%                  9.3%
-------------------------------------------------------------------------------

------
4

International Discovery --
Schedule of Investments

MAY 31, 2004 (UNAUDITED)

Shares                        ($ IN THOUSANDS)                          Value
--------------------------------------------------------------------------------

COMMON STOCKS, RIGHTS
AND WARRANTS -- 97.2%
--------------------------------------------------------------------------------

AUSTRALIA -- 1.0%
--------------------------------------------------------------------------------
         755,000   CSL Ltd.                                          $   12,386
--------------------------------------------------------------------------------

AUSTRIA -- 1.0%
--------------------------------------------------------------------------------
         354,000   Weinerberger AG Rights(1)                                 --
--------------------------------------------------------------------------------
         354,000   Wienerberger AG                                       11,984
--------------------------------------------------------------------------------

BELGIUM -- 0.7%
--------------------------------------------------------------------------------
          84,300   Colruyt SA                                             9,194
--------------------------------------------------------------------------------

CANADA -- 7.5%
--------------------------------------------------------------------------------
         308,000   Agnico-Eagle Mines Ltd.                                4,300
--------------------------------------------------------------------------------
         325,000   Axcan Pharma Inc.(1)                                   6,250
--------------------------------------------------------------------------------
         188,100   Coolbrands International, Inc.(1)                      3,310
--------------------------------------------------------------------------------
         285,000   Cott Corporation(1)                                    8,891
--------------------------------------------------------------------------------
         330,000   Meridian Gold Inc.
                   New York Shares(1)                                     4,290
--------------------------------------------------------------------------------
         333,500   PetroKazakhstan Inc. Cl A
                   New York Shares                                        8,894
--------------------------------------------------------------------------------
         352,400   QLT Inc.(1)                                            8,141
--------------------------------------------------------------------------------
         306,100   Research In Motion Ltd.(1)                            36,732
--------------------------------------------------------------------------------
         534,000   RONA Inc.(1)                                          11,530
--------------------------------------------------------------------------------
                                                                         92,338
--------------------------------------------------------------------------------

CAYMAN ISLANDS -- 0.9%
--------------------------------------------------------------------------------
      46,548,000   Solomon Systech
                   International Ltd.(1)                                 10,930
--------------------------------------------------------------------------------

DENMARK -- 2.2%
--------------------------------------------------------------------------------
       1,478,140   GN Store Nord A/S                                     11,094
--------------------------------------------------------------------------------
         327,000   Group 4 Falck A/S                                      7,572
--------------------------------------------------------------------------------
         185,000   Novozymes A/S Cl B                                     8,097
--------------------------------------------------------------------------------
                                                                         26,763
--------------------------------------------------------------------------------

FINLAND -- 0.7%
--------------------------------------------------------------------------------
         677,750   Elisa Corp.(1)                                         8,459
--------------------------------------------------------------------------------

FRANCE -- 1.3%
--------------------------------------------------------------------------------
          32,000   Galeries Lafayette SA                                  6,202
--------------------------------------------------------------------------------
          72,700   Technip SA                                             9,802
--------------------------------------------------------------------------------
                                                                         16,004
--------------------------------------------------------------------------------

GERMANY -- 5.6%
--------------------------------------------------------------------------------
         212,030   Continental AG                                         9,516
--------------------------------------------------------------------------------
         123,200   Freenet.de AG(1)                                      11,360
--------------------------------------------------------------------------------
         130,000   Heidelberger Druckmaschinen AG(1)                      4,112
--------------------------------------------------------------------------------
         166,000   Hypo Real Estate Holding AG(1)                         4,667
--------------------------------------------------------------------------------
         269,000   IKB Deutsche Industriebank AG                          6,242
--------------------------------------------------------------------------------
         643,000   Mobilcom AG                                           13,130
--------------------------------------------------------------------------------
          81,900   Puma AG Rudolf Dassler Sport                          19,992
--------------------------------------------------------------------------------
                                                                         69,019
--------------------------------------------------------------------------------

Shares                        ($ IN THOUSANDS)                          Value
--------------------------------------------------------------------------------

GREECE -- 1.0%
--------------------------------------------------------------------------------
         265,000   Commercial Bank of Greece                         $    7,010
--------------------------------------------------------------------------------
         500,000   Piraeus Bank SA(1)                                     5,825
--------------------------------------------------------------------------------
                                                                         12,835
--------------------------------------------------------------------------------

HONG KONG -- 4.7%
--------------------------------------------------------------------------------
      10,250,000   Chaoda Modern
                   Agriculture Limited                                    3,157
--------------------------------------------------------------------------------
       3,057,000   Cosco Pacific Limited                                  4,236
--------------------------------------------------------------------------------
       3,952,000   Esprit Holdings Limited                               17,241
--------------------------------------------------------------------------------
      16,100,000   Giordano International Ltd.                            9,865
--------------------------------------------------------------------------------
       5,600,000   Global Bio-Chem Technology
                   Group Co. Ltd.                                         4,132
--------------------------------------------------------------------------------
         700,000   Global Bio-Chem Technology
                   Group Co. Ltd. Warrants(1)                                --
--------------------------------------------------------------------------------
       9,676,000   Shangri-La Asia Ltd.(2)                                9,498
--------------------------------------------------------------------------------
       6,416,000   Techtronic Industries
                   Company Limited                                        9,674
--------------------------------------------------------------------------------
                                                                         57,803
--------------------------------------------------------------------------------

INDIA -- 2.5%
--------------------------------------------------------------------------------
         481,400   Bharat Heavy Electricals Limited                       4,908
--------------------------------------------------------------------------------
         373,900   Biocon Ltd.(1)                                         4,202
--------------------------------------------------------------------------------
       1,084,000   Mahindra & Mahindra Ltd.                              10,250
--------------------------------------------------------------------------------
         505,000   Reliance Energy Ltd.                                   5,537
--------------------------------------------------------------------------------
         735,000   Tata Motors Ltd.                                       6,262
--------------------------------------------------------------------------------
                                                                         31,159
--------------------------------------------------------------------------------

INDONESIA -- 0.5%
--------------------------------------------------------------------------------
      13,779,500   PT Indonesian Satellite Corp. Tbk                      5,906
--------------------------------------------------------------------------------

IRELAND -- 4.8%
--------------------------------------------------------------------------------
       1,209,100   Anglo Irish Bank Corporation                          19,196
--------------------------------------------------------------------------------
         947,600   Depfa Bank plc                                        14,176
--------------------------------------------------------------------------------
       8,779,000   Eircom Group plc(1)                                   15,117
--------------------------------------------------------------------------------
         430,000   Elan Corp. plc ADR(1)                                 10,101
--------------------------------------------------------------------------------
                                                                         58,590
--------------------------------------------------------------------------------

ITALY -- 1.6%
--------------------------------------------------------------------------------
       1,980,000   ASM Brescia SpA                                        5,187
--------------------------------------------------------------------------------
          76,100   e.Biscom(1)(2)                                         4,425
--------------------------------------------------------------------------------
         441,981   Lottomatica SpA                                       10,148
--------------------------------------------------------------------------------
                                                                         19,760
--------------------------------------------------------------------------------

JAPAN -- 22.7%
--------------------------------------------------------------------------------
         184,000   Alfresa Holdings Corp.                                 8,880
--------------------------------------------------------------------------------
         583,000   Aoyama Trading Co. Ltd.                               13,751
--------------------------------------------------------------------------------
         286,000   Arisawa Manufacturing
                   Company Limited                                       12,842
--------------------------------------------------------------------------------
         347,700   Coca-Cola West Japan Co. Ltd.                          8,405
--------------------------------------------------------------------------------
             500   Cyber Agent Limited(1)                                 3,384
--------------------------------------------------------------------------------
          89,000   Don Quijote Co. Ltd.                                   5,894
--------------------------------------------------------------------------------
           2,400   eAccess Ltd.(1)                                       12,322
--------------------------------------------------------------------------------
       3,577,000   Haseko Corp.(1)                                        9,702
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
5

International Discovery -
Schedule of Investments

MAY 31, 2004 (UNAUDITED)

Shares                        ($ IN THOUSANDS)                          Value
--------------------------------------------------------------------------------

         207,000   Hitachi Construction
                   Machinery Co. Ltd.                                $    2,473
--------------------------------------------------------------------------------
       1,241,000   JSR Corp.                                             26,454
--------------------------------------------------------------------------------
           2,700   NET One Systems Co. Ltd.                              10,899
--------------------------------------------------------------------------------
         520,000   NHK Spring Co., Ltd.                                   3,009
--------------------------------------------------------------------------------
         763,000   Nippon Electric Glass Co. Ltd.(2)                     16,438
--------------------------------------------------------------------------------
         358,000   NOK Corporation                                       12,827
--------------------------------------------------------------------------------
         735,000   Onward Kashiyama Co. Ltd.                             11,894
--------------------------------------------------------------------------------
         566,000   Sumitomo Realty & Development
                   Co. Ltd.                                               6,125
--------------------------------------------------------------------------------
       1,510,000   Sumitomo Rubber Industries Inc.                       12,574
--------------------------------------------------------------------------------
         300,000   Taiyo Yuden Co. Ltd.                                   4,332
--------------------------------------------------------------------------------
       1,180,000   The Bank of Fukuoka, Ltd.                              6,133
--------------------------------------------------------------------------------
         360,000   THK Co. Ltd.                                           6,404
--------------------------------------------------------------------------------
         117,500   TIS Inc.                                               4,679
--------------------------------------------------------------------------------
       1,499,000   Tokyo Tatemono Co. Ltd.                                7,275
--------------------------------------------------------------------------------
       3,414,000   Tosoh Corp.                                           11,830
--------------------------------------------------------------------------------
       2,120,000   Toyo INK MFG Co. Ltd.(2)                               8,596
--------------------------------------------------------------------------------
         177,000   Uniden Corp.                                           3,112
--------------------------------------------------------------------------------
       1,010,000   Ushio Inc.                                            19,149
--------------------------------------------------------------------------------
         400,000   Victor Company of Japan, Limited                       4,717
--------------------------------------------------------------------------------
       1,178,000   Yaskawa Electric Corp.                                 7,587
--------------------------------------------------------------------------------
         835,000   Yokogawa Electric Corp.                               10,824
--------------------------------------------------------------------------------
       2,160,000   Yokohama Rubber Co. Ltd. (The)                         7,955
--------------------------------------------------------------------------------
                                                                        280,466
--------------------------------------------------------------------------------

NETHERLANDS -- 1.4%
--------------------------------------------------------------------------------
         894,700   Koninklijke Wessanen N.V.                             13,276
--------------------------------------------------------------------------------
         317,000   Trader Classified Media N.V.                           3,523
--------------------------------------------------------------------------------
                                                                         16,799
--------------------------------------------------------------------------------

NORWAY -- 1.4%
--------------------------------------------------------------------------------
       1,722,000   Tandberg ASA                                          17,285
--------------------------------------------------------------------------------

PEOPLE'S REPUBLIC OF CHINA -- 0.9%
--------------------------------------------------------------------------------
       8,564,669   China Eastern Airlines
                   Corp. Ltd. Cl H(1)                                     1,681
--------------------------------------------------------------------------------
       9,000,000   People's Food Holdings Ltd.                            7,153
--------------------------------------------------------------------------------
         929,000   Wumart Stores Inc. Cl H(1)                             1,818
--------------------------------------------------------------------------------
                                                                         10,652
--------------------------------------------------------------------------------

PHILIPPINES -- 1.3%
--------------------------------------------------------------------------------

         816,100   Philippine Long Distance
                   Telephone Company ADR(1)(2)                           15,897
--------------------------------------------------------------------------------

RUSSIAN FEDERATION -- 2.8%
--------------------------------------------------------------------------------
          85,899   Mobile Telesystems ADR                                10,084
--------------------------------------------------------------------------------
      25,258,800   Uralsvyazinform                                          975
--------------------------------------------------------------------------------
         242,500   Vimpel-Communications ADR(1)                          22,370
--------------------------------------------------------------------------------
         301,500   VolgaTelecom                                             911
--------------------------------------------------------------------------------
                                                                         34,340
--------------------------------------------------------------------------------

Shares                        ($ IN THOUSANDS)                          Value
--------------------------------------------------------------------------------

SOUTH KOREA -- 4.0%
--------------------------------------------------------------------------------
         128,070   Daeduck Electronics Co.                           $    1,002
--------------------------------------------------------------------------------
         192,040   Daewoo Heavy Industries
                   & Machinery Ltd.(1)                                    1,291
--------------------------------------------------------------------------------
         184,900   MtekVision Co. Ltd.(1)                                 6,010
--------------------------------------------------------------------------------
         100,077   NHN Corporation                                        9,270
--------------------------------------------------------------------------------
         315,000   Samsung Electro-Mechanics
                   Co. Ltd.(1)                                            9,860
--------------------------------------------------------------------------------
         281,000   Samsung Securities Co. Ltd.                            5,001
--------------------------------------------------------------------------------
         320,100   SODIFF Advanced Materials Co., Ltd.                    5,161
--------------------------------------------------------------------------------
         300,000   Top Engineering Co., Ltd.(1)                           3,589
--------------------------------------------------------------------------------
         264,299   You Eal Electronics Co. Ltd.                           7,548
--------------------------------------------------------------------------------
                                                                         48,732
--------------------------------------------------------------------------------

SPAIN -- 2.6%
--------------------------------------------------------------------------------
       1,573,000   Enagas                                                17,654
--------------------------------------------------------------------------------
         604,800   Fadesa Inmobiliaria SA(1)                              8,575
--------------------------------------------------------------------------------
         370,000   Red Electrica de Espana                                6,132
--------------------------------------------------------------------------------
                                                                         32,361
--------------------------------------------------------------------------------

SWEDEN -- 3.5%
--------------------------------------------------------------------------------
         400,700   Alfa Laval AB                                          6,181
--------------------------------------------------------------------------------
         132,390   Autoliv, Inc. SDR                                      5,443
--------------------------------------------------------------------------------
       1,263,586   Lundin Petroleum AB(1)                                 7,221
--------------------------------------------------------------------------------
         257,000   Oriflame Cosmetics SA(1)                               8,084
--------------------------------------------------------------------------------
       1,580,000   Swedish Match AB                                      16,690
--------------------------------------------------------------------------------
                                                                         43,619
--------------------------------------------------------------------------------

SWITZERLAND -- 2.4%
--------------------------------------------------------------------------------
          78,000   Actelion N.V.(1)                                       8,559
--------------------------------------------------------------------------------
          11,400   Geberit AG                                             7,323
--------------------------------------------------------------------------------
         465,400   Phonak Holding AG(2)                                  13,889
--------------------------------------------------------------------------------
                                                                         29,771
--------------------------------------------------------------------------------

TAIWAN (REPUBLIC OF CHINA) -- 5.6%
--------------------------------------------------------------------------------
       3,033,000   Chi Mei Optoelectronics Corp.(1)                       6,552
--------------------------------------------------------------------------------
      12,226,000   Coretronic Corp.                                      17,240
--------------------------------------------------------------------------------
      11,125,000   HannStar Display Corp.(1)                              6,108
--------------------------------------------------------------------------------
       5,337,000   King Yuan Electronics
                   Company Limited(1)                                     5,284
--------------------------------------------------------------------------------
       1,753,000   Novatek Microelectronics Corp., Ltd.                   7,048
--------------------------------------------------------------------------------
       4,786,879   Optimax Technology Corporation                        19,390
--------------------------------------------------------------------------------
       1,662,000   Powertech Technology Inc.(1)                           3,266
--------------------------------------------------------------------------------
       2,800,000   Tripod Technology Corp.(1)                             4,066
--------------------------------------------------------------------------------
                                                                         68,954
--------------------------------------------------------------------------------

UNITED KINGDOM -- 11.8%
--------------------------------------------------------------------------------
         533,000   AWG plc(1)                                             5,993
--------------------------------------------------------------------------------
         686,800   Cairn Energy plc(1)                                   13,270
--------------------------------------------------------------------------------
      11,351,000   Cookson Group plc(1)                                   8,992
--------------------------------------------------------------------------------
       4,715,500   EMI Group plc                                         18,913
--------------------------------------------------------------------------------
       1,606,000   Enterprise Inns plc                                   18,073
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
6

International Discovery -
Schedule of Investments

MAY 31, 2004 (UNAUDITED)

Shares/Principal Amount                 ($ IN THOUSANDS)                Value
--------------------------------------------------------------------------------
         484,911   Galen Holdings plc                                $    6,434
--------------------------------------------------------------------------------
       2,050,000   HMV Group plc                                          8,842
--------------------------------------------------------------------------------
         750,200   Inchcape plc                                          21,640
--------------------------------------------------------------------------------
       1,080,000   Kesa Electricals plc                                   5,627
--------------------------------------------------------------------------------
       2,200,000   Northumbrian Water Group plc(1)                        5,228
--------------------------------------------------------------------------------
         440,000   Pennon Group plc(1)                                    5,935
--------------------------------------------------------------------------------
         810,000   Punch Taverns plc                                      7,610
--------------------------------------------------------------------------------
         540,000   RAC plc                                                6,557
--------------------------------------------------------------------------------
       1,229,900   William Hill plc                                      12,186
--------------------------------------------------------------------------------
                                                                        145,300
--------------------------------------------------------------------------------

UNITED STATES -- 0.8%
--------------------------------------------------------------------------------
         281,000   NII Holdings Inc. Cl B(1)                             10,164
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS, RIGHTS
AND WARRANTS
(Cost $984,076)                                                       1,197,470
--------------------------------------------------------------------------------

PREFERRED STOCKS -- 0.4%
--------------------------------------------------------------------------------

GERMANY -- 0.4%
--------------------------------------------------------------------------------
         309,400   ProSieben SAT.1 Media AG(2)
(Cost $2,499)                                                             4,912
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 2.4%
--------------------------------------------------------------------------------
Repurchase Agreement, Morgan Stanley
Group, Inc., (U.S. Treasury obligations),
in a joint trading account at 0.94%,
dated 5/28/04, due 6/1/04
(Delivery value $30,103)
(Cost $30,100)                                                           30,100
--------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES -- 100.0%
(Cost $1,016,675)                                                    $1,232,482
================================================================================

COLLATERAL RECEIVED FOR
SECURITIES LENDING(3)
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS

Repurchase Agreement, Deutsche Bank AG,
(U.S. Treasury obligations), 1.04%,
dated 5/28/04, due 6/1/04
(Delivery value $2,461)                                              $    2,460
--------------------------------------------------------------------------------

SHORT-TERM DEBT

         $15,000   Westdeutsche Landesbank AG,
                   VRN, 1.18%, 6/1/04, resets daily
                   off the Federal Funds rate plus
                   0.16% with no caps                                    14,991
--------------------------------------------------------------------------------

TOTAL COLLATERAL RECEIVED FOR
SECURITIES LENDING
(Cost $17,451)                                                          $17,451
================================================================================

MARKET SECTOR DIVERSIFICATION
--------------------------------------------------------------------------------
Consumer Discretionary                                                    25.4%
--------------------------------------------------------------------------------
Consumer Staples                                                           6.5%
--------------------------------------------------------------------------------
Energy                                                                     3.2%
--------------------------------------------------------------------------------
Financials                                                                 8.6%
--------------------------------------------------------------------------------
Health Care                                                                7.6%
--------------------------------------------------------------------------------
Industrials                                                                7.8%
--------------------------------------------------------------------------------
Information Technology                                                    20.0%
--------------------------------------------------------------------------------
Materials                                                                  5.6%
--------------------------------------------------------------------------------
Telecommunication Services                                                 8.7%
--------------------------------------------------------------------------------
Utilities                                                                  4.2%
--------------------------------------------------------------------------------
Temporary Cash Investments                                                 2.4%
--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
ADR = American Depositary Receipt

resets = The frequency with which a security's coupon changes, based on current market conditions or  an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SDR = Swedish Depositary Receipts

VRN = Variable Rate Note. Interest reset date is indicated, unless otherwise noted. Rate shown is effective May 31, 2004.

(1) Non-income producing.

(2) Security, or a portion thereof, was on loan as of May 31, 2004.

(3) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.
    (See Note 5 in Notes to Financial Statements.)

See Notes to Financial Statements.

------
7

Emerging Markets - Performance

TOTAL RETURNS AS OF MAY 31, 2004
--------------------------------------------------------------------------------
                                           ------------------------
                                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------
                                                          SINCE     INCEPTION
                               1 YEAR       5 YEARS     INCEPTION      DATE
--------------------------------------------------------------------------------
INVESTOR CLASS                 41.04%         5.39%       1.80%       9/30/97
--------------------------------------------------------------------------------
MSCI EM INDEX                  40.48%         5.42%       0.11%          --
--------------------------------------------------------------------------------
Institutional Class            41.13%         5.62%      10.21%       1/28/99
--------------------------------------------------------------------------------
Advisor Class                  40.68%         5.12%       4.55%       5/12/99
--------------------------------------------------------------------------------
C Class                        40.00%          --         9.71%       12/18/01
--------------------------------------------------------------------------------

GROWTH OF $10,000 LIFE OF CLASS
--------------------------------------------------------------------------------
$10,000 investment made September 30, 1997

ONE-YEAR RETURNS OVER LIFE OF CLASS
--------------------------------------------------------------------------------
Periods ended May 31
--------------------------------------------------------------------------------
                       1998*   1999    2000     2001    2002     2003    2004
--------------------------------------------------------------------------------
Investor Class        -15.00%  1.88%  44.57%  -22.82%  -0.43%  -17.03%  41.04%
--------------------------------------------------------------------------------
MSCI EM Index         -25.24%  3.46%  17.75%  -21.60%   7.28%   -6.40%  40.48%
--------------------------------------------------------------------------------

* From 9/30/97, the Investor Class's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
8

Emerging Markets - Portfolio Commentary

[photo of Raymond Kong and Michael Donnelly]

A PORTFOLIO COMMENTARY FROM RAYMOND KONG AND MICHAEL DONNELLY, PORTFOLIO
MANAGERS ON THE EMERGING MARKETS INVESTMENT TEAM.

Emerging Markets advanced 2.84%* during the six months ended May 31, 2004. The fund's benchmark, the Morgan Stanley Capital International Emerging Markets
Index, returned 5.93%.

AN UPBEAT ENVIRONMENT

The six months covered by this report opened on a positive note, as upbeat economic conditions in the United States and a burgeoning global recovery underscored business and consumer confidence. As the period progressed, however, growing concerns about terrorism, soaring energy prices and the specter of higher interest rates in the U.S. combined to slow economic growth. Although equities ultimately erased some of their earlier gains, the major international indices posted solid results for the period.

THE GREATEST GAINS

China was Emerging Markets' richest source of performance during the six months.
China's economy, Asia's second largest after Japan, grew 9.1% in 2003, its quickest pace in seven years, and expanded at a faster-than-expected 9.8% in the first quarter of 2004. Although the pace of growth appears to now be slowing a bit in response to the Chinese government's efforts to fend off inflation, the region nonetheless produced several of the fund's best names. Top contributors included Jiangxi Copper Co., whose recent success has been spurred by higher metal prices and increasing demand, and Sinopec Shanghei

TYPES OF INVESTMENTS IN PORTFOLIO
-------------------------------------------------------------------------------
                                         AS OF                 AS OF
                                        5/31/04              11/30/03
-------------------------------------------------------------------------------
Common Stocks                            97.0%                 89.7%
-------------------------------------------------------------------------------
Preferred Stocks                          2.4%                  7.0%
-------------------------------------------------------------------------------
TOTAL EQUITY EXPOSURE                    99.4%                 96.7%
-------------------------------------------------------------------------------
Temporary Cash
Investments                               0.6%                  3.3%
-------------------------------------------------------------------------------

INVESTMENTS BY COUNTRY
AS OF MAY 31, 2004
-------------------------------------------------------------------------------
                                       % OF FUND             % OF FUND
                                      INVESTMENTS           INVESTMENTS
                                         AS OF                 AS OF
                                        5/31/04              11/30/03
-------------------------------------------------------------------------------
South Korea                              19.6%                 17.3%
-------------------------------------------------------------------------------
Taiwan
(Republic of China)                      12.2%                 12.2%
-------------------------------------------------------------------------------
South Africa                             11.7%                 10.3%
-------------------------------------------------------------------------------
People's Republic
of China                                  7.6%                  7.0%
-------------------------------------------------------------------------------
Mexico                                    7.3%                  7.7%
-------------------------------------------------------------------------------
Russian Federation                        6.0%                  3.0%
-------------------------------------------------------------------------------
India                                     6.0%                  7.4%
-------------------------------------------------------------------------------
Malaysia                                  5.2%                  3.3%
-------------------------------------------------------------------------------
Canada                                    3.6%                   --
-------------------------------------------------------------------------------
Brazil                                    2.6%                 10.4%
-------------------------------------------------------------------------------
Sweden                                    2.3%                   --
-------------------------------------------------------------------------------
Poland                                    2.3%                  1.3%
-------------------------------------------------------------------------------
Indonesia                                 2.3%                  2.2%
-------------------------------------------------------------------------------
Other(+)                                 11.3%                 17.9%
-------------------------------------------------------------------------------

(+) Includes temporary cash investments.

* All fund returns referenced in this commentary are
  for Investor Class shares.                                       (continued)

------
9

Emerging Markets - Portfolio Commentary

Petrochemical, China's largest ethylene maker, which benefited from higher product prices.

Emerging Markets' stake in Mexico also added to results. Lower domestic interest rates buoyed consumption and investment spending, while stronger industrial growth in the United States boosted selected Mexican exporters. Grupo Mexico, the world's fifth-largest copper miner, also was helped by rising copper prices, while America Movil, Latin America's largest mobile phone company, benefited from gaining market share from long-distance companies.

Investments in South Africa also helped. Standout performers included steelmaker
Iscor, whose share price moved higher with surging steel prices, and Telkom SA,
Africa's biggest phone company, whose success is being driven by growing demand for telecom services and good cost control.

ROUGH TERRAIN

The pace of global recovery was less pronounced in South Korea, Emerging
Markets' largest country weighting on average and the source of most of our underperformance versus the index. Significant detractors included Samsung SDI, a maker of plasma screens that has been embroiled in a bitter dispute with rival
Fujitsu Ltd., and exporters Daewoo Heavy Industries & Machinery and Samsung
Electronics.

Emerging Markets also was restrained by its exposure to selected Malaysian firms, and by the performance of its stake in Hungary relative to that of its benchmark index.

In closing, we remain committed to searching for businesses demonstrating accelerating growth that we believe will generate solid results over time.

TOP TEN HOLDINGS
AS OF MAY 31, 2004
-------------------------------------------------------------------------------
                                       % OF FUND             % OF FUND
                                      INVESTMENTS           INVESTMENTS
                                         AS OF                 AS OF
                                        5/31/04              11/30/03
-------------------------------------------------------------------------------
Samsung Electronics                       4.0%                  2.7%
-------------------------------------------------------------------------------
LUKOIL                                    3.1%                   --
-------------------------------------------------------------------------------
Telkom SA Limited                         3.0%                  1.6%
-------------------------------------------------------------------------------
Shinhan Financial
Group Co., Ltd.                           2.9%                   --
-------------------------------------------------------------------------------
Commerce Asset
Holdings Bhd                              2.8%                   --
-------------------------------------------------------------------------------
PetroKazakhstan Inc. Cl A
New York Shares                           2.7%                   --
-------------------------------------------------------------------------------
Taishin Financial
Holdings Co. Ltd.                         2.6%                  0.9%
-------------------------------------------------------------------------------
Oriflame Cosmetics SA                     2.3%                   --
-------------------------------------------------------------------------------
Nedcor Ltd.                               2.3%                   --
-------------------------------------------------------------------------------
LG Micron Ltd.                            2.0%                   --
-------------------------------------------------------------------------------

TOP FIVE SECTORS
AS OF MAY 31, 2004
-------------------------------------------------------------------------------
                                       % OF FUND             % OF FUND
                                      INVESTMENTS           INVESTMENTS
                                         AS OF                 AS OF
                                        5/31/04              11/30/03
-------------------------------------------------------------------------------
Financials                               20.3%                 10.7%
-------------------------------------------------------------------------------
Information Technology                   17.1%                 15.1%
-------------------------------------------------------------------------------
Materials                                14.4%                 20.0%
-------------------------------------------------------------------------------
Consumer Staples                         12.8%                  1.9%
-------------------------------------------------------------------------------
Telecommunication
Services                                 12.4%                 12.1%
-------------------------------------------------------------------------------

------
10

Emerging Markets -
Schedule of Investments

MAY 31, 2004 (UNAUDITED)

Shares                        ($ IN THOUSANDS)                          Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 97.0%
--------------------------------------------------------------------------------

ARGENTINA -- 1.4%
--------------------------------------------------------------------------------
         338,405   Telecom Argentina SA ADR(1)                         $  2,866
--------------------------------------------------------------------------------

BRAZIL -- 1.4%
--------------------------------------------------------------------------------
         149,698   Cia de Concessoes Rodoviarias(1)                       1,272
--------------------------------------------------------------------------------
          53,500   Natura Cosmeticos SA(1)                                  747
--------------------------------------------------------------------------------
          28,566   Votorantim Celulose e Papel SA ADR                       893
--------------------------------------------------------------------------------
                                                                          2,912
--------------------------------------------------------------------------------

CANADA -- 3.6%
--------------------------------------------------------------------------------
         206,779   PetroKazakhstan Inc. Cl A
                   New York Shares                                        5,515
--------------------------------------------------------------------------------
           3,177   PetroKazakhstan Inc. Cl A                                 85
--------------------------------------------------------------------------------
         219,617   Telesystem International
                   Wireless Inc.(1)                                       1,882
--------------------------------------------------------------------------------
                                                                          7,482
--------------------------------------------------------------------------------

CHILE -- 1.0%
--------------------------------------------------------------------------------
         393,029   Cia Cervecerias Unidas SA                              1,563
--------------------------------------------------------------------------------
       5,682,688   Colbun SA                                                503
--------------------------------------------------------------------------------
                                                                          2,066
--------------------------------------------------------------------------------

EGYPT -- 1.5%
--------------------------------------------------------------------------------
          41,996   MobiNil - Egyptian Company
                   Mobile Services                                          505
--------------------------------------------------------------------------------
         154,883   Orascom Telecom Holding SAE(1)                         2,678
--------------------------------------------------------------------------------
                                                                          3,183
--------------------------------------------------------------------------------

HONG KONG -- 1.1%
--------------------------------------------------------------------------------
         846,000   Cosco Pacific Limited                                  1,172
--------------------------------------------------------------------------------
       1,035,000   Lifestyle International Holdings Ltd.(1)               1,155
--------------------------------------------------------------------------------
                                                                          2,327
--------------------------------------------------------------------------------

INDIA -- 6.0%
--------------------------------------------------------------------------------
         532,271   Bharti Televentures Limited(1)                         1,729
--------------------------------------------------------------------------------
          53,000   Corporation Bank                                         340
--------------------------------------------------------------------------------
         669,250   Hindustan Lever Ltd.                                   2,023
--------------------------------------------------------------------------------
         109,100   Hughes Software Systems Limited                        1,171
--------------------------------------------------------------------------------
          19,790   Infosys Technologies Ltd. ADR                          1,642
--------------------------------------------------------------------------------
          75,700   Reliance Energy Ltd.                                     830
--------------------------------------------------------------------------------
         150,700   Reliance Industries Ltd.                               1,431
--------------------------------------------------------------------------------
       2,485,600   Union Bank of India Limited(1)                         3,080
--------------------------------------------------------------------------------
                                                                         12,246
--------------------------------------------------------------------------------

INDONESIA -- 2.3%
--------------------------------------------------------------------------------
      11,403,000   PT Bank Rakyat Indonesia(1)                            2,090
--------------------------------------------------------------------------------
       6,108,500   PT Indonesian Satellite Corp. Tbk                      2,618
--------------------------------------------------------------------------------
                                                                          4,708
--------------------------------------------------------------------------------

ISRAEL -- 1.4%
--------------------------------------------------------------------------------
       1,063,625   Israel Discount Bank Ltd. Cl A(1)                      1,127
--------------------------------------------------------------------------------
          63,917   Orbotech, Ltd.(1)                                      1,239
--------------------------------------------------------------------------------
           7,850   Teva Pharmaceutical
                   Industries Ltd. ADR                                      519
--------------------------------------------------------------------------------
                                                                          2,885
--------------------------------------------------------------------------------

Shares                        ($ IN THOUSANDS)                          Value
--------------------------------------------------------------------------------

LUXEMBOURG -- 0.4%
--------------------------------------------------------------------------------
          44,490   Quilmes Industrial SA ADR(1)                       $     727
--------------------------------------------------------------------------------

MALAYSIA -- 5.2%
--------------------------------------------------------------------------------
       1,079,900   AMMB Holdings Bhd                                        983
--------------------------------------------------------------------------------
       4,549,000   Commerce Asset Holdings Bhd                            5,842
--------------------------------------------------------------------------------
         421,000   Digi.Com Bhd(1)                                          518
--------------------------------------------------------------------------------
       7,772,600   E&O Property Development
                   Bhd Cl B(1)                                            1,391
--------------------------------------------------------------------------------
         555,860   E&O Property Development Bhd(1)                           42
--------------------------------------------------------------------------------
       2,405,000   MK Land Holdings Bhd                                   1,810
--------------------------------------------------------------------------------
         129,200   WTK Holdings Bhd                                         201
--------------------------------------------------------------------------------
                                                                         10,787
--------------------------------------------------------------------------------

MEXICO -- 7.3%
--------------------------------------------------------------------------------
          52,449   Cemex SA de CV ADR                                     1,539
--------------------------------------------------------------------------------
       1,607,525   Controladora Comercial
                   Mexicana SA de CV                                      1,910
--------------------------------------------------------------------------------
       1,703,531   Empresas ICA Sociedad
                   Controladora SA de CV(1)                                 526
--------------------------------------------------------------------------------
         851,546   Grupo Mexico SA de CV(1)                               2,538
--------------------------------------------------------------------------------
          18,767   Grupo Televisa SA ADR                                    793
--------------------------------------------------------------------------------
       1,023,208   Organizacion Soriana
                   SA de CV Cl B                                          3,220
--------------------------------------------------------------------------------
         512,000   Urbi Desarrollos Urbanos SA de CV(1)                   1,558
--------------------------------------------------------------------------------
         965,542   Wal-Mart de Mexico SA de CV,
                   Series V                                               2,895
--------------------------------------------------------------------------------
                                                                         14,979
--------------------------------------------------------------------------------

PANAMA -- 0.5%
--------------------------------------------------------------------------------
          61,137   Banco Latinoamericano
                   de Exportaciones SA                                      960
--------------------------------------------------------------------------------

PEOPLE'S REPUBLIC OF CHINA -- 7.6%
--------------------------------------------------------------------------------
       4,740,000   Datang International Power
                   Generation Company Ltd.(2)                             3,954
--------------------------------------------------------------------------------
       4,298,000   Jiangxi Copper Co. Ltd.                                1,848
--------------------------------------------------------------------------------
       2,819,000   People's Food Holdings Ltd.                            2,240
--------------------------------------------------------------------------------
       9,154,000   Sinopec Shanghai Petrochemical
                   Company Limited Cl H                                   2,878
--------------------------------------------------------------------------------
       2,210,000   Sinopec Zhenhai Refining
                   & Chemical Co. Ltd. Cl H                               1,872
--------------------------------------------------------------------------------
       1,411,000   Wumart Stores Inc. Cl H(1)                             2,761
--------------------------------------------------------------------------------
                                                                         15,553
--------------------------------------------------------------------------------

POLAND -- 2.3%
--------------------------------------------------------------------------------
         512,351   Elektrim SA(1)                                         1,323
--------------------------------------------------------------------------------
         481,213   KGHM Polska Miedz SA(1)                                3,399
--------------------------------------------------------------------------------
                                                                          4,722
--------------------------------------------------------------------------------

RUSSIAN FEDERATION -- 6.0%
--------------------------------------------------------------------------------
         228,071   LUKOIL                                                 6,283
--------------------------------------------------------------------------------
          18,442   MMC Norilsk Nickel ADR                                 1,014
--------------------------------------------------------------------------------
           9,109   Mobile Telesystems ADR                                 1,069
--------------------------------------------------------------------------------
      23,164,471   Uralsvyazinform                                          894
--------------------------------------------------------------------------------
       1,051,728   VolgaTelecom                                           3,176
--------------------------------------------------------------------------------
                                                                         12,436
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
11

Emerging Markets -
Schedule of Investments

MAY 31, 2004 (UNAUDITED)

Shares                        ($ IN THOUSANDS)                          Value
--------------------------------------------------------------------------------

SOUTH AFRICA -- 11.7%
--------------------------------------------------------------------------------
         338,076   Aeci Ltd.                                           $  1,653
--------------------------------------------------------------------------------
          31,198   Edgars Consolidated Stores Ltd.                          671
--------------------------------------------------------------------------------
         323,528   Iscor Ltd.                                             1,691
--------------------------------------------------------------------------------
         360,018   Kumba Resources Limited                                1,992
--------------------------------------------------------------------------------
         356,374   Naspers Ltd.                                           2,515
--------------------------------------------------------------------------------
         484,628   Nedcor Ltd.                                            4,656
--------------------------------------------------------------------------------
         210,562   SABMiller plc                                          2,541
--------------------------------------------------------------------------------
         145,579   Sappi Ltd.                                             2,034
--------------------------------------------------------------------------------
         516,261   Telkom SA Limited                                      6,271
--------------------------------------------------------------------------------
                                                                         24,024
--------------------------------------------------------------------------------

SOUTH KOREA -- 19.6%
--------------------------------------------------------------------------------
         290,970   Daewoo Heavy Industries
                   & Machinery Ltd.(1)                                    1,957
--------------------------------------------------------------------------------
         154,840   Hana Bank                                              3,439
--------------------------------------------------------------------------------
          65,500   Honam Petrochemical Corporation                        2,264
--------------------------------------------------------------------------------
         279,280   Hynix Semiconductor Inc.(1)                            2,599
--------------------------------------------------------------------------------
          71,130   LG Micron Ltd.                                         4,063
--------------------------------------------------------------------------------
          14,368   NHN Corporation                                        1,331
--------------------------------------------------------------------------------
          17,710   POSCO                                                  2,187
--------------------------------------------------------------------------------
          47,840   Samsung Electro-Mechanics
                   Co. Ltd.(1)                                            1,498
--------------------------------------------------------------------------------
          18,520   Samsung Electronics                                    8,258
--------------------------------------------------------------------------------
          28,100   Samsung SDI Co. Ltd.                                   3,097
--------------------------------------------------------------------------------
         370,990   Shinhan Financial Group Co., Ltd.                      5,998
--------------------------------------------------------------------------------
          81,000   SK Corp.                                               3,473
--------------------------------------------------------------------------------
                                                                         40,164
--------------------------------------------------------------------------------

SWEDEN -- 2.3%
--------------------------------------------------------------------------------
         151,105   Oriflame Cosmetics SA(1)                               4,754
--------------------------------------------------------------------------------

TAIWAN (REPUBLIC OF CHINA) -- 12.2%
--------------------------------------------------------------------------------
         708,300   Career Technology Company Limited(1)                   1,318
--------------------------------------------------------------------------------
          57,359   China Steel Corporation GDR(1)                         1,023
--------------------------------------------------------------------------------
       2,143,872   Chung Hwa Pulp Corporation                             1,164
--------------------------------------------------------------------------------
       1,067,000   Coretronic Corp.                                       1,505
--------------------------------------------------------------------------------
         703,000   Gemtek Technology Corp.(1)                             1,592
--------------------------------------------------------------------------------
       1,016,000   King Yuan Electronics
                   Company Limited(1)                                     1,006
--------------------------------------------------------------------------------
       2,145,000   Lian Hwa Food Corp.(1)                                   673
--------------------------------------------------------------------------------
       1,203,000   O-TA Precision Industry Co Ltd.                        2,815
--------------------------------------------------------------------------------
         291,581   Optimax Technology Corporation                         1,181
--------------------------------------------------------------------------------
       1,526,000   Powertech Technology Inc.(1)                           2,999
--------------------------------------------------------------------------------
       5,822,000   Taishin Financial Holdings Co. Ltd.                    5,275
--------------------------------------------------------------------------------
       1,661,000   Tripod Technology Corp.(1)                             2,412
--------------------------------------------------------------------------------
       1,228,000   United Microelectronics Corp.(1)                       1,068
--------------------------------------------------------------------------------
       1,277,000   Wan Hai Lines Limited                                  1,050
--------------------------------------------------------------------------------
                                                                         25,081
--------------------------------------------------------------------------------

Shares/Principal Amount       ($ IN THOUSANDS)                         Value
--------------------------------------------------------------------------------

THAILAND -- 1.8%
--------------------------------------------------------------------------------
       1,042,200   Bangkok Bank Public
                   Company Limited(1)                                  $  2,377
--------------------------------------------------------------------------------
       7,746,200   Siam Industrial Credit Public
                   Company Limited                                        1,347
--------------------------------------------------------------------------------
                                                                          3,724
--------------------------------------------------------------------------------

TURKEY -- 0.4%
--------------------------------------------------------------------------------
     202,541,780   Otokar Otobus Karoseri Sanayi AS(1)                      762
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost $187,886)                                                         199,348
--------------------------------------------------------------------------------

PREFERRED STOCKS -- 2.4%
--------------------------------------------------------------------------------

BRAZIL -- 1.2%
--------------------------------------------------------------------------------
     910,787,532   Telemig Celular Participacoes SA                       1,298
--------------------------------------------------------------------------------
         138,900   Usinas Siderurgicas
                   de Minas Gerais SA Cl A                                1,337
--------------------------------------------------------------------------------
                                                                          2,635
--------------------------------------------------------------------------------

CHILE -- 1.2%
--------------------------------------------------------------------------------
       1,280,668   Embotelladora Andina SA                                2,369
--------------------------------------------------------------------------------

TOTAL PREFERRED STOCKS
(Cost $5,793)                                                             5,004
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 0.6%
--------------------------------------------------------------------------------
Repurchase Agreement, Credit Suisse
First Boston Corp., (U.S. Treasury obligations),
in a joint trading account at 0.94%,
dated 5/28/04, due 6/1/04
(Delivery value $1,300)
(Cost $1,300)                                                             1,300
--------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES -- 100.0%
(Cost $194,979)                                                        $205,652
================================================================================

COLLATERAL RECEIVED FOR
SECURITIES LENDING(3)
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS
--------------------------------------------------------------------------------
Repurchase Agreement, Deutsche Bank AG,
(U.S. Treasury obligations), 1.04%,
dated 5/28/04, due 6/1/04
(Delivery value $393)                                                    $  393
--------------------------------------------------------------------------------

SHORT-TERM DEBT
--------------------------------------------------------------------------------
          $1,000   John Hancock Global Funding II,
                   VRN, 1.34%, 6/1/04,
                   resets daily off the Federal
                   Funds Rate plus 0.34%                                  1,002
--------------------------------------------------------------------------------
TOTAL COLLATERAL RECEIVED FOR
SECURITIES LENDING
(Cost $1,395)                                                            $1,395
================================================================================

See Notes to Financial Statements.                                  (continued)

------
12

Emerging Markets -  Schedule of Investments

MAY 31, 2004 (UNAUDITED)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS*
--------------------------------------------------------------------------------
                                                         ($ IN THOUSANDS)
   Contracts to Sell       Settlement Date         Value        Unrealized Gain
--------------------------------------------------------------------------------
    8,197,239  ZAR            10/01/04            $ 1,231            $18
                                               =================================

(Value on Settlement Date $1,249)

*FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS are designed to protect the fund's foreign investments against declines in foreign currencies (also known as hedging). The contracts are called "forward" because they allow the fund to exchange a foreign currency for U.S. dollars on a specific date in the future --
and at a prearranged exchange rate.

MARKET SECTOR DIVERSIFICATION
--------------------------------------------------------------------------------
Consumer Discretionary                                                     6.2%
--------------------------------------------------------------------------------
Consumer Staples                                                          12.8%
--------------------------------------------------------------------------------
Energy                                                                     9.1%
--------------------------------------------------------------------------------
Financials                                                                20.3%
--------------------------------------------------------------------------------
Health Care                                                                0.3%
--------------------------------------------------------------------------------
Industrials                                                                4.2%
--------------------------------------------------------------------------------
Information Technology                                                    17.1%
--------------------------------------------------------------------------------
Materials                                                                 14.4%
--------------------------------------------------------------------------------
Telecommunication Services                                                12.4%
--------------------------------------------------------------------------------
Utilities                                                                  2.6%
--------------------------------------------------------------------------------
Temporary Cash Investments                                                 0.6%
--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

ADR = American Depositary Receipt

GDR = Global Depositary Receipt

resets = The frequency with which a security's coupon changes, based on current market conditions  or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

VRN = Variable Rate Note. Interest reset date is indicated, unless otherwise noted. Rate shown is effective May 31, 2004.

ZAR = South African Rand

(1) Non-income producing.

(2) Security, or a portion thereof, was on loan as of May 31, 2004.

(3) Investments represent purchases made by the lending agent with cash collateral received through  securities lending transactions.
    (See Note 5 in Notes to Financial Statements.)

See Notes to Financial Statements.

------
13

Global Growth - Performance

TOTAL RETURNS AS OF MAY 31, 2004
--------------------------------------------------------------------------------
                                      ------------------------
                                       AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------
                                                     SINCE           INCEPTION
                          1 YEAR       5 YEARS     INCEPTION            DATE
--------------------------------------------------------------------------------
INVESTOR CLASS            26.69%        5.54%        8.35%            12/1/98
--------------------------------------------------------------------------------
MSCI WORLD FREE INDEX     23.60%       -1.21%        0.41%(1)            --
--------------------------------------------------------------------------------
Institutional Class       26.68%          --        -6.46%             8/1/00
--------------------------------------------------------------------------------
Advisor Class             26.29%        5.27%        6.17%             2/5/99
--------------------------------------------------------------------------------
C Class                   25.32%          --         4.51%             3/1/02
--------------------------------------------------------------------------------

(1) Since 11/30/98, the date nearest the Investor Class's inception for which data are available.

GROWTH OF $10,000 OVER LIFE OF CLASS
--------------------------------------------------------------------------------
$10,000 investment made December 1, 1998

ONE-YEAR RETURNS OVER LIFE OF CLASS
--------------------------------------------------------------------------------
Periods ended May 31
--------------------------------------------------------------------------------
                              1999*   2000     2001    2002     2003     2004
--------------------------------------------------------------------------------
Investor Class               18.60%  61.77%  -15.57%  -12.17%  -13.86%  26.69%
--------------------------------------------------------------------------------
MSCI World Free Index         8.68%  13.56%  -14.95%  -12.56%   -9.86%  23.60%
--------------------------------------------------------------------------------

* From 12/1/98, the Investor Class's inception date. Index data from 11/30/98, the date nearest the Investor Class's inception for which data are available.
  Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
14

Global Growth - Portfolio Commentary

[photo of Matt Hudson, Trevor Gurwich and Henrik Strabo]

A PORTFOLIO COMMENTARY FROM (LEFT TO RIGHT) MATT HUDSON, TREVOR GURWICH AND
HENRIK STRABO, PORTFOLIO MANAGERS ON THE GLOBAL GROWTH INVESTMENT TEAM.

Global Growth advanced 6.94%* during the six months ended May 31, 2004, while its benchmark, the Morgan Stanley Capital International World Free Index,
returned 7.79%.

Markets in the world's developed nations gained during the period, with the
World Free Index advancing as countries continued to report good news on the economic front and investors remained confident of strength among corporations.
The gains were strongest late in 2003 and early 2004, but toward the end of the period, concern about the possibility of higher U.S. interest rates, rising oil prices and heightened violence in Iraq took a toll on markets. The threat of slowing demand from China also negatively affected international markets, especially those in Asia, and led to declines among some companies in the portfolio from that region.

Against that backdrop, eight of 10 sectors in which we were invested advanced, with our complement of financial holdings posting the largest contribution and outperforming the index. But several sectors--notably energy and materials--underperformed the index, causing the portfolio to lag the benchmark.

BOOST FROM BANKS

The financials sector, Global Growth's biggest stake at the period's end, advanced mostly on the strength of commercial banks, which on average represented the portfolio's heaviest industry weighting.

Japan's Sumitomo Mitsui Financial Group not only topped the list of banks contributing to Global Growth, but made one of the largest contributions to the portfolio. Sumitomo, one of Japan's largest banks, benefited from a diminishing number of bad loans as the nation's economy showed signs of gradual recovery.

TYPES OF INVESTMENTS IN PORTFOLIO
-------------------------------------------------------------------------------
                                         AS OF                 AS OF
                                        5/31/04              11/30/03
-------------------------------------------------------------------------------
Common Stocks                            98.3%                 97.5%
-------------------------------------------------------------------------------
Preferred Stocks                          0.5%                  2.0%
-------------------------------------------------------------------------------
TOTAL EQUITY EXPOSURE                    98.8%                 99.5%
-------------------------------------------------------------------------------
Temporary Cash
Investments                               1.2%                  0.5%
-------------------------------------------------------------------------------

INVESTMENTS BY COUNTRY
AS OF MAY 31, 2004
-------------------------------------------------------------------------------
                                       % OF FUND             % OF FUND
                                      INVESTMENTS           INVESTMENTS
                                         AS OF                 AS OF
                                        5/31/04              11/30/03
-------------------------------------------------------------------------------
United States(+)                         46.2%                 42.2%
-------------------------------------------------------------------------------
Japan                                    10.7%                 12.5%
-------------------------------------------------------------------------------
Switzerland                               6.4%                  3.6%
-------------------------------------------------------------------------------
United Kingdom                            5.9%                  7.5%
-------------------------------------------------------------------------------
Germany                                   3.7%                  6.2%
-------------------------------------------------------------------------------
France                                    3.6%                  5.1%
-------------------------------------------------------------------------------
Bermuda                                   3.0%                  1.0%
-------------------------------------------------------------------------------
South Korea                               2.8%                  2.0%
-------------------------------------------------------------------------------
Other                                    17.7%                 19.9%
-------------------------------------------------------------------------------

(+) Includes temporary cash investments.

* All fund returns referenced in this commentary are
  for Investor Class shares.                                       (continued)

------
15

Global Growth - Portfolio Commentary

Banks weren't alone in lifting the  portfolio. The insurance industry also contributed to Global Growth, led by our stake in American International Group, the world's largest insurer. AIG reported during the period that first-quarter profit increased 36%, due partly to higher premiums for property and casualty insurance.

HEALTH CARE RISES

The portfolio's health care holdings also boosted performance, led by makers of health care equipment and supplies. Boston Scientific, a top-10 holding on average during the period, provided the biggest lift. Boston Scientific received approval during the period to sell its Taxus drug-coated stent in the U.S., and the company reported strong initial sales.

Pfizer, also among our 10 largest  positions on average, led the rise in Global
Growth's pharmaceutical stake. The U.S. company reported two consecutive quarters of revenue and earnings growth and reaffirmed its profit forecast for
2004. Switzerland's Roche Holding, the world's largest maker of cancer drugs, also contributed.

ON THE DOWNSIDE

Although most sectors made positive contributions, several slowed our performance against the World Free Index, including energy and materials. Global
Growth's underweight energy sector delivered the worst performance against the benchmark. The retreat was most notable in the oil and gas industry, where we had a lighter stake in the United Kingdom's BP, one of the world's largest oil companies, which advanced partly on the strength of rising oil prices.

Our stake in the materials sector lagged the index on weakness among our holdings in the metals and mining industry, some of which were affected by declining gold prices.

In conclusion, we remain committed to our long-standing process of identifying companies demonstrating fundamental strength and sustainable improvement in their business.

TOP TEN HOLDINGS
AS OF MAY 31, 2004
-------------------------------------------------------------------------------
                                       % OF FUND             % OF FUND
                                      INVESTMENTS           INVESTMENTS
                                         AS OF                 AS OF
                                        5/31/04              11/30/03
-------------------------------------------------------------------------------
Exxon Mobil Corp.                         1.7%                  0.9%
-------------------------------------------------------------------------------
General Electric Co.                      1.5%                  1.0%
-------------------------------------------------------------------------------
Procter & Gamble
Co. (The)                                 1.5%                  1.5%
-------------------------------------------------------------------------------
Citigroup Inc.                            1.5%                  1.5%
-------------------------------------------------------------------------------
Medtronic, Inc.                           1.4%                   --
-------------------------------------------------------------------------------
Samsung Electronics                       1.3%                  1.0%
-------------------------------------------------------------------------------
Cisco Systems Inc.                        1.3%                  1.8%
-------------------------------------------------------------------------------
Tyco International Ltd.                   1.3%                   --
-------------------------------------------------------------------------------
Genentech, Inc.                           1.3%                   --
-------------------------------------------------------------------------------
American Express Co.                      1.3%                  1.0%
-------------------------------------------------------------------------------

TOP FIVE SECTORS
AS OF MAY 31, 2004
-------------------------------------------------------------------------------
                                       % OF FUND             % OF FUND
                                      INVESTMENTS           INVESTMENTS
                                         AS OF                 AS OF
                                        5/31/04              11/30/03
-------------------------------------------------------------------------------
Financials                               19.4%                 23.1%
-------------------------------------------------------------------------------
Health Care                              16.1%                 13.8%
-------------------------------------------------------------------------------
Information Technology                   15.0%                 19.5%
-------------------------------------------------------------------------------
Industrials                              13.8%                 11.2%
-------------------------------------------------------------------------------
Consumer Discretionary                   12.3%                 13.5%
-------------------------------------------------------------------------------

------
16

Global Growth - Schedule of Investments

MAY 31, 2004 (UNAUDITED)

Shares                        ($ IN THOUSANDS)                           Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 98.3%
--------------------------------------------------------------------------------

AUSTRALIA -- 1.2%
--------------------------------------------------------------------------------
         393,295   BHP Billiton Limited                                $  3,380
--------------------------------------------------------------------------------
BELGIUM -- 0.6%
--------------------------------------------------------------------------------
          27,000   Mobistar SA(1)                                         1,688
--------------------------------------------------------------------------------

BERMUDA -- 3.0%
--------------------------------------------------------------------------------
          78,228   Axis Capital Holdings Limited                          2,186
--------------------------------------------------------------------------------
          63,700   Nabors Industries Ltd.(1)                              2,637
--------------------------------------------------------------------------------
         117,000   Tyco International Ltd.                                3,602
--------------------------------------------------------------------------------
                                                                          8,425
--------------------------------------------------------------------------------

CANADA -- 1.9%
--------------------------------------------------------------------------------
          83,100   EnCana Corp.                                           3,260
--------------------------------------------------------------------------------
          91,600   QLT Inc.(1)                                            2,116
--------------------------------------------------------------------------------
                                                                          5,376
--------------------------------------------------------------------------------

CHANNEL ISLANDS -- 0.6%
--------------------------------------------------------------------------------
          71,710   Amdocs Ltd.(1)                                         1,770
--------------------------------------------------------------------------------

ESTONIA -- 0.6%
--------------------------------------------------------------------------------
         233,200   Hansabank Ltd.                                         1,814
--------------------------------------------------------------------------------

FRANCE -- 3.6%
--------------------------------------------------------------------------------
         115,000   Alcatel SA(1)(2)                                       1,653
--------------------------------------------------------------------------------
         107,171   Axa                                                    2,199
--------------------------------------------------------------------------------
          78,000   JC Decaux SA(1)                                        1,665
--------------------------------------------------------------------------------
          27,130   Schneider SA                                           1,826
--------------------------------------------------------------------------------
          33,400   Societe Generale Cl A                                  2,831
--------------------------------------------------------------------------------
                                                                         10,174
--------------------------------------------------------------------------------

GERMANY -- 3.2%
--------------------------------------------------------------------------------
          41,290   Continental AG                                         1,853
--------------------------------------------------------------------------------
          13,340   Puma AG Rudolf Dassler Sport                           3,257
--------------------------------------------------------------------------------
          10,800   SAP AG                                                 1,744
--------------------------------------------------------------------------------
          32,950   Siemens AG                                             2,319
--------------------------------------------------------------------------------
                                                                          9,173
--------------------------------------------------------------------------------

GREECE -- 1.4%
--------------------------------------------------------------------------------
          79,700   EFG Eurobank Ergasias SA                               1,775
--------------------------------------------------------------------------------
         119,000   Greek Organization of
                   Football Prognostics SA                                2,287
--------------------------------------------------------------------------------
                                                                          4,062
--------------------------------------------------------------------------------

HONG KONG -- 0.5%
--------------------------------------------------------------------------------
         150,000   Sun Hung Kai Properties Ltd.                           1,275
--------------------------------------------------------------------------------

INDIA -- 1.0%
--------------------------------------------------------------------------------
         100,000   Housing Development Finance Corp.                      1,253
--------------------------------------------------------------------------------
          70,500   Maruti Udyog Ltd.(1)                                     628
--------------------------------------------------------------------------------
          72,300   Oil & Natural Gas Corp. Ltd.                           1,035
--------------------------------------------------------------------------------
                                                                          2,916
--------------------------------------------------------------------------------

ISRAEL -- 1.0%
--------------------------------------------------------------------------------
          44,428   Teva Pharmaceutical
                   Industries Ltd. ADR                                    2,940
--------------------------------------------------------------------------------

Shares                        ($ IN THOUSANDS)                           Value
--------------------------------------------------------------------------------

ITALY -- 0.6%
--------------------------------------------------------------------------------
          27,000   e.Biscom(1)                                         $  1,570
--------------------------------------------------------------------------------

JAPAN -- 10.7%
--------------------------------------------------------------------------------
          42,000   Canon, Inc.                                            2,076
--------------------------------------------------------------------------------
         140,500   Chugai Pharmaceutical Co. Ltd.                         2,135
--------------------------------------------------------------------------------
          35,300   Fast Retailing Company Limited                         2,534
--------------------------------------------------------------------------------
          22,100   Hoya Corp.                                             2,287
--------------------------------------------------------------------------------
          55,000   Ito-Yokado Co., Ltd.                                   2,240
--------------------------------------------------------------------------------
         139,000   JSR Corp.                                              2,963
--------------------------------------------------------------------------------
             580   NET One Systems Co. Ltd.                               2,341
--------------------------------------------------------------------------------
          13,800   Nidec Corporation(2)                                   1,515
--------------------------------------------------------------------------------
          24,900   ORIX Corporation                                       2,532
--------------------------------------------------------------------------------
          73,400   Pioneer Corp.                                          1,894
--------------------------------------------------------------------------------
         197,000   Sharp Corp.                                            3,344
--------------------------------------------------------------------------------
         238,000   Shinsei Bank Ltd.                                      1,611
--------------------------------------------------------------------------------
             395   Sumitomo Mitsui Financial
                   Group Inc.(2)                                          2,838
--------------------------------------------------------------------------------
                                                                         30,310
--------------------------------------------------------------------------------

NETHERLANDS -- 1.8%
--------------------------------------------------------------------------------
         130,400   ING Groep N.V.                                         2,943
--------------------------------------------------------------------------------
          78,000   Randstad Holdings N.V.                                 2,049
--------------------------------------------------------------------------------
                                                                          4,992
--------------------------------------------------------------------------------

RUSSIAN FEDERATION -- 1.3%
--------------------------------------------------------------------------------
       2,954,950   Central Telecommunications Company                     1,064
--------------------------------------------------------------------------------
          14,140   Mobile Telesystems ADR                                 1,660
--------------------------------------------------------------------------------
      26,500,000   Uralsvyazinform                                        1,023
--------------------------------------------------------------------------------
                                                                          3,747
--------------------------------------------------------------------------------

SOUTH AFRICA -- 0.6%
--------------------------------------------------------------------------------
         229,560   Naspers Ltd.                                           1,620
--------------------------------------------------------------------------------

SOUTH KOREA -- 2.8%
--------------------------------------------------------------------------------
          43,000   Hyundai Motor Co. Ltd.                                 1,648
--------------------------------------------------------------------------------
          35,000   Kookmin Bank(1)                                        1,216
--------------------------------------------------------------------------------
           8,410   Samsung Electronics                                    3,750
--------------------------------------------------------------------------------
          71,000   Samsung Securities Co. Ltd.                            1,264
--------------------------------------------------------------------------------
                                                                          7,878
--------------------------------------------------------------------------------

SPAIN -- 0.9%
--------------------------------------------------------------------------------
         117,000   Repsol YPF SA                                          2,481
--------------------------------------------------------------------------------

SWEDEN -- 2.1%
--------------------------------------------------------------------------------
           3,716   Ainax AB(1)                                              115
--------------------------------------------------------------------------------
          56,923   Oriflame Cosmetics SA(1)                               1,791
--------------------------------------------------------------------------------
         755,360   Telefonaktiebolaget LM
                   Ericsson B Shares(1)                                   2,108
--------------------------------------------------------------------------------
          57,600   Volvo AB Cl B                                          1,866
--------------------------------------------------------------------------------
                                                                          5,880
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
17

Global Growth - Schedule of Investments

MAY 31, 2004 (UNAUDITED)

Shares                        ($ IN THOUSANDS)                           Value
--------------------------------------------------------------------------------

SWITZERLAND -- 6.4%
--------------------------------------------------------------------------------
         394,306   ABB Limited(1)                                      $  2,203
--------------------------------------------------------------------------------
          54,620   Compagnie Financiere
                   Richemont AG Cl A                                      1,408
--------------------------------------------------------------------------------
           8,100   Nestle SA                                              2,107
--------------------------------------------------------------------------------
          15,650   Nobel Biocare Holding AG                               2,323
--------------------------------------------------------------------------------
          45,000   Novartis AG                                            2,018
--------------------------------------------------------------------------------
          26,400   Roche Holding AG                                       2,781
--------------------------------------------------------------------------------
          16,130   Swatch Group AG(2)                                     2,246
--------------------------------------------------------------------------------
          41,922   UBS AG                                                 3,008
--------------------------------------------------------------------------------
                                                                         18,094
--------------------------------------------------------------------------------

TAIWAN (REPUBLIC OF CHINA) -- 1.6%
--------------------------------------------------------------------------------
         350,500   Novatek Microelectronics Corp., Ltd.                   1,409
--------------------------------------------------------------------------------
         445,590   Optimax Technology Corporation                         1,805
--------------------------------------------------------------------------------
         771,000   Taiwan Semiconductor
                   Manufacturing Co. Ltd.(1)                              1,342
--------------------------------------------------------------------------------

                                                                          4,556
--------------------------------------------------------------------------------

UNITED KINGDOM -- 5.9%
--------------------------------------------------------------------------------
         203,500   British Sky Broadcasting plc                           2,286
--------------------------------------------------------------------------------
         489,950   EMI Group plc                                          1,965
--------------------------------------------------------------------------------
          46,690   Man Group plc                                          1,397
--------------------------------------------------------------------------------
         120,640   Reckitt Benckiser plc                                  3,265
--------------------------------------------------------------------------------
         284,509   Smith & Nephew plc                                     2,980
--------------------------------------------------------------------------------
         473,000   Tesco plc                                              2,157
--------------------------------------------------------------------------------
       1,160,818   Vodafone Group plc                                     2,726
--------------------------------------------------------------------------------
                                                                         16,776
--------------------------------------------------------------------------------

UNITED STATES -- 45.0%
--------------------------------------------------------------------------------
          34,500   3M Co.                                                 2,917
--------------------------------------------------------------------------------
          26,000   Aetna Inc.                                             2,111
--------------------------------------------------------------------------------
          70,200   American Express Co.                                   3,559
--------------------------------------------------------------------------------
          41,400   American International Group, Inc.                     3,035
--------------------------------------------------------------------------------
         253,000   American Tower Corp. Cl A(1)                           3,499
--------------------------------------------------------------------------------
          78,000   Boston Scientific Corp.(1)                             3,455
--------------------------------------------------------------------------------
          35,300   Broadcom Corp.(1)                                      1,490
--------------------------------------------------------------------------------
         164,300   Cisco Systems Inc.(1)                                  3,639
--------------------------------------------------------------------------------
          92,150   Citigroup Inc.                                         4,278
--------------------------------------------------------------------------------
          44,000   Clorox Company                                         2,304
--------------------------------------------------------------------------------
          71,600   Corinthian Colleges, Inc.(1)                           2,034
--------------------------------------------------------------------------------
         191,000   Corning Inc.(1)                                        2,366
--------------------------------------------------------------------------------
          36,000   Corporate Executive Board Co. (The)                    1,968
--------------------------------------------------------------------------------
          61,700   Danaher Corp.                                          2,902
--------------------------------------------------------------------------------
          70,610   Digital River Inc.(1)(2)                               2,218

Shares                        ($ IN THOUSANDS)                           Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         125,700   E*TRADE Group Inc.(1)                               $  1,434
--------------------------------------------------------------------------------
          35,640   eBay Inc.(1)                                           3,165
--------------------------------------------------------------------------------
         184,400   EMC Corp.(1)                                           2,073
--------------------------------------------------------------------------------
         112,500   Exxon Mobil Corp.                                      4,865
--------------------------------------------------------------------------------
          59,840   Genentech, Inc.(1)                                     3,579
--------------------------------------------------------------------------------
         140,800   General Electric Co.                                   4,382
--------------------------------------------------------------------------------
          39,500   Gilead Sciences, Inc.(1)                               2,586
--------------------------------------------------------------------------------
          50,000   Gillette Company                                       2,155
--------------------------------------------------------------------------------
          29,200   Goldman Sachs Group, Inc. (The)                        2,742
--------------------------------------------------------------------------------
          39,700   Harrah's Entertainment, Inc.                           2,041
--------------------------------------------------------------------------------
          89,200   InterActiveCorp(1)                                     2,788
--------------------------------------------------------------------------------
          31,280   Invitrogen Corp.(1)                                    2,172
--------------------------------------------------------------------------------
          48,000   Kohl's Corp.(1)                                        2,283
--------------------------------------------------------------------------------
          53,750   Medicis Pharmaceutical Corp. Cl A                      2,275
--------------------------------------------------------------------------------
          84,510   Medtronic, Inc.                                        4,048
--------------------------------------------------------------------------------
         108,786   Monster Worldwide Inc.(1)                              2,753
--------------------------------------------------------------------------------
         111,000   Motorola, Inc.                                         2,194
--------------------------------------------------------------------------------
          49,361   National Financial Partners Corp.                      1,728
--------------------------------------------------------------------------------
         118,000   Network Associates Inc.(1)                             1,965
--------------------------------------------------------------------------------
         144,470   Nextel Communications, Inc.(1)                         3,342
--------------------------------------------------------------------------------
          58,500   Noble Corp.(1)                                         2,016
--------------------------------------------------------------------------------
         142,180   PerkinElmer, Inc.                                      2,774
--------------------------------------------------------------------------------
          97,100   Pfizer, Inc.                                           3,432
--------------------------------------------------------------------------------
          40,100   Procter & Gamble Co. (The)                             4,323
--------------------------------------------------------------------------------
          52,656   Prudential Financial Inc.                              2,333
--------------------------------------------------------------------------------
          42,300   ResMed Inc.(1)                                         2,149
--------------------------------------------------------------------------------
          31,330   United Parcel Service, Inc. Cl B                       2,247
--------------------------------------------------------------------------------
          36,500   UnitedHealth Group Incorporated                        2,382
--------------------------------------------------------------------------------
          18,850   Viacom, Inc. Cl B                                        695
--------------------------------------------------------------------------------
          63,000   Wachovia Corp.                                         2,974
--------------------------------------------------------------------------------
         130,875   XTO Energy Inc.                                        3,304
--------------------------------------------------------------------------------
          75,800   Yahoo! Inc.(1)                                         2,324
--------------------------------------------------------------------------------
                                                                        127,298
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost $230,108)                                                         278,195
--------------------------------------------------------------------------------

PREFERRED STOCKS -- 0.5%
--------------------------------------------------------------------------------

GERMANY -- 0.5%
--------------------------------------------------------------------------------
          84,762   ProSieben SAT.1 Media AG
(Cost $929)                                                               1,346
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
18

Global Growth - Schedule of Investments

MAY 31, 2004 (UNAUDITED)

                              ($ IN THOUSANDS)                           Value
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 1.2%
--------------------------------------------------------------------------------
Repurchase Agreement, Morgan Stanley
Group, Inc., (U.S. Treasury obligations),
in a joint trading account at 0.94%,
dated 5/28/04, due 6/1/04
(Delivery value $3,300)
(Cost $3,300)                                                         $   3,300
--------------------------------------------------------------------------------

TOTAL INVESTMENT  SECURITIES -- 100.0%
(Cost $234,337)                                                       $ 282,841
================================================================================

COLLATERAL RECEIVED FOR
SECURITIES LENDING(3)
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS
--------------------------------------------------------------------------------
Repurchase Agreement, Deutsche Bank AG,
(U.S. Treasury obligations), 1.04%,
dated 5/28/04, due 6/1/04
(Delivery value $6,761)
(Cost $6,760)                                                            $6,760
================================================================================

MARKET SECTOR DIVERSIFICATION
--------------------------------------------------------------------------------
Consumer Discretionary                                                    12.3%
--------------------------------------------------------------------------------
Consumer Staples                                                           7.2%
--------------------------------------------------------------------------------
Energy                                                                     6.9%
--------------------------------------------------------------------------------
Financials                                                                19.4%
--------------------------------------------------------------------------------
Health Care                                                               16.1%
--------------------------------------------------------------------------------
Industrials                                                               13.8%
--------------------------------------------------------------------------------
Information Technology                                                    15.0%
--------------------------------------------------------------------------------
Materials                                                                  2.2%
--------------------------------------------------------------------------------
Telecommunication Services                                                 5.9%
--------------------------------------------------------------------------------
Temporary Cash Investments                                                 1.2%
--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

ADR = American Depositary Receipt

(1) Non-income producing.

(2) Security, or a portion thereof, was on loan as of May 31, 2004.

(3) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.
    (See Note 5 in Notes to Financial Statements.)

See Notes to Financial Statements.

------
19

International Opportunities - Performance

TOTAL RETURNS AS OF MAY 31, 2004
--------------------------------------------------------------------------------
                                                  ----------------
                                                   AVERAGE ANNUAL
                                                      RETURNS
--------------------------------------------------------------------------------
                                                       SINCE         INCEPTION
                                        1 YEAR       INCEPTION          DATE
--------------------------------------------------------------------------------
INVESTOR CLASS                          62.50%         20.96%          6/1/01
--------------------------------------------------------------------------------
CITIGROUP EMI GROWTH WORLD EX-US(1)     42.23%          6.09%(2)         --
--------------------------------------------------------------------------------
Institutional Class                     62.82%         55.43%          1/9/03
--------------------------------------------------------------------------------

(1) Formerly Salomon Smith Barney Extended Market Index Growth World ex-US.

(2) Since 5/31/01, the date nearest the Investor Class's inception for which data are available.

GROWTH OF $10,000 OVER LIFE OF CLASS
--------------------------------------------------------------------------------
$10,000 investment made June 1, 2001

ONE-YEAR RETURNS OVER LIFE OF CLASS
--------------------------------------------------------------------------------
Periods ended May 31
-------------------------------------------------------------------------------
                                                2002*      2003       2004
-------------------------------------------------------------------------------
Investor Class                                 15.00%     -5.48%     62.50%
-------------------------------------------------------------------------------
Citigroup EMI Growth World ex-US               -8.01%     -8.73%     42.23%
-------------------------------------------------------------------------------

* From 6/1/01, the Investor Class's inception date. Index data from 5/31/01, the date nearest the Investor Class's inception for which data are available.
  Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
20

International Opportunities -
Portfolio Commentary

[photo of Lynette Schroeder and Henrik Strabo]

A PORTFOLIO COMMENTARY FROM LYNETTE SCHROEDER, PORTFOLIO MANAGER, AND HENRIK
STRABO, CIO INTERNATIONAL EQUITIES, ON THE INTERNATIONAL OPPORTUNITIES
INVESTMENT TEAM.

International Opportunities climbed 15.58%(1) during the six months ended May
31, 2004, outperforming its benchmark, the Citigroup EMI (Extended Market Index)
Growth World ex-US, which rose 13.01%. The portfolio's performance compares favorably to  that of its peers: The 100 small-cap international funds tracked by Lipper Inc. rose an average of 11.75%.

International Opportunities has delivered superior long-term performance. Since its June 1, 2001, inception, the fund posted average annual returns of 20.96%, outpacing the 6.09% average for its benchmark.(2)

CONFIDENCE FUELS RALLIES

World equity markets enjoyed continued vitality during the period covered by this report. Increased global demand helped support economic expansion in many nations around the world, providing a beneficial backdrop for profit growth.
Confidence flourished, and investors put their money to work in overseas stock markets, launching rallies that sent major indices in Asia and Europe to levels not seen in several years.

Though stocks later came off those highs amid challenges--renewed terrorism threats, increased hostilities in Iraq, and ramping energy prices among them--the major international indices posted gains for the period. In that environment, International Opportunities received positive contributions from every sector in which it was invested.

TYPES OF INVESTMENTS IN PORTFOLIO
------------------------------------------------------------------------------
                                         AS OF                 AS OF
                                        5/31/04              11/30/03
------------------------------------------------------------------------------
Common Stocks                            98.3%                 93.2%
------------------------------------------------------------------------------
Preferred Stocks                          --                    3.6%
------------------------------------------------------------------------------
TOTAL EQUITY EXPOSURE                    98.3%                 96.8%
------------------------------------------------------------------------------
Temporary Cash
Investments                               1.7%                  3.2%
------------------------------------------------------------------------------

INVESTMENTS BY COUNTRY
AS OF MAY 31, 2004
------------------------------------------------------------------------------
                                       % OF FUND             % OF FUND
                                      INVESTMENTS           INVESTMENTS
                                         AS OF                 AS OF
                                        5/31/04              11/30/03
------------------------------------------------------------------------------
Japan                                    28.9%                 27.2%
------------------------------------------------------------------------------
United Kingdom                            8.5%                  2.0%
------------------------------------------------------------------------------
Taiwan
(Republic of China)                       7.9%                  7.1%
------------------------------------------------------------------------------
Germany                                   7.1%                  6.0%
------------------------------------------------------------------------------
Canada                                    6.8%                  7.1%
------------------------------------------------------------------------------
Singapore                                 4.0%                  5.9%
------------------------------------------------------------------------------
Norway                                    3.7%                  2.8%
------------------------------------------------------------------------------
Switzerland                               3.3%                  1.9%
------------------------------------------------------------------------------
Sweden                                    2.6%                  1.5%
------------------------------------------------------------------------------
Finland                                   2.0%                  1.0%
------------------------------------------------------------------------------
France                                    2.0%                  1.7%
------------------------------------------------------------------------------
Other                                    23.2%                 35.8%
------------------------------------------------------------------------------

(1) All fund returns referenced in this commentary are for Investor Class shares.

(2) Benchmark information since May 31, 2001, the date
    nearest the Investor Class's inception for
    which data are available.                                     (continued)

------
21

International Opportunities -
Portfolio Commentary

CONSUMER AND FINANCIAL STOCKS SHINE

The search for small-sized foreign companies demonstrating earnings acceleration, the foundation of our discipline, led us to select holdings in the consumer discretionary sector, particularly in Japan. Our overweight position in that country was the greatest source of absolute contribution and an area of significant strength versus our benchmark. Media firms there delivered the bulk of performance and yielded one of the period's top-contributing stocks, Internet advertising agency Cyber Agent. Companies in the textiles, apparel and luxury goods industry also bolstered results. One noteworthy name from that group was
Japan's Sanei-International, a clothing manufacturer.

Investments in the financials sector provided significant lift. All but one of our holdings in this arena added value, and we outdistanced our benchmark.
Exposure to the real estate industry proved especially rewarding--two Japanese companies, Goldcrest Company Limited and Arealink Co., Ltd., ranked high on the list of contributors.

INDUSTRIALS: MIXED PERFORMANCE

The industrials sector held both success and disappointment. Commercial services and supplies firms, the top industry in this group, produced Japan's Take And
Give Needs Co., one of the period's top stocks. In the marine industry,
Singapore's Cosco, a bulk carrier and ship-repair unit of China's biggest shipping company, was another standout. The company reported increased revenues from ship repair and freight rates that drove 2003 profits higher. Elsewhere, though, some of our holdings fell short. One was Canada's Bennett Environmental, which specializes in high-temperature treatment of contaminated soil. Investors punished the stock after the company reduced its profit forecast because of delayed soil shipments by its two largest customers.

In our search for compelling investment opportunities, we will remain committed to our discipline. That means seeking small-sized foreign companies demonstrating sustainable earnings acceleration, which we believe offer our investors the potential for long-term reward.

TOP TEN HOLDINGS
AS OF MAY 31, 2004
-------------------------------------------------------------------------------
                                       % OF FUND             % OF FUND
                                      INVESTMENTS           INVESTMENTS
                                         AS OF                 AS OF
                                        5/31/04              11/30/03
-------------------------------------------------------------------------------
Tandberg Television ASA                   2.4%                  1.8%
-------------------------------------------------------------------------------
Q-Med AB                                  2.3%                   --
-------------------------------------------------------------------------------
Sierra Wireless                           2.0%                   --
-------------------------------------------------------------------------------
Extendicare Inc.                          1.9%                  0.7%
-------------------------------------------------------------------------------
SEZ Holding AG                            1.9%                  1.9%
-------------------------------------------------------------------------------
Accord Customer Care
Solutions Limited                         1.8%                  1.3%
-------------------------------------------------------------------------------
Point Inc.                                1.8%                   --
-------------------------------------------------------------------------------
Okinawa Cellular
Telephone Co.                             1.8%                  1.5%
-------------------------------------------------------------------------------
Sanei-International
Co. Ltd.                                  1.7%                  0.7%
-------------------------------------------------------------------------------
Germanos SA                               1.7%                  1.6%
-------------------------------------------------------------------------------

TOP FIVE SECTORS
AS OF MAY 31, 2004
-------------------------------------------------------------------------------
                                       % OF FUND             % OF FUND
                                      INVESTMENTS           INVESTMENTS
                                         AS OF                 AS OF
                                        5/31/04              11/30/03
-------------------------------------------------------------------------------
Information Technology                   29.5%                 23.0%
-------------------------------------------------------------------------------
Consumer Discretionary                   24.9%                 23.8%
-------------------------------------------------------------------------------
Financials                               15.2%                 10.1%
-------------------------------------------------------------------------------
Industrials                              13.9%                 19.2%
-------------------------------------------------------------------------------
Health Care                               6.8%                  1.7%
-------------------------------------------------------------------------------

------
22

International Opportunities -
Schedule of Investments

MAY 31, 2004 (UNAUDITED)

Shares                          ($ IN THOUSANDS)                         Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 98.3%
--------------------------------------------------------------------------------

BELGIUM -- 1.6%
--------------------------------------------------------------------------------
          36,049   Icos Vision Systems N.V.(1)                         $  1,035
--------------------------------------------------------------------------------
          53,156   Option International(1)                                1,217
--------------------------------------------------------------------------------
                                                                          2,252
--------------------------------------------------------------------------------

CANADA -- 6.8%
--------------------------------------------------------------------------------
         238,556   Extendicare Inc.(1)                                    2,624
--------------------------------------------------------------------------------
         108,803   Home Capital Group Inc.                                1,740
--------------------------------------------------------------------------------
         105,134   Peyto Energy Trust                                     2,357
--------------------------------------------------------------------------------
          96,605   Sierra Wireless(1)                                     2,695
--------------------------------------------------------------------------------
                                                                          9,416
--------------------------------------------------------------------------------

DENMARK -- 1.5%
--------------------------------------------------------------------------------
          10,424   Bryggerigruppen A/S                                      685
--------------------------------------------------------------------------------
          22,636   Topdanmark A/S(1)                                      1,368
--------------------------------------------------------------------------------
                                                                          2,053
--------------------------------------------------------------------------------

FINLAND -- 2.0%
--------------------------------------------------------------------------------
          22,437   Nokian Renkaat Oyj                                     2,076
--------------------------------------------------------------------------------
          71,244   Perlos Oyj                                               696
--------------------------------------------------------------------------------
                                                                          2,772
--------------------------------------------------------------------------------

FRANCE -- 2.0%
--------------------------------------------------------------------------------
           9,757   Gifi                                                     750
--------------------------------------------------------------------------------
          18,423   Ipsos                                                  1,967
--------------------------------------------------------------------------------
                                                                          2,717
--------------------------------------------------------------------------------

GERMANY -- 7.1%
--------------------------------------------------------------------------------
          37,990   AWD Holding AG                                         1,267
--------------------------------------------------------------------------------
         117,902   Balda AG                                               1,022
--------------------------------------------------------------------------------
          83,541   DAB Bank AG(1)(2)                                        626
--------------------------------------------------------------------------------
          45,459   DIS Deutscher Industrie Service AG                     1,194
--------------------------------------------------------------------------------
          32,915   GfK AG                                                 1,105
--------------------------------------------------------------------------------
          41,150   Grenkeleasing AG                                       1,608
--------------------------------------------------------------------------------
          30,821   MPC Muenchmeyer Petersen
                   Capital AG(1)                                          1,694
--------------------------------------------------------------------------------
          53,573   Techem AG(1)                                           1,246
--------------------------------------------------------------------------------
                                                                          9,762
--------------------------------------------------------------------------------

GREECE -- 1.7%
--------------------------------------------------------------------------------
          89,740   Germanos SA                                            2,402
--------------------------------------------------------------------------------

HONG KONG -- 1.1%
--------------------------------------------------------------------------------
       1,036,000   Techtronic Industries
                   Company Limited                                        1,562
--------------------------------------------------------------------------------
INDIA -- 1.5%
--------------------------------------------------------------------------------
         533,565   Industrial Development
                   Bank of India Limited                                    477
--------------------------------------------------------------------------------
          11,211   Lupin Ltd.(1)                                            185
--------------------------------------------------------------------------------
          33,300   Mahindra & Mahindra Ltd.                                 315
--------------------------------------------------------------------------------
         161,400   Wockhardt Ltd.                                         1,031
--------------------------------------------------------------------------------
                                                                          2,008
--------------------------------------------------------------------------------

Shares                          ($ IN THOUSANDS)                         Value
--------------------------------------------------------------------------------

IRELAND -- 0.8%
--------------------------------------------------------------------------------
          97,785   Paddy Power plc                                     $  1,134
--------------------------------------------------------------------------------

JAPAN -- 28.9%
--------------------------------------------------------------------------------
             156   Arealink Co., Ltd.                                       502
--------------------------------------------------------------------------------
             468   Arealink Co., Ltd. -- new shares                       1,286
--------------------------------------------------------------------------------
             185   Cyber Agent Limited(1)                                 1,252
--------------------------------------------------------------------------------
             582   Cybernet Systems Co. Ltd.                              1,679
--------------------------------------------------------------------------------
          39,400   Diamond City Co. Ltd.                                  1,440
--------------------------------------------------------------------------------
             351   en-japan Inc.(1)                                       1,111
--------------------------------------------------------------------------------
             486   EPS Co. Ltd.(1)                                        1,808
--------------------------------------------------------------------------------
          28,974   First Juken Co., Ltd.                                    731
--------------------------------------------------------------------------------
          23,074   First Juken Co., Ltd. -- new shares                      481
--------------------------------------------------------------------------------
             438   GEO Co., Ltd.                                          1,323
--------------------------------------------------------------------------------
          50,000   Geomatec Company Limited                               1,710
--------------------------------------------------------------------------------
          17,700   Goldcrest Company Limited                              1,023
--------------------------------------------------------------------------------
             128   Index Corporation                                        632
--------------------------------------------------------------------------------
             203   Kennedy-Wilson Japan(1)                                  958
--------------------------------------------------------------------------------
          73,700   Komatsu Electronic Metals Co., Ltd.                      912
--------------------------------------------------------------------------------
          47,500   Nihon Dempa Kogyo Co. Ltd.                             1,038
--------------------------------------------------------------------------------
             787   Niws Co. Ltd.                                          2,307
--------------------------------------------------------------------------------
             276   Okinawa Cellular Telephone Co.                         2,429
--------------------------------------------------------------------------------
          31,600   Phoenix Electric Co. Ltd.                              1,247
--------------------------------------------------------------------------------
          74,000   Point Inc.                                             2,470
--------------------------------------------------------------------------------
          57,780   Sanei-International Co. Ltd.(1)                        2,406
--------------------------------------------------------------------------------
          62,400   Showa Shinku Co. Ltd.                                  1,092
--------------------------------------------------------------------------------
           8,400   SHUEI YOBIKO Co. Ltd.(1)                                 305
--------------------------------------------------------------------------------
             191   SK-Electronics Ltd.(1)                                 2,149
--------------------------------------------------------------------------------
          80,000   Sysmex Corp.                                           2,329
--------------------------------------------------------------------------------
              39   Take And Give Needs Co., Ltd.(1)                         481
--------------------------------------------------------------------------------
             180   Take And Give Needs
                   Co., Ltd. -- new shares(1)                             2,221
--------------------------------------------------------------------------------
          52,200   Tamron Co., Ltd.                                       2,287
--------------------------------------------------------------------------------
                                                                         39,609
--------------------------------------------------------------------------------

LUXEMBOURG -- 1.5%
--------------------------------------------------------------------------------
          67,837   SBS Broadcasting SA(1)                                 2,127
--------------------------------------------------------------------------------

MEXICO -- 1.0%
--------------------------------------------------------------------------------
         484,485   Corporacion GEO,
                   SA de CV, Series B(1)                                    637
--------------------------------------------------------------------------------
          37,062   Grupo Aeroportuario del Sureste
                   SA de CV ADR(1)                                          699
--------------------------------------------------------------------------------
                                                                          1,336
--------------------------------------------------------------------------------

NETHERLANDS -- 1.7%
--------------------------------------------------------------------------------
         181,142   Ordina N.V.                                            1,902
--------------------------------------------------------------------------------
          44,702   Trader Classified Media N.V.                             497
--------------------------------------------------------------------------------
                                                                          2,399
--------------------------------------------------------------------------------

NORWAY -- 3.7%
--------------------------------------------------------------------------------
          94,671   Ekornes ASA                                            1,830
--------------------------------------------------------------------------------
         522,049   Tandberg Television ASA(1)                             3,284
--------------------------------------------------------------------------------
                                                                          5,114
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                                                                      (continued)

------
23

International Opportunities -
Schedule of Investments

MAY 31, 2004 (UNAUDITED)

Shares                          ($ IN THOUSANDS)                         Value
--------------------------------------------------------------------------------

PEOPLE'S REPUBLIC OF CHINA -- 1.9%
--------------------------------------------------------------------------------
       1,016,000   Anhui Conch Cement
                   Company Limited                                     $  1,304
--------------------------------------------------------------------------------
       4,442,000   Sinopec Beijing Yanhua
                   Petrochemical Co., Ltd.                                1,268
--------------------------------------------------------------------------------
                                                                          2,572
--------------------------------------------------------------------------------

PORTUGAL -- 1.4%
--------------------------------------------------------------------------------
         413,297   Impresa SGPS(1)                                        1,923
--------------------------------------------------------------------------------

RUSSIAN FEDERATION -- 1.9%
--------------------------------------------------------------------------------
      45,346,757   Uralsvyazinform                                        1,750
--------------------------------------------------------------------------------
         296,123   VolgaTelecom                                             894
--------------------------------------------------------------------------------
                                                                          2,644
--------------------------------------------------------------------------------

SINGAPORE -- 4.0%
--------------------------------------------------------------------------------
       7,154,500   Accord Customer Care
                   Solutions Limited(1)                                   2,506
--------------------------------------------------------------------------------
       4,773,680   Cosco Investment Singapore Limited                     2,206
--------------------------------------------------------------------------------
       1,141,000   MFS Technology Ltd.                                      772
--------------------------------------------------------------------------------
                                                                          5,484
--------------------------------------------------------------------------------

SOUTH KOREA -- 1.6%
--------------------------------------------------------------------------------
          48,100   Kumho Electric Inc.                                    2,162
--------------------------------------------------------------------------------

SPAIN -- 1.1%
--------------------------------------------------------------------------------
          53,730   Aldeasa, SA                                            1,506
--------------------------------------------------------------------------------

SWEDEN -- 2.6%
--------------------------------------------------------------------------------
         114,478   Q-Med AB                                               3,141
--------------------------------------------------------------------------------
          92,223   Transcom WorldWide SA(1)                                 370
--------------------------------------------------------------------------------
                                                                          3,511
--------------------------------------------------------------------------------

SWITZERLAND -- 3.3%
--------------------------------------------------------------------------------
           3,862   PubliGroupe SA                                         1,204
--------------------------------------------------------------------------------
          81,272   SEZ Holding AG(1)                                      2,591
--------------------------------------------------------------------------------
          87,898   Temenos Group AG(1)                                      800
--------------------------------------------------------------------------------
                                                                          4,595
--------------------------------------------------------------------------------

TAIWAN (REPUBLIC OF CHINA) -- 7.9%
--------------------------------------------------------------------------------
       1,155,500   Career Technology
                   Company Limited(1)                                     2,149
--------------------------------------------------------------------------------
         359,000   Chicony Electronics Co. Ltd.                             673
--------------------------------------------------------------------------------
       2,101,000   King Yuan Electronics
                   Company Limited(1)                                     2,080
--------------------------------------------------------------------------------
         371,800   MIN AIK Technology Co., Ltd.                             742
--------------------------------------------------------------------------------
         236,750   Novatek Microelectronics Corp., Ltd.                     952
--------------------------------------------------------------------------------
         567,908   Optimax Technology Corporation                         2,301
--------------------------------------------------------------------------------
         974,000   Powertech Technology Inc.(1)                           1,914
--------------------------------------------------------------------------------
                                                                         10,811
--------------------------------------------------------------------------------

Shares                          ($ IN THOUSANDS)                         Value
--------------------------------------------------------------------------------

TURKEY -- 1.2%
--------------------------------------------------------------------------------
     227,171,624   Dogan Yayin Holding(1)                             $    673
--------------------------------------------------------------------------------
      14,957,831   Eregli Demir ve Celik
                   Fabrikalari TAS(1)                                      381
--------------------------------------------------------------------------------
     163,478,168   Otokar Otobus Karoseri
                   Sanayi AS(1)                                            615
--------------------------------------------------------------------------------
                                                                         1,669
--------------------------------------------------------------------------------

UNITED KINGDOM -- 8.5%
--------------------------------------------------------------------------------
       3,151,518   Ashtead Group plc(1)                                   1,414
--------------------------------------------------------------------------------
         375,669   CSR plc(1)                                             2,201
--------------------------------------------------------------------------------
         214,256   French Connection Group plc                            1,704
--------------------------------------------------------------------------------
         249,382   Mothercare plc(1)                                      1,553
--------------------------------------------------------------------------------
         180,153   Savills plc                                            1,463
--------------------------------------------------------------------------------
         324,491   Whatman plc                                            1,239
--------------------------------------------------------------------------------
         473,196   Wolfson Microelectronics plc(1)                        2,102
--------------------------------------------------------------------------------
                                                                         11,676
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost $115,164)                                                         135,216
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 1.7%
--------------------------------------------------------------------------------
Repurchase Agreement, Morgan Stanley
Group, Inc., (U.S. Treasury obligations),
in a joint trading account at 0.94%,
dated 5/28/04, due 6/1/04
(Delivery value $2,300)
(Cost $2,300)                                                             2,300
--------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES -- 100.0%
(Cost $117,464)                                                        $137,516
================================================================================

COLLATERAL RECEIVED FOR
SECURITIES LENDING(3)
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS
--------------------------------------------------------------------------------
Repurchase Agreement, Deutsche Bank AG,
(U.S. Treasury obligations), 1.04%,
dated 5/28/04, due 6/1/04
(Delivery value $24)
(Cost $24)                                                                  $24
================================================================================

See Notes to Financial Statements.                                  (continued)

----
24

International Opportunities -
Schedule of Investments

MAY 31, 2004 (UNAUDITED)

MARKET SECTOR DIVERSIFICATION
--------------------------------------------------------------------------------
Consumer Discretionary                                                    24.9%
--------------------------------------------------------------------------------
Consumer Staples                                                           0.5%
--------------------------------------------------------------------------------
Energy                                                                     1.7%
--------------------------------------------------------------------------------
Financials                                                                15.2%
--------------------------------------------------------------------------------
Health Care                                                                6.8%
--------------------------------------------------------------------------------
Industrials                                                               13.9%
--------------------------------------------------------------------------------
Information Technology                                                    29.5%
--------------------------------------------------------------------------------
Materials                                                                  2.1%
--------------------------------------------------------------------------------
Telecommunication Services                                                 3.7%
--------------------------------------------------------------------------------
Temporary Cash Investments                                                 1.7%
--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

ADR = American Depositary Receipt

(1) Non-income producing.

(2) Security, or a portion thereof, was on loan as of May 31, 2004.

(3) Investments represent purchases made by the lending agent with cash collateral received through  securities lending transactions.
    (See Note 5 in Notes to Financial Statements.)

See Notes to Financial Statements.

------
25

Statement of Assets and Liabilities

MAY 31, 2004 (UNAUDITED)
-------------------------------------------------------------------------------------------------------
                                               INTERNATIONAL    EMERGING      GLOBAL     INTERNATIONAL
(AMOUNTS IN THOUSANDS)                           DISCOVERY       MARKETS      GROWTH     OPPORTUNITIES
-------------------------------------------------------------------------------------------------------

ASSETS
-------------------------------------------------------------------------------------------------------
Investment securities, at value
(cost of $1,016,675, $194,979, $234,337
and $117,464, respectively) --
including $16,557, $1,293,
$6,411, and $23 of
securities loaned, respectively                  $1,232,482     $205,652     $282,841       $137,516
------------------------------------------
Investments made with cash collateral
received for securities on loan,
at value (cost of $17,451, $1,395,
$6,760 and $24, respectively)                        17,451        1,395        6,760             24
-------------------------------------------------------------------------------------------------------
Total investment securities, at value
(cost of $1,034,126, $196,374, $241,097
and $117,488, respectively)                       1,249,933      207,047      289,601        137,540
------------------------------------------
Cash                                                    438          174           --             --
------------------------------------------
Foreign currency holdings,
at value (cost of $30,270, $4,870,
$1,551, and $6,992, respectively)                    30,130        4,858        1,541          6,916
------------------------------------------
Receivable for investments sold                      20,078        5,798        5,147            290
------------------------------------------
Receivable for forward foreign currency
exchange contracts                                       --           18           --             --
------------------------------------------
Receivable for capital shares sold                       --           47           19             --
------------------------------------------
Dividends and interest receivable                     2,393          667          704            161
-----------------------------------------------------------------------------------------------------
                                                  1,302,972      218,609      297,012        144,907
-----------------------------------------------------------------------------------------------------

LIABILITIES
-----------------------------------------------------------------------------------------------------
Payable for collateral received
for securities on loan                               17,451        1,395        6,760             24
------------------------------------------
Disbursements in excess of
demand deposit cash                                      --           --           29            173
------------------------------------------
Payable for investments purchased                    43,020        6,769        7,769          1,184
------------------------------------------
Accrued management fees                               1,526          340          305            240
-----------------------------------------------------------------------------------------------------
                                                     61,997        8,504       14,863          1,621
-----------------------------------------------------------------------------------------------------

NET ASSETS                                       $1,240,975     $210,105     $282,149       $143,286
=====================================================================================================

See Notes to Financial Statements.                                 (continued)

------
26

Statement of Assets and Liabilities

MAY 31, 2004 (UNAUDITED)
-------------------------------------------------------------------------------------------------------------
                                                     INTERNATIONAL     EMERGING       GLOBAL   INTERNATIONAL
(AMOUNTS IN THOUSANDS EXCEPT PER-SHARE AMOUNTS)        DISCOVERY        MARKETS       GROWTH   OPPORTUNITIES
-------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
-------------------------------------------------------------------------------------------------------------
Capital (par value and paid-in surplus)               $  893,386       $196,126      $316,873      $115,623
----------------------------------------
Accumulated undistributed net
investment income (loss)                                     403            (44)          158           150
----------------------------------------
Accumulated undistributed
net realized gain (loss)
on investment and foreign
currency transactions                                    131,625          3,383       (83,368)        7,552
----------------------------------------
Net unrealized appreciation
on investments and translation
of assets and liabilities in
foreign currencies                                       215,561         10,640        48,486        19,961
-------------------------------------------------------------------------------------------------------------
                                                      $1,240,975       $210,105      $282,149      $143,286
=============================================================================================================

INVESTOR CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
-------------------------------------------------------------------------------------------------------------
Net assets                                        $1,074,783,198   $127,707,439  $273,987,712  $133,425,387
----------------------------------------
Shares outstanding                                    77,512,610     23,501,820    39,551,718    15,707,242
----------------------------------------
Net asset value per share                                 $13.87          $5.43         $6.93         $8.49
-------------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
-------------------------------------------------------------------------------------------------------------
Net assets                                          $166,013,281    $80,956,339    $6,350,676    $9,860,129
----------------------------------------
Shares outstanding                                    11,906,575     14,745,911       909,667     1,159,879
----------------------------------------
Net asset value per share                                 $13.94          $5.49         $6.98         $8.50
-------------------------------------------------------------------------------------------------------------

ADVISOR CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
-------------------------------------------------------------------------------------------------------------
Net assets                                              $178,111     $1,036,456    $1,726,178           N/A
----------------------------------------
Shares outstanding                                        12,963        193,296       251,384           N/A
----------------------------------------
Net asset value per share                                 $13.74          $5.36         $6.87           N/A
-------------------------------------------------------------------------------------------------------------

C CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
-------------------------------------------------------------------------------------------------------------
Net assets                                                   N/A       $405,064       $84,551           N/A
----------------------------------------
Shares outstanding                                           N/A         76,158        12,463           N/A
----------------------------------------
Net asset value per share                                    N/A          $5.32         $6.78           N/A
-------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

------
27

Statement of Operations

FOR THE SIX MONTHS ENDED MAY 31, 2004 (UNAUDITED)
------------------------------------------------------------------------------------------------------
                                               INTERNATIONAL   EMERGING      GLOBAL     INTERNATIONAL
(AMOUNTS IN THOUSANDS)                           DISCOVERY     MARKETS       GROWTH     OPPORTUNITIES
------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
------------------------------------------------------------------------------------------------------
INCOME:
------------------------------------------
Dividends (net of foreign
taxes withheld of $763, $272,
$182 and $155, respectively)                    $   9,449       $2,134      $  1,957      $  1,288
------------------------------------------
Interest                                              138           47            13            28
------------------------------------------
Securities lending                                    647           22            21            22
------------------------------------------------------------------------------------------------------
                                                   10,234        2,203         1,991         1,338
------------------------------------------------------------------------------------------------------

EXPENSES:
------------------------------------------
Management fees                                     9,369        2,123         1,824         1,186
------------------------------------------
Distribution fees:
------------------------------------------
  Advisor Class                                        --            1             2            --
------------------------------------------
  C Class                                              --            2            --            --
------------------------------------------
Service fees:
------------------------------------------
  Advisor Class                                        --            1             2            --
------------------------------------------
  C Class                                              --            1            --            --
------------------------------------------
Directors' fees and expenses                            8            1             2             1
------------------------------------------
Other expenses                                         18            3             3             1
------------------------------------------------------------------------------------------------------
                                                    9,395        2,132         1,833         1,188
------------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME                                 839           71           158           150
------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
------------------------------------------------------------------------------------------------------
NET REALIZED GAIN ON:
------------------------------------------
Investment transactions
(net of foreign taxes
withheld of $--, $--, $--
and $163, respectively)                           152,759       18,641        20,111         6,369
------------------------------------------
Foreign currency transactions                      31,842          960         6,034         1,188
------------------------------------------------------------------------------------------------------
                                                  184,601       19,601        26,145         7,557
------------------------------------------------------------------------------------------------------

CHANGE IN NET UNREALIZED APPRECIATION ON:
------------------------------------------
Investments (including foreign
tax liability reduction of $1,022,
$--, $-- and $177, respectively)                  (60,719)     (19,189)       (4,762)        5,816
------------------------------------------

Translation of assets and liabilities
in foreign currencies                             (20,115)      (1,215)       (3,650)       (1,254)
------------------------------------------------------------------------------------------------------
                                                  (80,834)     (20,404)       (8,412)        4,562
------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)           103,767         (803)       17,733        12,119
------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                        $104,606       $ (732)      $17,891       $12,269
======================================================================================================

See Notes to Financial Statements.

------
28

Statement of Changes in Net Assets

SIX MONTHS ENDED MAY 31, 2004 (UNAUDITED) AND YEAR ENDED NOVEMBER 30, 2003
-------------------------------------------------------------------------------------------------------
(AMOUNTS IN THOUSANDS)                          INTERNATIONAL DISCOVERY           EMERGING MARKETS
-------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS                             2004          2003            2004          2003
-------------------------------------------------------------------------------------------------------

OPERATIONS
-------------------------------------------------------------------------------------------------------
Net investment income                          $      839    $    3,007        $     71     $    100
----------------------------------------
Net realized gain                                 184,601       133,998          19,601       24,968
----------------------------------------
Change in net unrealized appreciation             (80,834)      191,025         (20,404)      22,508
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                         104,606       328,030            (732)      47,576
-------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------
From net investment income:
----------------------------------------
  Investor Class                                   (2,160)       (1,417)             --           --
----------------------------------------
  Institutional Class                                (612)         (486)             --           --
-------------------------------------------------------------------------------------------------------
Decrease in net assets
from distributions                                 (2,772)       (1,903)             --           --
-------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
from capital share transactions                   (37,486)     (128,717)         42,969       18,259
-------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                         64,348       197,410          42,237       65,835

NET ASSETS
-------------------------------------------------------------------------------------------------------
Beginning of period                             1,176,627       979,217         167,868      102,033
-------------------------------------------------------------------------------------------------------
End of period                                  $1,240,975    $1,176,627        $210,105     $167,868
=======================================================================================================

Accumulated undistributed
net investment income (loss)                         $403        $2,336            $(44)       $(115)
=======================================================================================================

See Notes to Financial Statements.                                 (continued)

------
29

Statement of Changes in Net Assets

SIX MONTHS ENDED MAY 31, 2004 (UNAUDITED) AND YEAR ENDED NOVEMBER 30, 2003
-------------------------------------------------------------------------------------------------------
(AMOUNTS IN THOUSANDS)                               GLOBAL GROWTH         INTERNATIONAL OPPORTUNITIES
-------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS                             2004          2003           2004          2003
-------------------------------------------------------------------------------------------------------

OPERATIONS
-------------------------------------------------------------------------------------------------------
Net investment income (loss)                     $    158      $     17        $    150     $    (55)
----------------------------------------
Net realized gain                                  26,145         5,846           7,557        7,314
----------------------------------------
Change in net unrealized appreciation              (8,412)       40,215           4,562       14,069
-------------------------------------------------------------------------------------------------------
Net increase in net assets
resulting from operations                          17,891        46,078          12,269       21,328
-------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------
From net investment income:
----------------------------------------
  Investor Class                                       --            --              --          (61)
----------------------------------------
From net realized gains:
----------------------------------------
  Investor Class                                       --            --          (2,829)          --
----------------------------------------
  Institutional Class                                  --            --            (325)          --
-------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions              --            --          (3,154)         (61)
-------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
from capital share transactions                     4,951        (3,936)         53,640       37,287
-------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                         22,842        42,142          62,755       58,554

NET ASSETS
-------------------------------------------------------------------------------------------------------
Beginning of period                               259,307       217,165          80,531       21,977
-------------------------------------------------------------------------------------------------------
End of period                                    $282,149      $259,307        $143,286      $80,531
=======================================================================================================

Undistributed net investment income                  $158            --            $150           --
=======================================================================================================

See Notes to Financial Statements.

------
30

Notes to Financial Statements

MAY 31, 2004 (UNAUDITED) (AMOUNTS IN THOUSANDS)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. International Discovery Fund
(International Discovery), Emerging Markets Fund (Emerging Markets), Global
Growth Fund (Global Growth) and International Opportunities Fund (International
Opportunities) (collectively, the funds) are four funds in a series issued by the corporation. The funds are diversified under the 1940 Act. The funds'
investment objectives are to seek capital growth. The funds do this by investing primarily in equity securities of foreign companies with the exception of Global
Growth, which invests in both U.S. and foreign companies. International
Discovery invests in securities of issuers in developed or emerging market countries that are small- to medium-sized companies at the time of purchase.
Emerging Markets invests in securities of issuers in emerging market countries.
Global Growth invests in securities of issuers in developed countries.
International Opportunities invests in securities of issuers in developed or emerging market countries that are small-sized companies at the time of purchase. The following is a summary of the funds' significant accounting policies.

MULTIPLE CLASS -- International Discovery is authorized to issue the Investor
Class, the Institutional Class and the Advisor Class. Emerging Markets and
Global Growth are authorized to issue the Investor Class, the Institutional
Class, the Advisor Class and the C Class. International Opportunities is
authorized to issue the Investor Class and the Institutional Class. The C Class
may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and shareholder servicing and distribution expenses and arrangements. All shares of each fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets.
Sale of the Institutional Class for International Opportunities commenced on
January 31, 2003.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value.
When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors if such fair value determination would materially impact a fund's net asset value.
Valuations may not be readily available if, for example: an event occurred after the close of the exchange on which a portfolio security principally trades (but before the close of the New York Stock Exchange) that was likely to have changed the value of the security; a security has been declared in default; trading in a security has been halted during the trading day; or the demand for the security
(as reflected by its trading volume) is insufficient for quoted prices to be reliable.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The funds record the foreign tax expense, if any, on an accrual basis. The realized and unrealized tax provision reduces the net realized gain
(loss) on investment transactions and net unrealized appreciation
(depreciation) on investments, respectively.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- The funds may lend portfolio securities through their lending agent to certain approved borrowers in order to earn additional income.
The funds continue to recognize any gain or loss in the market price of the securities loaned and record any interest earned or dividends declared.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales

                                                                    (continued)

------
31

Notes to Financial Statements

MAY 31, 2004 (UNAUDITED) (AMOUNTS IN THOUSANDS)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The funds may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the funds' exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that the funds' investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid annually. Distributions from net realized gains, if any, are generally declared and paid twice per year.

REDEMPTION -- International Discovery, Emerging Markets and International
Opportunities may impose a 2% redemption fee on shares held less than 180 days.
Global Growth may impose a 2% redemption fee on shares held less than 60 days.
These fees may not be applicable to all classes. These redemption fees are recorded as a reduction in the cost of shares redeemed. These redemption fees are retained by the funds and help cover transaction costs that long-term investors may bear when a fund sells securities to meet investor redemptions.
Global Growth adopted the redemption fee policy effective March 1, 2004.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

                                                                    (continued)

------
32

Notes to Financial Statements

MAY 31, 2004 (UNAUDITED) (AMOUNTS IN THOUSANDS)

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee per class.
The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly in arrears based on each class's pro rata share of each fund's average daily closing net assets during the previous month. The annual management fee for the Investor Class and Institutional Class of International
Opportunities is 2.00% and 1.80%, respectively. Following are the annual management fee schedules for the remaining funds:

The annual management fee schedule for each class of International Discovery is as follows:

---------------------------------------------------------------------
                              INVESTOR     INSTITUTIONAL    ADVISOR
                                CLASS          CLASS         CLASS
---------------------------------------------------------------------
FUND AVERAGE NET ASSETS
---------------------------------------------------------------------
First $500 million              1.75%          1.55%         1.50%
---------------------------------------------------------------------
Next $500 million               1.40%          1.20%         1.15%
---------------------------------------------------------------------
Over $1 billion                 1.20%          1.00%         0.95%
---------------------------------------------------------------------

The annual management fee schedule for each class of Emerging Markets is as follows:

---------------------------------------------------------------------
                            INVESTOR & C   INSTITUTIONAL    ADVISOR
                               CLASSES         CLASS         CLASS
---------------------------------------------------------------------
FUND AVERAGE NET ASSETS
---------------------------------------------------------------------
First $500 million              2.00%          1.80%         1.75%
---------------------------------------------------------------------
Next $500 million               1.50%          1.30%         1.25%
---------------------------------------------------------------------
Over $1 billion                 1.25%          1.05%         1.00%
---------------------------------------------------------------------

The annual management fee schedule for each class of Global Growth is as follows:

---------------------------------------------------------------------
                            INVESTOR & C   INSTITUTIONAL    ADVISOR
                               CLASSES         CLASS         CLASS
---------------------------------------------------------------------
FUND AVERAGE NET ASSETS
---------------------------------------------------------------------
First $1 billion                1.30%          1.10%         1.05%
---------------------------------------------------------------------
Next $1 billion                 1.15%          0.95%         0.90%
---------------------------------------------------------------------
Over $2 billion                 1.05%          0.85%         0.80%
---------------------------------------------------------------------

The effective annual management fees for the six months ended May 31, 2004, were as follows:

--------------------------------------------------------------------------------
                              INVESTOR     INSTITUTIONAL     ADVISOR      C
                                CLASS          CLASS         CLASS      CLASS
--------------------------------------------------------------------------------
International Discovery         1.50%          1.30%         1.25%       N/A
--------------------------------------------------------------------------------
Emerging Markets                2.00%          1.80%         1.75%      2.00%
--------------------------------------------------------------------------------
Global Growth                   1.30%          1.10%         1.05%      1.30%
--------------------------------------------------------------------------------

                                                                    (continued)

------
33

Notes to Financial Statements

MAY 31, 2004 (UNAUDITED) (AMOUNTS IN THOUSANDS)

2. FEES AND TRANSACTIONS WITH RELATED PARTIES (CONTINUED)

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a Master
Distribution and Shareholder Services Plan for the Advisor Class and a Master
Distribution and Individual Shareholder Services Plan for the C Class
(collectively, the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the Advisor Class and C Class will pay American Century Investment
Services, Inc. (ACIS) the following annual distribution and service fees:
--------------------------------------------------------------------------------
                                       ADVISOR                     C
--------------------------------------------------------------------------------
Distribution Fee                        0.25%                    0.75%
--------------------------------------------------------------------------------
Service Fee                             0.25%                    0.25%
--------------------------------------------------------------------------------

The fees are computed daily and paid monthly in arrears based on each class's average daily closing net assets during the previous month. The distribution fee provides compensation for expenses incurred by financial intermediaries in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by
ACIS, its affiliates or independent third party providers for Advisor Class shares and for individual shareholder services rendered by broker/dealers or other independent financial intermediaries for C Class shares. Fees incurred under the plans during the six months ended May 31, 2004, are detailed in the
Statement of Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment manager, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services Corporation.

During the six months ended May 31, 2004, the funds invested in a money market fund for temporary purposes, which was managed by  J.P. Morgan Investment
Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of J.P. Morgan
Chase & Co. (JPM). JPM is an equity investor in ACC. The funds have a bank line of credit agreement and securities lending agreement with JPMorgan Chase Bank
(JPMCB). JPMCB is a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the six months ended May 31, 2004, were as follows:

-------------------------------------------------------------------------------
                       INTERNATIONAL    EMERGING     GLOBAL     INTERNATIONAL
                         DISCOVERY      MARKETS      GROWTH     OPPORTUNITIES
-------------------------------------------------------------------------------
Purchases               $1,172,802      $285,827    $137,901       $132,368
-------------------------------------------------------------------------------
Proceeds from sales     $1,216,462      $240,968    $133,388        $86,199
-------------------------------------------------------------------------------

                                                                   (continued)

------
34

Notes to Financial Statements

MAY 31, 2004 (UNAUDITED) (AMOUNTS IN THOUSANDS)

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the funds were as follows:
--------------------------------------------------------------------------------------------------------
                                                 INTERNATIONAL DISCOVERY            EMERGING MARKETS
--------------------------------------------------------------------------------------------------------
                                                  SHARES         AMOUNT         SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------

INVESTOR CLASS
--------------------------------------------------------------------------------------------------------
SIX MONTHS ENDED MAY 31, 2004

SHARES AUTHORIZED                                400,000                       100,000
========================================================================================================
Sold                                               2,796       $ 39,637         10,062      $ 60,886
------------------------------------------
Issued in reinvestment of distributions              157          2,016             --            --
------------------------------------------
Redeemed                                          (6,125)       (85,192)(1)     (6,209)      (36,687)(1)
--------------------------------------------------------------------------------------------------------
Net increase (decrease)                           (3,172)      $(43,539)         3,853      $ 24,199
========================================================================================================
YEAR ENDED NOVEMBER 30, 2003

SHARES AUTHORIZED                                400,000                       100,000
========================================================================================================
Sold                                               4,196      $  43,886         12,412      $ 49,776
------------------------------------------
Issued in reinvestment of distributions              148          1,317             --            --
------------------------------------------
Redeemed                                         (13,961)      (140,675)(2)    (15,399)      (59,289)(2)
--------------------------------------------------------------------------------------------------------
Net decrease                                      (9,617)     $ (95,472)        (2,987)     $ (9,513)
========================================================================================================

INSTITUTIONAL CLASS
--------------------------------------------------------------------------------------------------------
SIX MONTHS ENDED MAY 31, 2004

SHARES AUTHORIZED                                 75,000                        50,000
========================================================================================================
Sold                                               1,415       $ 20,091          6,644      $ 40,024
------------------------------------------
Issued in reinvestment of distributions               44            566             --            --
------------------------------------------
Redeemed                                          (1,045)       (14,605)        (3,766)      (21,866)
--------------------------------------------------------------------------------------------------------
Net increase                                         414       $  6,052          2,878      $ 18,158
========================================================================================================
YEAR ENDED NOVEMBER 30, 2003

SHARES AUTHORIZED                                 75,000                        50,000
========================================================================================================
Sold                                               3,996       $ 40,338         13,527      $ 57,324
------------------------------------------
Issued in reinvestment of distributions               40            359             --            --
------------------------------------------
Redeemed                                          (7,176)       (73,912)        (6,870)      (28,925)
--------------------------------------------------------------------------------------------------------
Net increase (decrease)                           (3,140)      $(33,215)         6,657      $ 28,399
========================================================================================================

(1) Net of redemption fees of $27 and $149 for International Discovery and
    Emerging Markets, respectively.

(2) Net of redemption fees of $21 and $219 for International Discovery and
    Emerging Markets, respectively.

                                                                    continued)

------
35

Notes to Financial Statements

MAY 31, 2004 (UNAUDITED) (AMOUNTS IN THOUSANDS)

4. CAPITAL SHARE TRANSACTIONS (CONTINUED)
--------------------------------------------------------------------------------------------------------
                                                 INTERNATIONAL DISCOVERY           EMERGING MARKETS
--------------------------------------------------------------------------------------------------------
                                                  SHARES         AMOUNT         SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------

ADVISOR CLASS
--------------------------------------------------------------------------------------------------------
SIX MONTHS ENDED MAY 31, 2004

SHARES AUTHORIZED                                  5,000                         5,000
========================================================================================================
Sold                                                   5           $ 70            204        $1,228
------------------------------------------
Redeemed                                              (5)           (69)          (126)         (740)
--------------------------------------------------------------------------------------------------------
Net increase                                          --           $  1             78        $  488
========================================================================================================
YEAR ENDED NOVEMBER 30, 2003

SHARES AUTHORIZED                                  5,000                         5,000
========================================================================================================
Sold                                                   3           $ 38            580       $ 2,132
------------------------------------------
Redeemed                                              (7)           (68)          (816)       (2,907)(1)
--------------------------------------------------------------------------------------------------------
Net decrease                                          (4)          $(30)          (236)      $  (775)
========================================================================================================

C CLASS
--------------------------------------------------------------------------------------------------------
SIX MONTHS ENDED MAY 31, 2004

SHARES AUTHORIZED                                    N/A                        10,000
========================================================================================================
Sold                                                                                40         $ 241
------------------------------------------
Redeemed                                                                           (20)         (117)
--------------------------------------------------------------------------------------------------------
Net increase                                                                        20         $ 124
========================================================================================================
YEAR ENDED NOVEMBER 30, 2003

SHARES AUTHORIZED                                    N/A                        10,000
========================================================================================================
Sold                                                                               187         $ 710
------------------------------------------
Redeemed                                                                          (146)         (562)
--------------------------------------------------------------------------------------------------------
Net increase                                                                        41         $ 148
========================================================================================================

(1) Net of redemption fees of $12 for Emerging Markets.

                                                                   (continued)

------
36

Notes to Financial Statements

MAY 31, 2004 (UNAUDITED) (AMOUNTS IN THOUSANDS)

4. CAPITAL SHARE TRANSACTIONS (CONTINUED)
---------------------------------------------------------------------------------------------------------
                                                      GLOBAL GROWTH           INTERNATIONAL OPPORTUNITIES
---------------------------------------------------------------------------------------------------------
                                                  SHARES         AMOUNT         SHARES         AMOUNT
---------------------------------------------------------------------------------------------------------

INVESTOR CLASS
---------------------------------------------------------------------------------------------------------
SIX MONTHS ENDED MAY 31, 2004

SHARES AUTHORIZED                                150,000                       100,000
=========================================================================================================
Sold                                               5,695       $ 39,793          8,161      $ 69,168
------------------------------------------
Issued in reinvestment of distributions               --             --            364         2,787
------------------------------------------
Redeemed                                          (4,792)       (33,308)(1)     (2,273)      (18,650)(1)
---------------------------------------------------------------------------------------------------------
Net increase                                         903       $  6,485          6,252      $ 53,305
=========================================================================================================
YEAR ENDED NOVEMBER 30, 2003

SHARES AUTHORIZED                                150,000                       100,000
=========================================================================================================
Sold                                              36,811      $ 198,398          6,641      $ 41,742
------------------------------------------
Issued in reinvestment of distributions               --             --             12            59
------------------------------------------
Redeemed                                         (37,759)      (205,457)        (1,841)      (10,070)(2)
---------------------------------------------------------------------------------------------------------
Net increase (decrease)                             (948)    $   (7,059)         4,812      $ 31,731
=========================================================================================================

INSTITUTIONAL CLASS
---------------------------------------------------------------------------------------------------------
SIX MONTHS ENDED MAY 31, 2004

SHARES AUTHORIZED                                  5,000                        25,000
=========================================================================================================
Sold                                                 106       $    749             --          $ 10
------------------------------------------
Issued in reinvestment of distributions               --             --             43           325
------------------------------------------
Redeemed                                            (408)        (2,926)            --            --
---------------------------------------------------------------------------------------------------------
Net increase (decrease)                             (302)       $(2,177)            43          $335
=========================================================================================================
YEAR ENDED NOVEMBER 30, 2003(3)

SHARES AUTHORIZED                                  5,000                        25,000
=========================================================================================================
Sold                                                 819        $ 4,162          1,117        $5,556
------------------------------------------
Redeemed                                            (214)        (1,215)            --            --
---------------------------------------------------------------------------------------------------------
Net increase                                         605        $ 2,947         $1,117        $5,556
=========================================================================================================

(1) Net of redemption fees of $18 and $130 for Global Growth and
    International Opportunities, respectively.

(2) Net of redemption fees of $52 for International Opportunities.

(3) January 9, 2003 (commencement of sale) through November 30, 2003 for
    International Opportunities.

                                                                   (continued)

------
37

Notes to Financial Statements

MAY 31, 2004 (UNAUDITED) (AMOUNTS IN THOUSANDS)

4. CAPITAL SHARE TRANSACTIONS (CONTINUED)
---------------------------------------------------------------------------------------------------------
                                                      GLOBAL GROWTH          INTERNATIONAL OPPORTUNITIES
---------------------------------------------------------------------------------------------------------
                                                  SHARES          AMOUNT         SHARES         AMOUNT
---------------------------------------------------------------------------------------------------------

ADVISOR CLASS
---------------------------------------------------------------------------------------------------------
SIX MONTHS ENDED MAY 31, 2004

SHARES AUTHORIZED                                  5,000                           N/A
=========================================================================================================
Sold                                                 120          $ 833
------------------------------------------
Redeemed                                             (31)          (215)
---------------------------------------------------------------------------------------------------------
Net increase                                          89          $ 618
=========================================================================================================
YEAR ENDED NOVEMBER 30, 2003

SHARES AUTHORIZED                                  5,000                           N/A
=========================================================================================================
Sold                                               2,190       $ 12,130
------------------------------------------
Redeemed                                          (2,128)       (11,977)
---------------------------------------------------------------------------------------------------------
Net increase                                          62       $    153
=========================================================================================================

C CLASS
---------------------------------------------------------------------------------------------------------
SIX MONTHS ENDED MAY 31, 2004

SHARES AUTHORIZED                                 10,000                           N/A
=========================================================================================================
Sold                                                   3            $25
=========================================================================================================
YEAR ENDED NOVEMBER 30, 2003

SHARES AUTHORIZED                                 10,000                           N/A
=========================================================================================================
Sold                                                  97          $ 536
------------------------------------------
Redeemed                                             (93)          (513)
---------------------------------------------------------------------------------------------------------
Net increase                                           4          $  23
=========================================================================================================

5. SECURITIES LENDING

As of May 31, 2004, securities in International Discovery, Emerging Markets,
Global Growth and International Opportunities valued at $16,557, $1,293, $6,411, and $23, respectively, were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash, and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The total value of all collateral received, at this date, was $17,451, $1,395, $6,760, and $24, respectively. The funds'
risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the funds may be delayed or limited.

6. BANK LINE OF CREDIT

The funds, along with certain other funds managed by ACIM, have a $650 million unsecured bank line of credit agreement with JPMCB. The funds may borrow money for temporary or emergency purposes to fund  shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The funds did not borrow from the line during the six months ended May 31, 2004.

                                                                    (continued)

------
38

Notes to Financial Statements

MAY 31, 2004 (UNAUDITED) (AMOUNTS IN THOUSANDS)

7. RISK FACTORS

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

8. FEDERAL TAX INFORMATION

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of May 31, 2004, the components of investments for federal income tax purposes were as follows:

----------------------------------------------------------------------------------------------------
                                           INTERNATIONAL     EMERGING      GLOBAL    INTERNATIONAL
                                             DISCOVERY        MARKETS      GROWTH    OPPORTUNITIES
----------------------------------------------------------------------------------------------------
Federal tax cost of investments             $1,038,497       $196,748     $241,158      $117,488
====================================================================================================
Gross tax appreciation of investments         $243,478        $20,955      $51,734       $23,418
---------------------------------------
Gross tax depreciation of investments          (32,042)       (10,656)      (3,291)       (3,366)
----------------------------------------------------------------------------------------------------
Net tax appreciation of investments           $211,436        $10,299      $48,443       $20,052
====================================================================================================

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

Following are the capital loss carryovers and capital loss deferral amounts as of November 30, 2003:

----------------------------------------------------------------------------------------------------
                                           INTERNATIONAL     EMERGING      GLOBAL    INTERNATIONAL
                                             DISCOVERY        MARKETS      GROWTH    OPPORTUNITIES
----------------------------------------------------------------------------------------------------
Accumulated capital losses                    $(48,605)      $(15,844)   $(109,454)        --
---------------------------------------
Currency loss deferral                           $(254)         $(114)          --         --
----------------------------------------------------------------------------------------------------

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire as follows:

--------------------------------------------------------------------------------------
                                                2009           2010           2011
--------------------------------------------------------------------------------------
International Discovery                       $(26,887)      $(21,718)         --
--------------------------------------------------------------------------------------
Emerging Markets                              $ (5,184)      $(10,660)         --
--------------------------------------------------------------------------------------
Global Growth                                 $(80,278)      $(28,717)       $(459)
--------------------------------------------------------------------------------------

The currency loss deferrals represent net foreign currency losses incurred in the one-month period ended November 30, 2003. International Discovery and
Emerging Markets have elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

------
39

International Discovery -
Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
----------------------------------------------------------------------------------------------------------
                                                                   INVESTOR CLASS
----------------------------------------------------------------------------------------------------------
                                        2004(1)      2003    2002        2001        2000           1999
----------------------------------------------------------------------------------------------------------

PER-SHARE DATA
----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period    $12.75       $9.32   $10.13      $14.23      $15.20        $9.24
----------------------------------------------------------------------------------------------------------
Income From Investment Operations
------------------------------------
  Net Investment Income (Loss)(2)         0.01        0.03     0.03        0.01       (0.12)       (0.07)
------------------------------------
  Net Realized and Unrealized
  Gain (Loss)                             1.14        3.42    (0.84)      (2.54)       0.03         6.06
----------------------------------------------------------------------------------------------------------
  Total From Investment Operations        1.15        3.45    (0.81)      (2.53)      (0.09)        5.99
----------------------------------------------------------------------------------------------------------
Distributions
------------------------------------
  From Net Investment Income             (0.03)      (0.02)      --          --          --           --
------------------------------------
  From Net Realized Gains                   --          --       --      (1.57)      (0.88)       (0.03)
----------------------------------------------------------------------------------------------------------
  Total Distributions                    (0.03)      (0.02)      --       (1.57)      (0.88)       (0.03)
----------------------------------------------------------------------------------------------------------
Redemption Fees(3)                        --(4)       --(4)    --(4)         --          --           --
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period          $13.87      $12.75    $9.32      $10.13      $14.23       $15.20
==========================================================================================================
  TOTAL RETURN(5)                         9.01%      37.05%   (8.00)%    (20.17)%     (1.27)%      65.12%

RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                  1.50%(6)       1.57%     1.53%       1.45%       1.36%       1.55%
------------------------------------
Ratio of Net Investment Income
(Loss) to Average Net Assets           0.10%(6)       0.27%     0.35%       0.10%     (0.64)%     (0.65)%
------------------------------------
Portfolio Turnover Rate                     94%        215%      224%        180%        113%        110%
------------------------------------
Net Assets, End of Period
(in thousands)                       $1,074,783  $1,028,934  $841,706  $1,021,063  $1,568,872  $1,408,624
----------------------------------------------------------------------------------------------------------

(1) Six months ended May 31, 2004 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) The fund adopted the provisions of the revised AICPA Audit and Accounting
    Guide for Investment Companies which requires the disclosure of the per-share effect of redemption fees. Periods prior to December 1, 2001, have not been restated to reflect this change. Amounts computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

See Notes to Financial Statements.

------
40

International Discovery -
Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
----------------------------------------------------------------------------------------------------
                                                                INSTITUTIONAL CLASS
----------------------------------------------------------------------------------------------------
                                          2004(1)    2003    2002      2001      2000        1999
----------------------------------------------------------------------------------------------------
PER-SHARE DATA
----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period      $12.84     $9.39   $10.18    $14.26    $15.24      $9.25
----------------------------------------------------------------------------------------------------
Income From Investment Operations
-------------------------------------
  Net Investment Income (Loss)(2)           0.02      0.05     0.06      0.04     (0.08)     (0.04)
-------------------------------------
  Net Realized and Unrealized
  Gain (Loss)                               1.13      3.43    (0.85)    (2.55)     0.01       6.06
----------------------------------------------------------------------------------------------------
  Total From Investment Operations          1.15      3.48    (0.79)    (2.51)    (0.07)      6.02
----------------------------------------------------------------------------------------------------
Distributions
-------------------------------------
  From Net Investment Income               (0.05)    (0.03)      --        --        --         --
-------------------------------------
  From Net Realized Gains                     --        --       --     (1.57)    (0.91)     (0.03)
----------------------------------------------------------------------------------------------------
  Total Distributions                      (0.05)    (0.03)      --     (1.57)    (0.91)     (0.03)
----------------------------------------------------------------------------------------------------
Redemption Fees(3)                          --(4)     --(4)    --(4)       --        --         --
----------------------------------------------------------------------------------------------------
Net Asset Value, End of Period            $13.94    $12.84    $9.39    $10.18    $14.26     $15.24
====================================================================================================
  TOTAL RETURN(5)                           9.01%    37.25%   (7.76)%  (19.97)%   (1.13)%    65.37%

RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                    1.30%(6)     1.37%     1.33%     1.25%     1.16%     1.35%
-------------------------------------
Ratio of Net Investment Income
(Loss) to Average Net Assets             0.30%(6)     0.47%     0.55%     0.30%   (0.44)%   (0.45)%
-------------------------------------
Portfolio Turnover Rate                       94%      215%      224%      180%      113%      110%
-------------------------------------
Net Assets, End of Period
(in thousands)                           $166,013  $147,531  $137,358  $192,155  $250,930  $182,222
----------------------------------------------------------------------------------------------------

(1) Six months ended May 31, 2004 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) The fund adopted the provisions of the revised AICPA Audit and Accounting
    Guide for Investment Companies which requires the disclosure of the per-share effect of redemption fees. Periods prior to December 1, 2001, have not been restated to reflect this change. Amounts computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6)  Annualized.

See Notes to Financial Statements.

------
41

International Discovery -
Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
-------------------------------------------------------------------------------------------------
                                                                  ADVISOR CLASS
-------------------------------------------------------------------------------------------------
                                          2004(1)   2003     2002     2001      2000       1999
-------------------------------------------------------------------------------------------------

PER-SHARE DATA
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period      $12.63    $9.23   $10.05   $14.17    $15.14     $9.22
-------------------------------------------------------------------------------------------------
Income From Investment Operations
-------------------------------------
  Net Investment Income (Loss)(2)          (0.02)    0.01     0.01     --(3)    (0.12)    (0.07)
-------------------------------------
  Net Realized and Unrealized
  Gain (Loss)                               1.13     3.39    (0.83)   (2.55)    (0.01)     6.02
-------------------------------------------------------------------------------------------------
  Total From Investment Operations          1.11     3.40    (0.82)   (2.55)    (0.13)     5.95
-------------------------------------------------------------------------------------------------
Distributions
-------------------------------------
  From Net Realized Gains                     --       --       --    (1.57)    (0.84)    (0.03)
-------------------------------------------------------------------------------------------------
Redemption Fees(4)                         --(3)    --(3)     --(3)      --        --        --
-------------------------------------------------------------------------------------------------
Net Asset Value, End of Period            $13.74   $12.63    $9.23   $10.05    $14.17    $15.14
=================================================================================================
  TOTAL RETURN(5)                           8.79%   36.84%  (8.16)%  (20.43)%   (1.53)%   64.82%

RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                     1.75%(6)   1.82%    1.78%     1.70%     1.61%    1.80%
-------------------------------------
Ratio of Net Investment Income
(Loss) to Average Net Assets            (0.15)%(6)   0.02%    0.10%   (0.15)%   (0.87)%  (0.90)%
-------------------------------------
Portfolio Turnover Rate                        94%    215%     224%      180%      113%     110%
-------------------------------------
Net Assets, End of Period
(in thousands)                                $178    $161     $153      $244      $509      $57
-------------------------------------------------------------------------------------------------
(1) Six months ended May 31, 2004 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) The fund adopted the provisions of the revised AICPA Audit and Accounting
    Guide for Investment Companies which requires the disclosure of the per-share effect of redemption fees. Periods prior to December 1, 2001, have not been restated to reflect this change. Amounts computed using average shares outstanding throughout the period.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

See Notes to Financial Statements.

------
42

Emerging Markets - Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
-------------------------------------------------------------------------------------------------------
                                                                    INVESTOR CLASS
-------------------------------------------------------------------------------------------------------
                                             2004(1)   2003     2002      2001      2000      1999
-------------------------------------------------------------------------------------------------------
PER-SHARE DATA
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $5.28     $3.61    $4.06     $4.68     $5.62     $3.49
-------------------------------------------------------------------------------------------------------
Income From Investment Operations
-------------------------------------
  Net Investment Income (Loss)(2)             --(3)     --(3)   (0.02)    (0.02)    (0.06)    (0.01)
-------------------------------------
  Net Realized and Unrealized Gain (Loss)     0.15      1.66    (0.43)    (0.43)    (0.88)     2.14
-------------------------------------------------------------------------------------------------------
  Total From Investment Operations            0.15      1.66    (0.45)    (0.45)    (0.94)     2.13
-------------------------------------------------------------------------------------------------------
Distributions
-------------------------------------
  From Net Realized Gains                       --        --       --     (0.17)       --        --
-------------------------------------------------------------------------------------------------------
Redemption Fees(4)                            --(3)     0.01       --        --        --        --
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $5.43     $5.28    $3.61     $4.06     $4.68     $5.62
=======================================================================================================
  TOTAL RETURN(5)                             2.84%    46.26%  (10.86)%  (10.28)%  (16.73)%   61.03%

RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                      2.00%(6)     2.01%     2.05%     2.00%     2.00%    2.00%
-------------------------------------
Ratio of Net Investment Income
(Loss) to Average Net Assets             (0.01)%(6)     0.03%   (0.37)%   (0.27)%   (0.88)%  (0.33)%
-------------------------------------
Portfolio Turnover Rate                        115%      286%      387%      326%      196%     168%
-------------------------------------
Net Assets, End of Period
(in thousands)                             $127,707  $103,737   $81,756   $80,422   $77,279  $82,359
-------------------------------------------------------------------------------------------------------

(1) Six months ended May 31, 2004 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) The fund adopted the provisions of the revised AICPA Audit and Accounting
    Guide for Investment Companies which requires the disclosure of the per-share effect of redemption fees. Periods prior to December 1, 2001, have not been restated to reflect this change. Amounts computed using average shares outstanding throughout the period.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

See Notes to Financial Statements.

------
43

Emerging Markets - Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
--------------------------------------------------------------------------------------------------------
                                                                    INSTITUTIONAL CLASS
--------------------------------------------------------------------------------------------------------
                                          2004(1)    2003     2002      2001      2000        1999(2)
--------------------------------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $5.33     $3.64    $4.08     $4.70     $5.63        $3.39
--------------------------------------------------------------------------------------------------------
Income From Investment Operations
-------------------------------------
  Net Investment Income (Loss)(3)           --(4)     0.01     --(4)    (0.01)    (0.05)        --(4)
-------------------------------------
  Net Realized and Unrealized
  Gain (Loss)                               0.16      1.67    (0.44)    (0.44)    (0.88)        2.24
--------------------------------------------------------------------------------------------------------
  Total From Investment Operations          0.16      1.68    (0.44)    (0.45)    (0.93)        2.24
--------------------------------------------------------------------------------------------------------
Distributions
-------------------------------------
  From Net Realized Gains                     --        --       --     (0.17)       --           --
--------------------------------------------------------------------------------------------------------
Redemption Fees(5)                          --(4)     0.01       --        --        --           --
--------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $5.49     $5.33    $3.64     $4.08     $4.70        $5.63
========================================================================================================
  TOTAL RETURN(6)                           3.00%    46.43%  (10.78)%  (10.01)%  (16.52)%      66.08%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                    1.80%(7)     1.81%     1.85%     1.80%     1.80%    1.80%(7)
-------------------------------------
Ratio of Net Investment Income
(Loss) to Average Net Assets             0.19%(7)     0.23%   (0.17)%   (0.07)%   (0.68)%  (0.05)%(7)
-------------------------------------
Portfolio Turnover Rate                      115%      286%      387%      326%      196%     168%(8)
-------------------------------------
Net Assets, End of Period
(in thousands)                            $80,956   $63,242   $18,969   $18,602   $21,330     $16,507
--------------------------------------------------------------------------------------------------------

(1) Six months ended May 31, 2004 (unaudited).

(2) January 28, 1999 (commencement of sale) through November 30, 1999.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) The fund adopted the provisions of the revised AICPA Audit and Accounting
    Guide for Investment Companies which requires the disclosure of the per-share effect of redemption fees. Periods prior to December 1, 2001, have not been restated to reflect this change. Amounts computed using average shares outstanding throughout the period.

(6) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(7) Annualized.

(8) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended November 30, 1999.

See Notes to Financial Statements.

------
44

Emerging Markets - Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
--------------------------------------------------------------------------------------------------------
                                                                       ADVISOR CLASS
--------------------------------------------------------------------------------------------------------
                                                2004(1)  2003     2002      2001      2000      1999(2)
--------------------------------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $5.22    $3.58    $4.03     $4.66     $5.61      $4.44
--------------------------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------------
  Net Investment Income (Loss)(3)               (0.01)    --(4)   (0.01)    (0.04)    (0.08)      --(4)
-----------------------------------------
  Net Realized and Unrealized Gain (Loss)        0.15     1.63    (0.44)    (0.42)    (0.87)      1.17
--------------------------------------------------------------------------------------------------------
  Total From Investment Operations               0.14     1.63    (0.45)    (0.46)    (0.95)      1.17
--------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------------
  From Net Realized Gains                          --       --       --     (0.17)       --         --
--------------------------------------------------------------------------------------------------------
Redemption Fees(5)                               --(4)    0.01       --        --        --         --
--------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $5.36    $5.22    $3.58     $4.03     $4.66      $5.61
========================================================================================================
  TOTAL RETURN(6)                                2.68%   45.81%  (11.17)%  (10.32)%  (16.93)%    26.35%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                         2.25%(7)    2.26%     2.30%     2.25%     2.25%  2.25%(7)
-----------------------------------------
Ratio of Net Investment Income
(Loss) to Average Net Assets                (0.26)%(7)  (0.22)%   (0.62)%   (0.52)%   (1.13)%  0.02%(7)
-----------------------------------------
Portfolio Turnover Rate                           115%     286%      387%      326%      196%   168%(8)
-----------------------------------------
Net Assets, End of Period
(in thousands)                                  $1,036     $597    $1,254      $815      $212      $143
--------------------------------------------------------------------------------------------------------

(1) Six months ended May 31, 2004 (unaudited).

(2) May 12, 1999 (commencement of sale) through November 30, 1999.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) The fund adopted the provisions of the revised AICPA Audit and Accounting
    Guide for Investment Companies which requires the disclosure of the per-share effect of redemption fees. Periods prior to December 1, 2001, have not been restated to reflect this change. Amounts computed using average shares outstanding throughout the period.

(6) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(7) Annualized.

(8) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended November 30, 1999.

See Notes to Financial Statements.

------
45

Emerging Markets - Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
--------------------------------------------------------------------------------
                                                          C CLASS
--------------------------------------------------------------------------------
                                                   2004(1)  2003      2002(2)

PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $5.19    $3.58      $4.24
--------------------------------------------------------------------------------
Income From Investment Operations
--------------------------------------------
  Net Investment Loss(3)                           (0.03)   (0.04)     (0.04)
--------------------------------------------
  Net Realized and Unrealized Gain (Loss)           0.16     1.64      (0.62)
--------------------------------------------------------------------------------
  Total From Investment Operations                  0.13     1.60      (0.66)
--------------------------------------------------------------------------------
Redemption Fees(4)                                  --(5)    0.01         --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                     $5.32    $5.19      $3.58
================================================================================
  TOTAL RETURN(6)                                   2.50%   44.97%    (15.57)%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                            3.00%(7)    3.01%    3.05%(7)
--------------------------------------------
Ratio of Net Investment Loss
to Average Net Assets                          (1.01)%(7)  (0.97)%  (1.10)%(7)
--------------------------------------------
Portfolio Turnover Rate                              115%     286%     387%(8)
--------------------------------------------
Net Assets, End of Period (in thousands)             $405     $291         $54
--------------------------------------------------------------------------------

(1) Six months ended May 31, 2004 (unaudited).

(2) December 18, 2001 (commencement of sale) through November 30, 2002.

(3) Computed using average shares outstanding throughout the period.

(4) The fund adopted the provisions of the revised AICPA Audit and Accounting
    Guide for Investment Companies which requires the disclosure of the per-share effect of redemption fees. Amounts computed using average shares outstanding throughout the period.

(5) Per-share amount was less than $0.005.

(6) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(7) Annualized.

(8) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended November 30, 2002.

See Notes to Financial Statements.

------
46

Global Growth - Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
--------------------------------------------------------------------------------------------------------
                                                                      INVESTOR CLASS
--------------------------------------------------------------------------------------------------------
                                             2004(1)   2003     2002      2001       2000       1999(2)
--------------------------------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $6.48     $5.39    $6.18     $8.73      $8.33       $5.00
--------------------------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------------
  Net Investment Income (Loss)(3)             --(4)     --(4)    0.01      --(4)     (0.05)      (0.01)
-----------------------------------------
  Net Realized and Unrealized Gain (Loss)     0.45      1.09    (0.80)    (1.90)      0.81        3.34
--------------------------------------------------------------------------------------------------------
  Total From Investment Operations            0.45      1.09    (0.79)    (1.90)      0.76        3.33
--------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------------
  From Net Realized Gains                       --        --       --     (0.65)     (0.36)         --
--------------------------------------------------------------------------------------------------------
Redemption Fees(5)                            --(4)       --       --        --         --          --
--------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $6.93     $6.48    $5.39     $6.18      $8.73       $8.33
========================================================================================================
  TOTAL RETURN(6)                             6.94%    20.22%  (12.78)%  (23.62)%     8.81%      66.60%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                      1.30%(7)     1.31%     1.32%     1.30%     1.30%    1.30%(7)
-----------------------------------------
Ratio of Net Investment Income
(Loss) to Average Net Assets               0.10%(7)     0.00%     0.13%   (0.06)%   (0.48)%  (0.20)%(7)
-----------------------------------------
Portfolio Turnover Rate                         48%      152%      278%      232%      123%        133%
-----------------------------------------
Net Assets, End of Period
(in thousands)                             $273,988  $250,306  $213,314  $272,402  $412,631    $233,823
--------------------------------------------------------------------------------------------------------

(1) Six months ended May 31, 2004 (unaudited).

(2) December 1, 1998 (inception) through November 30, 1999.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) The fund adopted its redemption fee policy effective March 1, 2004. No redemption fees were incurred in the periods prior to the six months ended
    May 31, 2004. Computed using the average shares outstanding throughout the period.

(6) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(7) Annualized.

See Notes to Financial Statements.

------
47

Global Growth - Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
--------------------------------------------------------------------------------------------------
                                                                 INSTITUTIONAL CLASS
--------------------------------------------------------------------------------------------------

                                                2004(1)    2003     2002      2001      2000(2)
--------------------------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period             $6.52    $5.41    $6.19     $8.74       $9.73
--------------------------------------------------------------------------------------------------
Income From Investment Operations
-------------------------------------------
  Net Investment Income (Loss)(3)                 0.01     0.01     0.02      0.01       (0.01)
-------------------------------------------
  Net Realized and Unrealized Gain (Loss)         0.45     1.10    (0.80)    (1.90)      (0.98)
--------------------------------------------------------------------------------------------------
  Total From Investment Operations                0.46     1.11    (0.78)    (1.89)      (0.99)
--------------------------------------------------------------------------------------------------
Distributions
-------------------------------------------
  From Net Realized Gains                           --       --       --     (0.66)         --
--------------------------------------------------------------------------------------------------
Redemption Fees(4)                                --(5)      --       --        --          --
--------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                   $6.98    $6.52    $5.41     $6.19       $8.74
==================================================================================================
  TOTAL RETURN(6)                                 7.06%   20.52%  (12.60)%  (23.53)%    (10.17)%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------
Ratio of Operating Expenses to
Average Net Assets                             1.10%(7)    1.11%     1.12%     1.10%    1.10%(7)
-------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                          0.30%(7)    0.20%     0.33%     0.14%  (0.43)%(7)
-------------------------------------------
Portfolio Turnover Rate                             48%     152%      278%      232%     123%(8)
-------------------------------------------
Net Assets, End of Period (in thousands)         $6,351   $7,901    $3,288    $3,907      $5,090
--------------------------------------------------------------------------------------------------

(1) Six months ended May 31, 2004 (unaudited).

(2) August 1, 2000 (commencement of sale) through November 30, 2000.

(3) Computed using average shares outstanding throughout the period.

(4) The fund adopted its redemption fee policy effective March 1, 2004. No redemption fees were incurred in the periods prior to the six months ended
    May 31, 2004. Computed using the average shares outstanding throughout the period.

(5) Per-share amount was less than $0.005.

(6) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(7) Annualized.

(8) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended November 30, 2000.

See Notes to Financial Statements.

------
48

Global Growth - Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
--------------------------------------------------------------------------------------------------------
                                                                    ADVISOR CLASS
--------------------------------------------------------------------------------------------------------
                                               2004(1)   2003      2002     2001      2000      1999(2)
--------------------------------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $6.43    $5.36      $6.16   $8.72     $8.31       $5.58
--------------------------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------------
  Net Investment Loss(3)                        --(4)   (0.02)     (0.01)   --(4)    (0.06)      (0.03)
-----------------------------------------
  Net Realized and Unrealized Gain (Loss)       0.44     1.09      (0.79)  (1.93)     0.82        2.76
--------------------------------------------------------------------------------------------------------
  Total From Investment Operations              0.44     1.07      (0.80)  (1.93)     0.76        2.73
--------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------------
  From Net Realized Gains                         --       --         --   (0.63)    (0.35)         --
--------------------------------------------------------------------------------------------------------
Redemption Fees(5)                              --(4)      --         --      --        --          --
--------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $6.87    $6.43      $5.36   $6.16     $8.72       $8.31
========================================================================================================
  TOTAL RETURN(6)                               6.84%   19.96%  (12.99)%  (23.97)%    8.79%      48.92%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                        1.55%(7)    1.56%     1.57%     1.55%    1.55%    1.55%(7)
-----------------------------------------
Ratio of Net Investment Loss
to Average Net Assets                      (0.15)%(7)  (0.25)%   (0.12)%   (0.31)%  (0.73)%  (0.40)%(7)
-----------------------------------------
Portfolio Turnover Rate                           48%     152%      278%      232%     123%     133%(8)
-----------------------------------------
Net Assets, End of Period
(in thousands)                                 $1,726   $1,044      $537      $623     $301        $112
--------------------------------------------------------------------------------------------------------

(1) Six months ended May 31, 2004 (unaudited).

(2) February 5, 1999 (commencement of sale) through November 30, 1999.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) The fund adopted its redemption fee policy effective March 1, 2004. No redemption fees were incurred in the periods prior to the six months ended
    May 31, 2004. Computed using the average shares outstanding throughout the period.

(6) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(7) Annualized.

(8) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended November 30, 1999.

See Notes to Financial Statements.

------
49

Global Growth - Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
--------------------------------------------------------------------------------
                                                            C CLASS
--------------------------------------------------------------------------------
                                                  2004(1)     2003      2002(2)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $6.37    $5.35      $6.14
--------------------------------------------------------------------------------
Income From Investment Operations
------------------------------------------
  Net Investment Loss(3)                            (0.03)   (0.05)     (0.03)
------------------------------------------
  Net Realized and Unrealized Gain (Loss)            0.44     1.07      (0.76)
--------------------------------------------------------------------------------
  Total From Investment Operations                   0.41     1.02      (0.79)
--------------------------------------------------------------------------------
Redemption Fees(4)                                   --(5)      --         --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                      $6.78    $6.37      $5.35
================================================================================
  TOTAL RETURN(6)                                    6.44%   19.07%    (12.87)%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                             2.30%(7)    2.31%    2.32%(7)
------------------------------------------
Ratio of Net Investment Loss
to Average Net Assets                           (0.90)%(7)  (1.00)%  (0.60)%(7)
------------------------------------------
Portfolio Turnover Rate                                48%     152%     278%(8)
------------------------------------------
Net Assets, End of Period (in thousands)               $85      $56         $25
--------------------------------------------------------------------------------

(1) Six months ended May 31, 2004 (unaudited).

(2) March 1, 2002 (commencement of sale) through November 30, 2002.

(3) Computed using average shares outstanding throughout the period.

(4) The fund adopted its redemption fee policy effective March 1, 2004. No redemption fees were incurred in the periods prior to the six months ended
    May 31, 2004. Computed using the average shares outstanding throughout the period.

(5) Per-share amount was less than $0.005.

(6) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(7) Annualized.

(8) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended November 30, 2002.

See Notes to Financial Statements.

------
50

International Opportunities -
Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
-------------------------------------------------------------------------------------------
                                                                 INVESTOR CLASS
-------------------------------------------------------------------------------------------
                                                  2004(1)   2003     2002      2001(2)
-------------------------------------------------------------------------------------------
PER-SHARE DATA
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period             $7.62     $4.73    $4.87       $5.00
-------------------------------------------------------------------------------------------
Income From Investment Operations
--------------------------------------------
  Net Investment Income (Loss)(3)                 0.01     (0.01)    0.02      (0.02)
--------------------------------------------
  Net Realized and Unrealized Gain (Loss)         1.12      2.90    (0.19)     (0.11)
-------------------------------------------------------------------------------------------
  Total From Investment Operations                1.13      2.89    (0.17)     (0.13)
-------------------------------------------------------------------------------------------
Distributions
--------------------------------------------
  From Net Investment Income                        --     (0.01)      --          --
--------------------------------------------
  From Net Realized Gains                        (0.27)       --       --          --
-------------------------------------------------------------------------------------------
  Total Distributions                            (0.27)    (0.01)      --          --
-------------------------------------------------------------------------------------------
Redemption Fees(3)                                0.01      0.01     0.03          --
-------------------------------------------------------------------------------------------
Net Asset Value, End of Period                   $8.49     $7.62    $4.73       $4.87
===========================================================================================
  TOTAL RETURN(4)                                15.58%    61.54%   (2.87)%     (2.60)%

RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                          2.00%(5)     2.00%     2.01%    2.00%(5)
--------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                          0.24%(5)   (0.16)%     0.30%  (0.75)%(5)
--------------------------------------------
Portfolio Turnover Rate                             76%      219%      257%        147%
--------------------------------------------
Net Assets, End of Period (in thousands)       $133,425   $72,008   $21,977      $6,569
-------------------------------------------------------------------------------------------

(1) Six months ended May 31, 2004 (unaudited).

(2) June 1, 2001 (inception) through November 30, 2001.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

------
51

See Notes to Financial Statements.

International Opportunities -
Financial Highlights

For a Share Outstanding Throughout the Periods Indicated
--------------------------------------------------------------------------------
                                                          INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
                                                         2004(1)      2003(2)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $7.63         $4.80
--------------------------------------------------------------------------------
Income From Investment Operations
---------------------------------------
  Net Investment Income(3)                                0.01          0.01
---------------------------------------
  Net Realized and Unrealized Gain                        1.14          2.81
--------------------------------------------------------------------------------
  Total From Investment Operations                        1.15          2.82
--------------------------------------------------------------------------------
Distributions
---------------------------------------
  From Net Realized Gains                                (0.29)           --
--------------------------------------------------------------------------------
Redemption Fees(3)                                        0.01          0.01
--------------------------------------------------------------------------------
Net Asset Value, End of Period                           $8.50         $7.63
================================================================================
  TOTAL RETURN(4)                                        15.66%        58.96%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                                  1.80%(5)      1.80%(5)
---------------------------------------
Ratio of Net Investment Income
to Average Net Assets                                  0.44%(5)      0.25%(5)
---------------------------------------
Portfolio Turnover Rate                                     76%       219%(6)
---------------------------------------
Net Assets, End of Period (in thousands)                 $9,860        $8,523
--------------------------------------------------------------------------------

(1) Six months ended May 31, 2004 (unaudited).

(2) January 9, 2003 (commencement of sale) through November 30, 2003.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended November 30, 2003.

See Notes to Financial Statements.

------
52

Share Class Information

Three classes of shares are authorized for sale by International Discovery:
Investor Class, Institutional Class, and Advisor Class. Four classes of shares are authorized for sale by Emerging Markets and Global Growth: Investor Class,
Institutional Class, Advisor Class, and C Class. Two classes of shares are authorized for sale by International Opportunities: Investor Class and
Institutional Class. The total expense ratio of Institutional Class shares is lower than that of Investor Class shares. The total expense ratios of Advisor and C Class shares are higher than that of Investor Class shares.

INVESTOR CLASS shares are available for purchase in two ways: 1) directly from
American Century without any commissions or other fees; or 2) through a broker-dealer, which may require payment of a transaction fee to the broker.

INSTITUTIONAL CLASS shares are available to large investors such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of
Institutional Class shares is 0.20% less than the total expense ratio of
Investor Class shares.

ADVISOR CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, insurance companies, and financial advisors.
Advisor Class shares are subject to a 0.50% annual Rule 12b-1 service and distribution fee. The total expense ratio of Advisor Class shares is 0.25%
higher than the total expense ratio of Investor Class shares.

C CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. C Class shares redeemed within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1.00%. There is no CDSC on shares acquired through reinvestment of dividends or capital gains. C Class shares also are subject to a Rule 12b-1 service and distribution fee of 1.00%.

All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

------
53

Additional Information

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain 403(b),
457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment  Management, Inc., the funds' manager, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the manager uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American
Century's Web site at americancentury.com and on the Securities and Exchange
Commission's Web site at sec.gov.

RISK FACTORS

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

------
54

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The CITIGROUP EMI (EXTENDED MARKET INDEX) GROWTH WORLD EX-US represents the smaller-cap universe of stocks of growth companies in developed country markets outside the United States.

Morgan Stanley Capital International (MSCI) has developed several indices that measure the performance of foreign stock markets.

The MSCI EAFE(reg.tm) (Europe, Australasia, Far East) INDEX is designed to measure developed market equity performance, excluding the U.S. and Canada.

The MSCI EM (Emerging Markets) INDEX(reg.sm) represents the performance of stocks in global emerging market countries.

The MSCI WORLD FREE INDEX represents the performance of stocks in developed countries (including the United States) that are available for purchase by global investors.

------
55

Notes

------
56

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR RELATIONS:
1-800-345-2021 or 816-531-5575

INVESTORS USING ADVISORS:
1-800-378-9878

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

INVESTMENT MANAGER:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

                                                                 PRSRT STD
                                                            U.S. POSTAGE PAID
                                                             AMERICAN CENTURY
                                                                 COMPANIES

American Century Investments
P.O. Box 419200
Kansas City, MO 64141-6200

0407                                 American Century Investment Services, Inc.
SH-SAN-38585S                     (c)2004 American Century Services Corporation

[front cover]

MAY 31, 2004

American Century Investments
Semiannual Report

[graphic of market line chart]
[graphic of starfish]
[graphic of side-by-side bridges]

Life Sciences Fund
Technology Fund

[american century logo and text logo]

Our Message to You .........................................................1

LIFE SCIENCES

TECHNOLOGY

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Portfolio Commentary reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American
Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

Our Message to You

[photo of James E. Stowers III and James E. Stowers, Jr.]

                JAMES E. STOWERS III  WITH JAMES E. STOWERS, JR.

We are pleased to provide you with the semiannual report for the American
Century Life Sciences and Technology funds for the six months ended May 31,
2004.

This report contains information that can help you monitor your investment.
You'll find details about your fund's return and holdings as well as data and analysis that provide insight into the market conditions affecting the fund's performance.

Through our Web site, americancentury.com, we provide quarterly commentaries on all American Century portfolios, the views of our senior investment officers, and other communications about investments, portfolio strategy, and the markets.
We also have many informative resources available in the Education & Planning section of our site to help you with your investment strategy.

Your next shareholder report for these funds will be the annual report dated
November 30, 2004, available in approximately six months.

As always, we deeply appreciate your investment with American Century
Investments.

Sincerely,

      /signature/James E. Stowers
      James E. Stowers, Jr.
      FOUNDER AND CHAIRMAN

      /signature/James E. Stowers III
      James E. Stowers III
      CO-CHAIRMAN OF THE BOARD

------
1

Life Sciences - Performance

TOTAL RETURNS AS OF MAY 31, 2004
                                        -----------------
                                          AVERAGE ANNUAL
                                             RETURNS
-----------------------------------------------------------------------
                                              SINCE         INCEPTION
                             1 YEAR         INCEPTION          DATE
-----------------------------------------------------------------------
INVESTOR CLASS               24.74%          -0.70%          6/30/00
-----------------------------------------------------------------------
S&P SUPERCOMPOSITE 1500
HEALTH CARE INDEX            12.59%          -0.98%            --
-----------------------------------------------------------------------
S&P 500 INDEX                18.33%          -5.00%            --
-----------------------------------------------------------------------
Institutional Class          24.54%          -1.85%          7/17/00
-----------------------------------------------------------------------
Advisor Class                24.07%          -3.61%         11/14/00
-----------------------------------------------------------------------
C Class                      23.53%          -2.08%         11/29/01
-----------------------------------------------------------------------

GROWTH OF $10,000 OVER LIFE OF CLASS

$10,000 investment made June 30, 2000

ONE-YEAR RETURNS OVER LIFE OF CLASS

Periods ended May 31
-----------------------------------------------------------------------------
                                 2001*      2002       2003       2004
-----------------------------------------------------------------------------
Investor Class                   2.62%     -6.60%    -18.63%     24.74%
-----------------------------------------------------------------------------
S&P SuperComposite
1500 Health Care Index          -1.85%     -8.21%     -5.16%     12.59%
-----------------------------------------------------------------------------
S&P 500 Index                  -12.71%    -13.85%     -8.06%     18.33%
-----------------------------------------------------------------------------

* From 6/30/00, the Investor Class's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
2

Life Sciences - Portfolio Commentary

[photo of Arnold Douville and Christy Turner]

A PORTFOLIO COMMENTARY FROM ARNOLD DOUVILLE AND CHRISTY TURNER, PORTFOLIO
MANAGERS ON THE LIFE SCIENCES INVESTMENT TEAM.

Life Sciences advanced 8.72%* during the six months ended May 31, 2004, better than the 8.43% return of the S&P SuperComposite 1500 Health Care Index, and ahead of the S&P 500 Index, the broad market proxy, which returned 6.79%.

During the six months covered by this report, the stock market continued its ascent, which began early in 2003 with broad-based advances ahead of the start of war in Iraq. The moderate pace of economic expansion alongside record-low interest rates and mild inflation provided a beneficial backdrop for profit growth.

Confidence rose, and investors put their money to work in the stock market with rallies that ultimately sent the Dow Jones Industrial Average to its highest level in 32 months, the Nasdaq Composite Index to its highest point since July
2001 and the broader S&P 500 to a 23-month high. Though stocks later retreated amid challenges including rising energy prices and renewed terrorism, the major
U.S. stock indices recorded gains for the period. In that environment, Life
Sciences received positive absolute contributions from each of its four industry stakes in the health care sector.

In our search for health care companies demonstrating earnings acceleration, the foundation of our discipline, we found ample opportunity in the health care equipment and supplies industry, which delivered both the greatest absolute contribution to performance and the best results against the S&P SuperComposite
1500 Health Care Index. One standout from this group was Boston Scientific
Corp., which makes the TAXUS(tm) Express2(tm) stent, an intravascular, drug-coated device used to treat heart disease. The company recently reported robust initial sales figures for its new technology, a development for which investors rewarded the stock.

Biotechnology companies also added value. Biogen Idec Inc. has two blockbuster drugs on the market and more products in the pipeline. Reports that the company sought FDA approval of its

TOP TEN HOLDINGS
AS OF MAY 31, 2004
--------------------------------------------------------------------------------
                                        % OF FUND             % OF FUND
                                       INVESTMENTS           INVESTMENTS
                                          AS OF                 AS OF
                                         5/31/04              11/30/03
--------------------------------------------------------------------------------
Pfizer, Inc.                              7.8%                  7.6%
--------------------------------------------------------------------------------
Boston Scientific Corp.                   3.4%                  4.3%
--------------------------------------------------------------------------------
Medtronic, Inc.                           3.1%                   --
--------------------------------------------------------------------------------
Aetna Inc.                                3.0%                  2.2%
--------------------------------------------------------------------------------
Eli Lilly and Company                     3.0%                  2.9%
--------------------------------------------------------------------------------
Gilead Sciences, Inc.                     2.6%                  0.5%
--------------------------------------------------------------------------------
Genetech, Inc.                            2.5%                   --
--------------------------------------------------------------------------------
Teva Pharmaceutical
Industries Ltd. ADR                       2.5%                   --
--------------------------------------------------------------------------------
OSI Pharmaceuticals Inc.                  2.3%                   --
--------------------------------------------------------------------------------
IVAX Corp.                                2.3%                  1.0%
--------------------------------------------------------------------------------

*All fund returns referenced in this commentary are for Investor Class shares.
(continued)

------
3

Life Sciences - Portfolio Commentary

new MS drug Antegren(reg.tm) a year sooner than expected helped support the stock's climb. In addition, certain well-performing holdings such as ImClone
Systems Inc., which were represented in the portfolio but not the index, helped us outdistance the S&P SuperComposite 1500 Health Care Index.

Investments in the pharmaceutical industry, our largest industry stake, substantially augmented results. Our discipline led us to contributor MGI Pharma
Inc., an oncology-dedicated biopharmaceutical firm that recently added Aloxi, a treatment for chemotherapy-induced nausea and vomiting, to its stable of drugs.
The launch of the medicine in September 2003 was the catalyst behind the earnings acceleration that captured our interest--Aloxi sales drove a 321%
increase in revenue for the first quarter of 2004 compared to a year earlier.

However, not all of our positions in this group advanced. One setback was Barr
Pharmaceuticals Inc., a specialty generic drug maker whose stock declined late in the period after the FDA rejected its bid to release its emergency contraceptive, Plan B, for over-the-counter sales.

Similarly, health care providers and services companies bolstered returns overall, though some holdings declined, and performance relative to the S&P
SuperComposite 1500 Health Care Index fell short. Aetna Inc. and DaVita Inc.
ranked among the contributors, while Select Medical Corp. and Universal Health
Services Inc. weighed on results.

The Life Sciences team remains committed to finding the most compelling investment opportunities in the health care sector. That means that we will continue to follow our long-held strategy of seeking companies demonstrating sustainable improvement in their businesses.

TOP FIVE INDUSTRIES
AS OF MAY 31, 2004
--------------------------------------------------------------------------------
                                       % OF FUND             % OF FUND
                                      INVESTMENTS           INVESTMENTS
                                         AS OF                 AS OF
                                        5/31/04              11/30/03
--------------------------------------------------------------------------------
Pharmaceuticals                          34.4%                 36.6%
--------------------------------------------------------------------------------
Health Care Providers
& Services                               21.6%                 24.9%
--------------------------------------------------------------------------------
Health Care Equipment
& Supplies                               20.7%                 17.9%
--------------------------------------------------------------------------------
Biotechnology                            18.2%                 15.5%
--------------------------------------------------------------------------------
Electronic Equipment
& Instruments                             0.5%                  1.0%
--------------------------------------------------------------------------------

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                         AS OF                 AS OF
                                        5/31/04              11/30/03
--------------------------------------------------------------------------------
Common Stocks                            95.4%                 95.9%
--------------------------------------------------------------------------------
Temporary Cash
Investments                               4.6%                  4.1%
--------------------------------------------------------------------------------

------
4

Life Sciences - Schedule of Investments

MAY 31, 2004 (UNAUDITED)

Shares                                                       Value
----------------------------------------------------------------------
COMMON STOCKS -- 95.4%

BIOTECHNOLOGY -- 18.2%
----------------------------------------------------------------------
   64,217    Amgen Inc.(1)                              $  3,512,670
----------------------------------------------------------------------
   85,000    Array Biopharma Inc.(1)                         805,800
----------------------------------------------------------------------
   29,588    Biogen Idec Inc.(1)                           1,838,894
----------------------------------------------------------------------
   73,739    Genentech, Inc.(1)                            4,410,330
----------------------------------------------------------------------
   69,958    Gilead Sciences, Inc.(1)                      4,579,451
----------------------------------------------------------------------
   27,500    ImClone Systems Inc.(1)                       2,035,000
----------------------------------------------------------------------
  142,760    Ligand Pharmaceuticals Inc.(1)                2,918,014
----------------------------------------------------------------------
   50,000    OSI Pharmaceuticals Inc.(1)                   4,098,000
----------------------------------------------------------------------
   85,000    Progenics Pharmaceuticals Inc.(1)             1,491,750
----------------------------------------------------------------------
   73,513    QLT Inc.(1)                                   1,698,150
----------------------------------------------------------------------
  112,000    Serologicals Corp.(1)                         1,918,560
----------------------------------------------------------------------
   75,000    United Therapeutics Corp.(1)                  1,774,500
----------------------------------------------------------------------
  100,000    Vicuron Pharmaceuticals Inc.(1)               1,390,000
----------------------------------------------------------------------
                                                          32,471,119
----------------------------------------------------------------------
ELECTRONIC EQUIPMENT
& INSTRUMENTS -- 0.5%
----------------------------------------------------------------------
   19,167    Waters Corp.(1)                                 883,215
----------------------------------------------------------------------
HEALTH CARE EQUIPMENT
& SUPPLIES -- 20.7%
----------------------------------------------------------------------
   51,969    Animas Corp.(1)                               1,015,994
----------------------------------------------------------------------
   31,739    Beckman Coulter Inc.                          1,920,210
----------------------------------------------------------------------
   37,204    Becton Dickinson & Co.                        1,872,105
----------------------------------------------------------------------
   43,500    Biomet Inc.                                   1,745,220
----------------------------------------------------------------------
  136,000    Boston Scientific Corp.(1)                    6,024,799
----------------------------------------------------------------------
  200,000    Cardiodynamics
             International Corp.(1)                        1,316,000
----------------------------------------------------------------------
   17,000    Conmed Corp.(1)                                 432,650
----------------------------------------------------------------------
   61,021    DJ Orthopedics Inc.(1)                        1,423,620
----------------------------------------------------------------------
  115,000    Medtronic, Inc.                               5,508,500
----------------------------------------------------------------------
   27,184    Mentor Corp.                                    871,247
----------------------------------------------------------------------
   40,500    Millipore Corp.(1)                            2,227,095
----------------------------------------------------------------------
   31,234    Possis Medical, Inc.(1)                         890,794
----------------------------------------------------------------------
  371,973    Smith & Nephew plc ORD                        3,896,643
----------------------------------------------------------------------
  146,126    Sonic Innovations Inc.(1)                     1,497,792
----------------------------------------------------------------------
   23,500    St. Jude Medical, Inc.(1)                     1,792,110
----------------------------------------------------------------------
   76,000    Urologix Inc.(1)                              1,067,800
----------------------------------------------------------------------
   49,845    Varian Inc.(1)                                2,218,103
----------------------------------------------------------------------
  100,000    Vascular Solutions Inc.(1)                    1,080,000
----------------------------------------------------------------------
                                                          36,800,682
----------------------------------------------------------------------
HEALTH CARE PROVIDERS
& SERVICES -- 21.6%
----------------------------------------------------------------------
   66,500    Aetna Inc.                                    5,399,800
----------------------------------------------------------------------
  140,000    Andrx Corp.(1)                                3,847,200
----------------------------------------------------------------------

Shares                                                       Value
----------------------------------------------------------------------
   40,000    Anthem, Inc.(1)                            $  3,541,200
----------------------------------------------------------------------
   32,337    Cardinal Health, Inc.                         2,189,538
----------------------------------------------------------------------
   24,302    Covance Inc.(1)                                 880,218
----------------------------------------------------------------------
   41,000    Coventry Health Care Inc.(1)                  1,889,280
----------------------------------------------------------------------
   71,700    DaVita Inc.(1)                                3,328,314
----------------------------------------------------------------------
    4,000    Fresenius Medical Care AG ADR                    99,000
----------------------------------------------------------------------
   15,100    Fresenius Medical Care AG ORD                 1,114,198
----------------------------------------------------------------------
   85,131    Hanger Orthopedic Group, Inc.(1)              1,404,662
----------------------------------------------------------------------
   90,000    Inveresk Research Group Inc.(1)               2,707,200
----------------------------------------------------------------------
   44,000    Omnicare, Inc.                                1,892,000
----------------------------------------------------------------------
   17,000    Oxford Health Plans, Inc.                       965,090
----------------------------------------------------------------------
   45,000    PacifiCare Health Systems, Inc.(1)            1,661,850
----------------------------------------------------------------------
   40,036    Renal Care Group Inc.(1)                      1,311,980
----------------------------------------------------------------------
  142,000    Select Medical Corporation                    1,904,220
----------------------------------------------------------------------
   21,000    WellChoice Inc.(1)                              864,780
----------------------------------------------------------------------
   31,500    Wellpoint Health Networks Inc.(1)             3,513,510
----------------------------------------------------------------------
                                                          38,514,040
----------------------------------------------------------------------
PHARMACEUTICALS -- 34.4%
----------------------------------------------------------------------
   46,000    Able Laboratories Inc.(1)                       855,600
----------------------------------------------------------------------
   82,788    AstraZeneca plc ADR                           3,882,757
----------------------------------------------------------------------
   57,000    Atrix Laboratories, Inc.(1)(2)                1,555,530
----------------------------------------------------------------------
   50,558    Aventis SA ADR                                4,005,710
----------------------------------------------------------------------
   67,500    Barr Pharmaceuticals Inc.(1)                  2,944,350
----------------------------------------------------------------------
   71,461    Eli Lilly and Company                         5,264,533
----------------------------------------------------------------------
   23,456    Eon Labs Inc.(1)                              1,771,632
----------------------------------------------------------------------
   50,000    First Horizon
             Pharmaceutical Corporation(1)                   886,250
----------------------------------------------------------------------
   12,767    Forest Laboratories, Inc. Cl A(1)               809,300
----------------------------------------------------------------------
   80,034    Impax Laboratories Inc.(1)                    1,772,753
----------------------------------------------------------------------
  290,000    Inkine Pharmaceutical Co.(1)(2)               1,191,900
----------------------------------------------------------------------
  166,500    IVAX Corp.(1)                                 4,054,275
----------------------------------------------------------------------
   73,154    Medicis Pharmaceutical
             Corp. Cl A                                    3,095,877
----------------------------------------------------------------------
   14,000    MGI Pharma Inc.(1)                              900,340
----------------------------------------------------------------------
   38,285    Mylan Laboratories Inc.                         854,138
----------------------------------------------------------------------
   85,000    Novartis AG ORD                               3,812,146
----------------------------------------------------------------------
  390,766    Pfizer, Inc.                                 13,809,671
----------------------------------------------------------------------
   28,000    Salix Pharmaceuticals Ltd.(1)                   844,760
----------------------------------------------------------------------
   62,000    Shire Pharmaceuticals plc ADR(1)              1,711,200
----------------------------------------------------------------------
  125,000    SuperGen Inc.(1)                                946,250
----------------------------------------------------------------------
   66,626    Teva Pharmaceutical
             Industries Ltd. ADR                           4,408,642
----------------------------------------------------------------------
   48,500    Watson Pharmaceuticals, Inc.(1)               1,811,475
----------------------------------------------------------------------
                                                          61,189,089
----------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $148,704,407)                                      169,858,145
----------------------------------------------------------------------

See Notes to Financial Statements.                       (continued)

------
5

Life Sciences - Schedule of Investments

MAY 31, 2004 (UNAUDITED)

                                                             Value
----------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS -- 4.6%

Repurchase Agreement, Morgan
Stanley Group, Inc., (U.S. Treasury
obligations), in a joint trading account
at 0.94%, dated 5/28/04, due 6/1/04
(Delivery value $8,100,846)
(Cost $8,100,000)                                       $  8,100,000
----------------------------------------------------------------------
TOTAL INVESTMENT
SECURITIES -- 100.0%
(Cost $156,804,407)                                     $177,958,145
======================================================================

                                                             Value
----------------------------------------------------------------------
COLLATERAL RECEIVED FOR
SECURITIES LENDING(3)

Repurchase Agreement, Deutsche
Bank AG, (U.S. Treasury obligations),
1.04%, dated 5/28/04, due 6/1/04
(Delivery value $413,823)
(Cost $413,775)                                             $413,775
======================================================================

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS*

  Contracts to Sell      Settlement Date        Value       Unrealized Loss
------------------------------------------------------------------------------
    2,411,875   CHF          6/30/04         $1,926,054       $ (26,939)
------------------------------------------------------------------------------
      604,070   Euro         6/30/04            737,156          (6,474)
------------------------------------------------------------------------------
      945,369   Euro         6/30/04          1,153,650         (10,528)
------------------------------------------------------------------------------
      590,805   Euro         6/30/04            720,969          (5,537)
------------------------------------------------------------------------------
    1,065,832   GBP          6/30/04          1,946,956         (20,870)
------------------------------------------------------------------------------
    1,538,787   GBP          6/30/04          2,810,903         (27,068)
------------------------------------------------------------------------------
                                             $9,295,688       $ (97,416)
                                         =====================================

(Value on Settlement Date $9,198,272)

*FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS are designed to protect the fund's foreign investments against declines in foreign currencies (also known as hedging). The contracts are called "forward" because they allow the fund to exchange a foreign currency for U.S. dollars on a specific date in the future --
and at a prearranged exchange rate.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

CHF = Swiss Franc

GBP = British Pound

ORD = Foreign Ordinary Share

(1)  Non-income producing.

(2)  Security, or a portion thereof, was on loan as of May 31, 2004.

(3)  Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions. (See Note 5 in
     Notes to Financial Statements.)

See Notes to Financial Statements.

------
6

Technology - Performance

TOTAL RETURNS AS OF MAY 31, 2004
                                  ----------------
                                   AVERAGE ANNUAL
                                      RETURNS
------------------------------------------------------------------
                                       SINCE        INCEPTION
                          1 YEAR     INCEPTION         DATE
----------------------------------------------------------------
INVESTOR CLASS            19.44%      -22.72%        6/30/00
----------------------------------------------------------------
S&P SUPERCOMPOSITE 1500
TECHNOLOGY INDEX          22.54%      -19.88%          --
----------------------------------------------------------------
S&P 500 INDEX             18.33%       -5.00%          --
----------------------------------------------------------------
Institutional Class       19.62%      -24.77%        7/14/00
----------------------------------------------------------------
Advisor Class             19.25%      -22.96%        6/30/00
----------------------------------------------------------------

GROWTH OF $10,000 OVER LIFE OF CLASS

$10,000 investment made June 30, 2000

ONE-YEAR RETURNS OVER LIFE OF CLASS

Periods ended May 31
---------------------------------------------------------------------------
                               2001*      2002       2003       2004
---------------------------------------------------------------------------
Investor Class               -50.80%    -30.49%    -10.64%     19.44%
---------------------------------------------------------------------------
S&P SuperComposite 1500
Technology Index             -49.39%    -27.13%     -7.11%     22.54%
---------------------------------------------------------------------------
S&P 500 Index                -12.71%    -13.85%     -8.06%     18.33%
---------------------------------------------------------------------------

* From 6/30/00, the Investor Class's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
7

Technology - Portfolio Commentary

[photo of Jeff Schuller and Tom Telford]

A PORTFOLIO COMMENTARY FROM JEFF SCHULLER AND TOM TELFORD, PORTFOLIO MANAGERS ON
THE TECHNOLOGY INVESTMENT TEAM.

Technology declined 6.79%* during the six months ended May 31, 2004, underperforming the S&P SuperComposite 1500 Technology Index (the Composite),
which fell 0.28%. During the last year, the portfolio gained 19.44%, compared to
22.54% for the Composite.

The stock market began the period with the wind at its back as the upswing in economic growth, corporate profits and stock returns in late 2003 carried into the new year. Technology issues played a pivotal role in the rally as companies across the sector benefited from an increase in corporate and consumer spending.
The rally lost momentum, however, when investors questioned the sustainability of the economic expansion given weak job growth, rising oil prices, the prospect of higher interest rates and the threat of terrorism.

Looking at the Composite, it's important to understand that it is a capitalization-weighted index dominated by larger companies. Large-cap technology stocks outperformed small- and mid-cap issues during the period, and the relatively poor performance of the Technology fund versus the Composite was partly attributable to the portfolio's greater concentration in small- and mid-cap technology issues: At the end of the period, the weighted average market cap of the Composite was $96.4 billion compared to Technology's $10.2 billion.
Although the team identified fundamental strength and earnings and revenue acceleration in many small- and mid-cap holdings, the market's rotation to large-cap issues worked against the portfolio.

Stock selection in the semiconductor industry, the portfolio's largest industry position, also contributed to Technology's underperformance. Semiconductor stocks enjoyed a strong year in 2003, as seen in the 76% annual return of the
Philadelphia Semiconductor Index (SOX), but in 2004 they followed the broader market's decline. Shares of Intel took a notable hit. The world's largest chip company, whose spending serves as a bellwether for the broader tech sector, slightly lowered its capital-expenditure budget,

TOP TEN HOLDINGS
AS OF MAY 31, 2004
--------------------------------------------------------------------------------
                                        % OF FUND             % OF FUND
                                       INVESTMENTS           INVESTMENTS
                                          AS OF                 AS OF
                                         5/31/04              11/30/03
--------------------------------------------------------------------------------
Flextronics
International Ltd.                        3.8%                  3.0%
--------------------------------------------------------------------------------
Research in Motion Ltd.                   3.7%                  1.1%
--------------------------------------------------------------------------------
Harman International
Industries Inc.                           3.6%                  2.2%
--------------------------------------------------------------------------------
Broadcom Corp.                            3.6%                  2.0%
--------------------------------------------------------------------------------
Avaya Inc.                                3.4%                  1.5%
--------------------------------------------------------------------------------
NCR Corp.                                 2.8%                   --
--------------------------------------------------------------------------------
Kronos Inc.                               2.4%                  0.9%
--------------------------------------------------------------------------------
Akamai Technologies Inc.                  2.4%                   --
--------------------------------------------------------------------------------
Marvell Technology
Group Ltd.                                2.4%                  0.8%
--------------------------------------------------------------------------------
CDW Corp.                                 2.2%                   --
--------------------------------------------------------------------------------

*All fund returns referenced in this commentary are for Investor Class shares.
(continued)

------
8

Technology - Portfolio Commentary

and its first-quarter sales projections were flat.

Although the SOX ended the six-month period with a 7.51% decline, there were a number of stocks in the portfolio that bucked that trend. For example, Marvell
Technology Group, which sells the chips used in small hard drives such as
Apple's iPod, posted its tenth consecutive quarter of double-digit sales.
Marvell's so-called "systems on a chip" combines the functions of several specialized chips into one that is smaller, cheaper and less of a power drain.

For many technology companies, strong demand at the end of last year turned out to be typical "budget flush" -- corporations spending the last of their 2003 budgets. When those purchases did not continue at the same rate into the first quarter, some investors worried about the buildup in inventories. International
Rectifier, a manufacturer of semiconductors that improve the power efficiency of electronic devices, suffered in this environment.

Electronic equipment and instrument companies, which make products for original equipment manufacturers such as Cisco, also hampered Technology's relative returns. RadiSys was one such stock. However, Flextronics, which makes items such as cell phones for Motorola and Xbox videogame machines for Microsoft, was a leading contributor. Its margins inched higher as companies outsourced more work to Flextronics' overseas plants.

In the communications equipment industry, Nortel weighed on results. In April, the telecommunications-equipment supplier announced that it fired three top executives and would slash its 2003 reported profit due to improper accounting.
On the positive side, Research in Motion was the portfolio's top contributor.
The company's profits climbed as revenue more than doubled in the fourth quarter amid broadening popularity of its BlackBerry(reg.tm) wireless e-mail device.

The Technology team is encouraged by indications that information technology spending continues to rebound and hopeful that this improvement will lead to attractive investment opportunities for the portfolio. In the months ahead, we will continue to search for companies benefiting from this and other positive developments in the technology realm.

TOP FIVE INDUSTRIES
AS OF MAY 31, 2004
--------------------------------------------------------------------------------
                                       % OF FUND             % OF FUND
                                      INVESTMENTS           INVESTMENTS
                                         AS OF                 AS OF
                                        5/31/04              11/30/03
--------------------------------------------------------------------------------
Semiconductors & Semiconductor
Equipment                                25.2%                 30.0%
--------------------------------------------------------------------------------
Electronic Equipment
& Instruments                            16.7%                 12.0%
--------------------------------------------------------------------------------
Software                                 16.0%                 15.0%
--------------------------------------------------------------------------------
Communications
Equipment                                14.2%                 23.8%
--------------------------------------------------------------------------------
Internet Software
& Services                                8.2%                  1.2%
--------------------------------------------------------------------------------

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                         AS OF                 AS OF
                                        5/31/04              11/30/03
--------------------------------------------------------------------------------
Common Stocks                            98.4%                 99.2%
--------------------------------------------------------------------------------
Temporary Cash
Investments                               1.6%                  0.8%
--------------------------------------------------------------------------------

------
9

Technology - Schedule of Investments

MAY 31, 2004 (UNAUDITED)

Shares                                                       Value
----------------------------------------------------------------------
COMMON STOCKS -- 98.4%

COMMERCIAL SERVICES  & SUPPLIES -- 3.1%
----------------------------------------------------------------------
   46,399    Corporate Executive
             Board Co. (The)                            $  2,536,169
----------------------------------------------------------------------
  142,300    Monster Worldwide Inc.(1)                     3,601,613
----------------------------------------------------------------------
                                                           6,137,782
----------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 14.2%
----------------------------------------------------------------------
  264,400    Airspan Networks Inc.(1)                      1,467,420
----------------------------------------------------------------------
  123,200    Alvarion Ltd.(1)                              1,403,248
----------------------------------------------------------------------
  415,300    Avaya Inc.(1)                                 6,574,199
----------------------------------------------------------------------
  194,400    Corning Inc.(1)                               2,408,616
----------------------------------------------------------------------
   47,600    F5 Networks, Inc.(1)                          1,413,244
----------------------------------------------------------------------
   31,000    Harris Corp.                                  1,433,440
----------------------------------------------------------------------
  189,600    Motorola, Inc.                                3,748,392
----------------------------------------------------------------------
  248,600    Nortel Networks Corp.(1)                        952,138
----------------------------------------------------------------------
   59,900    Research In Motion Ltd. (1)                   7,188,000
----------------------------------------------------------------------
  142,700    Symmetricom Inc.(1)(2)                        1,127,330
----------------------------------------------------------------------
                                                          27,716,027
----------------------------------------------------------------------
COMPUTERS & PERIPHERALS -- 4.0%
----------------------------------------------------------------------
   90,500    Electronics for Imaging, Inc.(1)              2,512,280
----------------------------------------------------------------------
  112,100    NCR Corp.(1)                                  5,407,704
----------------------------------------------------------------------
                                                           7,919,984
----------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 0.7%
----------------------------------------------------------------------
  157,000    Artesyn Technologies Inc.(1)                  1,434,980
----------------------------------------------------------------------
ELECTRONIC EQUIPMENT &
INSTRUMENTS -- 16.7%
----------------------------------------------------------------------
  182,200    Aeroflex Inc.(1)                              2,324,872
----------------------------------------------------------------------
   76,900    Amphenol Corp. Cl A(1)                        2,506,940
----------------------------------------------------------------------
  162,500    AVX Corp.                                     2,574,000
----------------------------------------------------------------------
   62,600    CDW Corp.                                     4,398,276
----------------------------------------------------------------------
  148,800    Celestica Inc.(1)                             2,797,440
----------------------------------------------------------------------
  127,400    Cognex Corp.                                  4,222,036
----------------------------------------------------------------------
  425,800    Flextronics International Ltd.(1)             7,477,048
----------------------------------------------------------------------
   70,500    Flir Systems Inc.(1)                          3,468,600
----------------------------------------------------------------------
  153,500    Vishay Intertechnology, Inc.(1)(2)            2,896,545
----------------------------------------------------------------------
                                                          32,665,757
----------------------------------------------------------------------
HEALTH CARE EQUIPMENT
& SUPPLIES -- 1.4%
----------------------------------------------------------------------
   61,100    Analogic Corporation                          2,818,543
----------------------------------------------------------------------
HOUSEHOLD DURABLES -- 3.6%
----------------------------------------------------------------------
   88,600    Harman International
             Industries Inc.                               7,100,404
----------------------------------------------------------------------
INTERNET & CATALOG RETAIL -- 0.8%
----------------------------------------------------------------------
   17,700    eBay Inc.(1)                                  1,571,760
----------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES -- 8.2%
----------------------------------------------------------------------
  316,100    Akamai Technologies Inc.(1)                   4,697,246
----------------------------------------------------------------------
   75,600    Digital River Inc.(1)                         2,374,596
----------------------------------------------------------------------

Shares                                                       Value
----------------------------------------------------------------------
   92,300    Infospace Inc.(1)                          $  3,376,334
----------------------------------------------------------------------
  234,800    Opsware Inc.(1)(2)                            1,894,836
----------------------------------------------------------------------
  123,500    Yahoo! Inc.(1)                                3,786,510
----------------------------------------------------------------------
                                                          16,129,522
----------------------------------------------------------------------
IT SERVICES -- 4.5%
----------------------------------------------------------------------
  152,700    Accenture Ltd. Cl A(1)                        3,757,947
----------------------------------------------------------------------
   97,600    Sabre Holdings Corp.                          2,488,800
----------------------------------------------------------------------
  420,500    Sapient Corporation(1)                        2,523,000
----------------------------------------------------------------------
                                                           8,769,747
----------------------------------------------------------------------
SEMICONDUCTORS &
SEMICONDUCTOR EQUIPMENT -- 25.2%
----------------------------------------------------------------------
  139,800    Asyst Technologies Inc.(1)                    1,430,154
----------------------------------------------------------------------
  240,900    ATI Technologies Inc. (1)                     3,967,623
----------------------------------------------------------------------
  197,000    Axcelis Technologies Inc.(1)                  2,373,850
----------------------------------------------------------------------
  166,400    Broadcom Corp.(1)                             7,023,744
----------------------------------------------------------------------
   71,900    Brooks Automation, Inc.(1)                    1,485,454
----------------------------------------------------------------------
   69,200    International Rectifier Corp.(1)              3,063,484
----------------------------------------------------------------------
   98,200    Marvell Technology Group Ltd.(1)              4,671,374
----------------------------------------------------------------------
   73,500    Maxim Integrated Products, Inc.               3,736,005
----------------------------------------------------------------------
  123,800    Microchip Technology Inc.                     3,925,698
----------------------------------------------------------------------
  123,900    Microsemi Corporation(1)                      1,516,536
----------------------------------------------------------------------
  191,000    National Semiconductor Corp.(1)               4,138,970
----------------------------------------------------------------------
   94,900    Semtech Corp.(1)                              2,383,888
----------------------------------------------------------------------
  121,500    Silicon Image Inc.(1)                         1,445,850
----------------------------------------------------------------------
   80,600    Silicon Laboratories Inc.(1)                  4,206,514
----------------------------------------------------------------------
   83,300    Teradyne, Inc.(1)                             1,856,757
----------------------------------------------------------------------
  336,300    Vitesse Semiconductor Corp.(1)                1,836,198
----------------------------------------------------------------------
                                                          49,062,099
----------------------------------------------------------------------
SOFTWARE -- 16.0%
----------------------------------------------------------------------
  138,700    Check Point Software
             Technologies(1)                               3,298,286
----------------------------------------------------------------------
  140,168    Embarcadero Technologies Inc.(1)              1,588,103
----------------------------------------------------------------------
   90,900    Epicor Software Corporation(1)(2)             1,217,151
----------------------------------------------------------------------
   41,600    FileNet Corp.(1)                              1,137,760
----------------------------------------------------------------------
  113,400    Kronos Inc.(1)                                4,703,832
----------------------------------------------------------------------
   57,800    Macromedia, Inc.(1)                           1,502,800
----------------------------------------------------------------------
   19,000    Macrovision Corp.(1)                            442,510
----------------------------------------------------------------------
   88,900    Manhattan Associates Inc.(1)                  2,533,650
----------------------------------------------------------------------
   69,600    Mercury Interactive Corp.(1)                  3,336,624
----------------------------------------------------------------------
   91,300    Microsoft Corporation                         2,405,755
----------------------------------------------------------------------
  157,800    Novell, Inc.(1)                               1,437,558
----------------------------------------------------------------------
  133,700    Serena Software, Inc.(1)                      2,839,788
----------------------------------------------------------------------
   51,100    Symantec Corp.(1)                             2,340,380
----------------------------------------------------------------------
   68,100    Verint Systems Inc.(1)                        2,095,437
----------------------------------------------------------------------
  163,500    Viewpoint Corp.(1)                              452,879
----------------------------------------------------------------------
                                                          31,332,513
----------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $166,847,378)                                      192,659,118
----------------------------------------------------------------------

See Notes to Financial Statements.                        (continued)

------
10

Technology - Schedule of Investments

MAY 31, 2004 (UNAUDITED)

Principal Amount                                             Value
----------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS -- 1.6%

Repurchase Agreement, Merrill
Lynch & Co., Inc. (U.S. Treasury
obligations), in a joint trading
account at 0.90%, dated 5/28/04,
due 6/1/04 (Delivery value $2,800,280)                  $  2,800,000
----------------------------------------------------------------------
Repurchase Agreement, State Street
Corp., (U.S. Treasury obligations),
in a joint trading account at 0.92%,
dated 5/28/04, due 6/1/04
(Delivery value $300,031)                                    300,000
----------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
(Cost $3,100,000)                                          3,100,000
----------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES -- 100.0%
(Cost $169,947,378)                                     $195,759,118
======================================================================

COLLATERAL RECEIVED FOR
SECURITIES LENDING(3)

REPURCHASE AGREEMENTS
----------------------------------------------------------------------
Repurchase Agreement, Deutsche
Bank AG, (U.S. Treasury obligations),
1.04%, dated 5/28/04, due 6/1/04
(Delivery value $2,231,549)                               $2,231,291
----------------------------------------------------------------------
SHORT-TERM DEBT
----------------------------------------------------------------------
$4,000,009  Allstate Financial Global Funding,
            VRN, 1.34%, 6/1/04, resets daily
            off the Federal Funds rate
            plus  0.34% with no caps (Acquired
            5/28/04, Cost $4,009,559)(4)                   4,009,559
----------------------------------------------------------------------
TOTAL COLLATERAL RECEIVED
FOR SECURITIES LENDING
(Cost $6,240,850)                                         $6,240,850
=======================================================================

NOTES TO SCHEDULE OF INVESTMENTS

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

VRN = Variable Rate Note. Interest reset date is indicated, unless otherwise noted. Rate shown is effective May 31, 2004.

(1)  Non-income producing.

(2)  Security, or a portion thereof, was on loan as of May 31, 2004.

(3)  Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions. (See Note 5 in
     Notes to Financial Statements.)

(4)  Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities purchased by the lending agent with cash collateral received for securities lending at May 31, 2004 was
     $4,009,559, which represented 2.1% of net assets.

------
11

See Notes to Financial Statements.

Statement of Assets and Liabilities

MAY 31, 2004 (UNAUDITED)
--------------------------------------------------------------------------------
                                            LIFE SCIENCES          TECHNOLOGY
--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investment securities, at value
(cost of $156,804,407 and $169,947,378,
respectively) --  including securities
on loan valued at $449,034
and $6,050,449, respectively                  $177,958,145        $195,759,118
------------------------------------------
Investments made with cash
collateral received for securities
on loan, at value (cost of $413,775
and $6,240,850, respectively)                      413,775           6,240,850
--------------------------------------------------------------------------------
Total investment securities,
at value (cost of $157,218,182
and $176,188,228, respectively)                178,371,920         201,999,968
------------------------------------------
Cash collateral received for
securities on loan                                  41,875                  --
------------------------------------------
Cash                                                    --             323,775
------------------------------------------
Receivable for investments sold                  6,258,886           5,523,366
------------------------------------------
Receivable for capital shares sold                   2,266               5,550
------------------------------------------
Dividends and interest receivable                  128,138              12,909
--------------------------------------------------------------------------------
                                               184,803,085         207,865,568
--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Payable for collateral received for
securities on loan, at value                       455,650           6,240,850
------------------------------------------
Disbursements in excess
of demand deposit cash                             135,736                  --
------------------------------------------
Payable for investments purchased                7,573,082           8,674,375
------------------------------------------
Payable for forward foreign
currency exchange contracts                         97,416                  --
------------------------------------------
Accrued management fees                            222,521             231,992
------------------------------------------
Distribution fees payable                               27                   9
------------------------------------------
Service fees payable                                    22                   9
--------------------------------------------------------------------------------
                                                 8,484,454          15,147,235
--------------------------------------------------------------------------------

NET ASSETS                                    $176,318,631        $192,718,333
================================================================================
NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Capital (par value and
paid-in surplus)                              $201,582,768       $ 415,514,300

------------------------------------------
Accumulated net investment loss                   (715,572)         (1,460,608)
------------------------------------------
Accumulated net realized loss
on investment and foreign
currency transactions                          (45,605,976)       (247,147,099)
------------------------------------------
Net unrealized appreciation on
investments and translation of
assets and liabilities
in foreign currencies                           21,057,411          25,811,740
--------------------------------------------------------------------------------
                                              $176,318,631       $ 192,718,333
================================================================================
INVESTOR CLASS, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                    $171,812,966        $184,173,505
------------------------------------------
Shares outstanding                              36,287,044          10,094,912
------------------------------------------
Net asset value per share                            $4.73              $18.24
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                      $4,399,626          $8,498,710
------------------------------------------
Shares outstanding                                 921,507             461,650
------------------------------------------
Net asset value per share                            $4.77              $18.41
--------------------------------------------------------------------------------
ADVISOR CLASS, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                         $95,717             $46,118
------------------------------------------
Shares outstanding                                  20,410               2,558
------------------------------------------
Net asset value per share                            $4.69              $18.03
--------------------------------------------------------------------------------
C CLASS, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                         $10,322                  --
------------------------------------------
Shares outstanding                                   2,235                  --
------------------------------------------
Net asset value per share                            $4.62                  --
--------------------------------------------------------------------------------

See Notes to Financial Statements.

------
12

Statement of Operations

FOR THE SIX MONTHS ENDED MAY 31, 2004 (UNAUDITED)
--------------------------------------------------------------------------------
                                            LIFE SCIENCES          TECHNOLOGY
--------------------------------------------------------------------------------
INVESTMENT LOSS
--------------------------------------------------------------------------------
INCOME:
------------------------------------------
Dividends (net of foreign
Taxes withheld of $17,173
and $ -, respectively)                        $    569,946           $
68,954
------------------------------------------
Interest                                            29,841             26,552
------------------------------------------
Securities lending                                  33,527             23,461
--------------------------------------------------------------------------------
                                                   633,314            118,967
--------------------------------------------------------------------------------

EXPENSES:
------------------------------------------
Management fees                                  1,308,194          1,576,433
------------------------------------------
Distribution fees:
------------------------------------------
  Advisor Class                                         83                 59
------------------------------------------
  C Class                                               45                 --
------------------------------------------
Service fees:
------------------------------------------
  Advisor Class                                         83                 59
------------------------------------------
  C Class                                               15                 --
------------------------------------------
Directors' fees and expenses                         1,099              1,370
------------------------------------------
Other expenses                                         718              1,654
--------------------------------------------------------------------------------
                                                 1,310,237          1,579,575
--------------------------------------------------------------------------------

Net investment loss                               (676,923)        (1,460,608)
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)

NET REALIZED GAIN ON:
------------------------------------------
Investment transactions                         18,662,140         14,114,479
------------------------------------------
Foreign currency transactions                     (230,033)                --
--------------------------------------------------------------------------------
                                                18,432,107         14,114,479
--------------------------------------------------------------------------------

CHANGE IN NET UNREALIZED APPRECIATION ON:
------------------------------------------
Investments                                     (3,901,555)       (29,070,473)
------------------------------------------
Translation of assets and
liabilities in foreign currencies                  (17,431)                --
--------------------------------------------------------------------------------
                                                (3,918,986)       (29,070,473)
--------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)         14,513,121        (14,955,994)
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM OPERATIONS               $13,836,198       $(16,416,602)
================================================================================

See Notes to Financial Statements.

------
13

Statement of Changes in Net Assets

SIX MONTHS ENDED MAY 31, 2004 (UNAUDITED) AND YEAR ENDED NOVEMBER 30, 2003
------------------------------------------------------------------------------------------------------------
                                               LIFE SCIENCES                         TECHNOLOGY
------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS        2004              2003               2004               2003
------------------------------------------------------------------------------------------------------------
OPERATIONS
------------------------------------------------------------------------------------------------------------
Net investment loss               $    (676,923)     $  (1,362,843)      $  (1,460,608)     $  (1,911,113)
----------------------------
Net realized gain                    18,432,107          2,626,523          14,114,479         17,797,976
----------------------------
Change in net unrealized
appreciation (depreciation)          (3,918,986)        31,552,596         (29,070,473)        37,716,935
------------------------------------------------------------------------------------------------------------
Net increase (decrease)
in net assets resulting
from operations                      13,836,198         32,816,276         (16,416,602)        53,603,798
------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
------------------------------------------------------------------------------------------------------------
Net increase (decrease)
in net assets from capital
share transactions                   (1,779,989)       (18,274,746)         (3,958,301)        23,224,232
------------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE)
IN NET ASSETS                        12,056,209         14,541,530         (20,374,903)        76,828,030
------------------------------------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------------------------------------
Beginning of period                 164,262,422        149,720,892         213,093,236        136,265,206
------------------------------------------------------------------------------------------------------------
End of period                      $176,318,631       $164,262,422        $192,718,333       $213,093,236
============================================================================================================

Accumulated net
investment loss                       $(715,572)          $(38,649)        $(1,460,608)                --
============================================================================================================

See Notes to Financial Statements.

------
14

Notes to Financial Statements

MAY 31, 2004 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Life Sciences Fund (Life Sciences) and
Technology Fund (Technology) (collectively, the funds) are two funds in a series issued by the corporation. The funds are non-diversified under the 1940 Act. The funds' investment objectives are to seek long-term capital growth. The funds pursue their objectives by investing primarily in equity securities. Life
Sciences generally invests in companies that engage in the business of providing products and services that help promote personal health and wellness. Technology generally invests in companies with business operations in the technology and telecommunications-related sectors. The following is a summary of the funds'
significant accounting policies.

MULTIPLE CLASS -- The funds are authorized to issue the Investor Class, the
Institutional Class, the Advisor Class and the C Class. The C Class may be
subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and shareholder servicing and distribution expenses and arrangements. All shares of each fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets. Sale of the C Class for Technology had not commenced as of May 31, 2004.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value.
When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors if such fair value determination would materially impact a fund's net asset value.
Valuations may not be readily available if, for example: an event occurred after the close of the exchange on which a portfolio security principally trades (but before the close of the New York Stock Exchange) that was likely to have changed the value of the security; a security has been declared in default; trading in a security has been halted during the trading day; or the demand for the security
(as reflected by its trading volume) is insufficient for quoted prices to be reliable.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- The funds may lend portfolio securities through their lending agent to certain approved borrowers in order to earn additional income.
The funds continue to recognize any gain or loss in the market price of the securities loaned and record any interest earned or dividends declared.

FUTURES AND OPTIONS CONTRACTS -- The funds may enter into futures contracts and purchase put options in order to manage the funds' exposure to changes in market conditions. One of the risks of entering into futures contracts and options is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Options purchased by the funds are accounted for in the same manner as marketable portfolio securities.
The proceeds from securities sold through the exercise of put options are decreased by the premium paid to purchase the put options.

Upon entering into a futures contract, the funds are required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the funds. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The funds recognize a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

(continued)

------
15

Notes to Financial Statements

MAY 31, 2004 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The funds may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the funds' exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that the funds' investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid annually. Distributions from net realized gains, if any, are generally declared and paid twice per year.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee per class.
The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly in arrears based on each class's pro rata share of each funds' average daily closing net assets during the previous month.

(continued)

------
16

Notes to Financial Statements

MAY 31, 2004 (UNAUDITED)

2. FEES AND TRANSACTIONS WITH RELATED PARTIES (CONTINUED)

The annual management fee schedule for each class of the funds is as follows:

-----------------------------------------------------------------------------
                           INVESTOR    INSTITUTIONAL    ADVISOR        C
                            CLASS          CLASS         CLASS       CLASS
-----------------------------------------------------------------------------
FUND AVERAGE NET ASSETS
-----------------------------------------------------------------------------
First $1 billion            1.50%         1.30%          1.25%       1.50%
-----------------------------------------------------------------------------
Over $1 billion             1.30%         1.10%          1.05%       1.30%
-----------------------------------------------------------------------------

The effective annual management fee for the six months ended May 31, 2004 for each class of the funds was 1.50%, 1.30%, 1.25%, and 1.50% for the Investor,
Institutional, Advisor and C Classes, respectively, as applicable.

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a Master
Distribution and Shareholder Services Plan for the Advisor Class and a Master
Distribution and Individual Shareholder Services Plan for the C Class
(collectively, the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the Advisor Class and C Class will pay American Century Investment
Services, Inc. (ACIS) the following annual distribution and service fees:

--------------------------------------------------------------------------------
                                                   ADVISOR             C
--------------------------------------------------------------------------------
Distribution Fee                                    0.25%            0.75%
--------------------------------------------------------------------------------
Service Fee                                         0.25%            0.25%
--------------------------------------------------------------------------------

The fees are computed daily and paid monthly in arrears based on each class's average daily closing net assets during the previous month. The distribution fee provides compensation for expenses incurred by financial intermediaries in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by
ACIS, its affiliates or independent third party providers for Advisor Class shares and for individual shareholder services rendered by broker/dealers or other independent financial intermediaries for C Class shares. Fees incurred under the plan during the six months ended May 31, 2004, are detailed in the
Statement of Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment manager, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services Corporation.

During the six months ended May 31, 2004, the funds invested in a money market fund for temporary purposes, which was managed by J.P. Morgan Investment
Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of J.P. Morgan
Chase & Co. (JPM). JPM is an equity investor in ACC. The funds have a bank line of credit agreement and securities lending agreement with JPMorgan Chase Bank
(JPMCB). JPMCB is a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the six months ended May 31, 2004, were as follows:
--------------------------------------------------------------------------------
                                            LIFE SCIENCES         TECHNOLOGY
--------------------------------------------------------------------------------
Purchases                                   $140,250,358         $268,888,499
--------------------------------------------------------------------------------
Proceeds from sales                         $144,940,113         $272,024,856
--------------------------------------------------------------------------------

(continued)

------
17

Notes to Financial Statements

MAY 31, 2004 (UNAUDITED)

4. CAPITAL SHARE TRANSACTIONS

Capital share transactions that occurred in the Technology classes on or prior to May 16, 2003 have been restated to reflect a 1-for-10 reverse share split that occurred after the close of business on that date. See Note 9.

Transactions in shares of the funds were as follows:

----------------------------------------------------------------------------------------------------------
                                              LIFE SCIENCES                         TECHNOLOGY
----------------------------------------------------------------------------------------------------------
                                       SHARES            AMOUNT             SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------
INVESTOR CLASS
----------------------------------------------------------------------------------------------------------
SIX MONTHS ENDED MAY 31, 2004
SHARES AUTHORIZED                  200,000,000                            300,000,000
==========================================================================================================
Sold                                 3,605,465       $ 16,988,530           2,263,440       $ 44,933,857
---------------------------------
Redeemed                            (4,024,940)       (18,856,635)         (2,530,253)       (48,000,430)
----------------------------------------------------------------------------------------------------------
Net decrease                          (419,475)      $ (1,868,105)           (266,813)     $  (3,066,573)
==========================================================================================================
YEAR ENDED NOVEMBER 30, 2003
SHARES AUTHORIZED                  200,000,000                            300,000,000
==========================================================================================================
Sold                                 4,462,447       $ 17,195,665           5,945,407       $ 92,027,187
---------------------------------
Redeemed                            (9,130,905)       (35,250,197)         (4,461,646)       (67,262,458)
----------------------------------------------------------------------------------------------------------
Net increase (decrease)             (4,668,458)      $(18,054,532)          1,483,761       $ 24,764,729
==========================================================================================================
INSTITUTIONAL CLASS
----------------------------------------------------------------------------------------------------------
SIX MONTHS ENDED MAY 31, 2004
SHARES AUTHORIZED                    5,000,000                             15,000,000
==========================================================================================================
Sold                                   182,281          $ 862,141              75,408        $ 1,567,282
---------------------------------
Redeemed                              (174,894)          (820,147)           (130,088)        (2,489,442)
----------------------------------------------------------------------------------------------------------
Net increase (decrease)                  7,387         $   41,994             (54,680)       $  (922,160)
==========================================================================================================
YEAR ENDED NOVEMBER 30, 2003
SHARES AUTHORIZED                    5,000,000                             15,000,000
==========================================================================================================
Sold                                   542,023        $ 2,037,492             454,224        $ 6,528,752
---------------------------------
Redeemed                              (574,061)        (2,273,015)           (521,021)        (8,031,710)
----------------------------------------------------------------------------------------------------------
Net decrease                           (32,038)       $  (235,523)            (66,797)       $(1,502,958)
==========================================================================================================
ADVISOR CLASS
----------------------------------------------------------------------------------------------------------
SIX MONTHS ENDED MAY 31, 2004
SHARES AUTHORIZED                    5,000,000                              5,000,000
==========================================================================================================
Sold                                    10,619            $50,603               1,779            $33,178
---------------------------------
Redeemed                                  (916)            (4,212)               (154)            (2,746)
----------------------------------------------------------------------------------------------------------
Net increase                             9,703            $46,391               1,625             $30,432
==========================================================================================================
YEAR ENDED NOVEMBER 30, 2003
SHARES AUTHORIZED                    5,000,000                              5,000,000
==========================================================================================================
Sold                                     8,972           $ 32,058               1,604           $ 30,528
---------------------------------
Redeemed                                (5,491)           (19,066)             (4,455)           (68,067)
----------------------------------------------------------------------------------------------------------
Net increase (decrease)                  3,481           $ 12,992              (2,851)          $(37,539)
==========================================================================================================

(continued)

------
18

Notes to Financial Statements

MAY 31, 2004 (UNAUDITED)

4. CAPITAL SHARE TRANSACTIONS (CONTINUED)
----------------------------------------------------------------------------------------------------------
                                              LIFE SCIENCES                         TECHNOLOGY
----------------------------------------------------------------------------------------------------------
                                       SHARES            AMOUNT             SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------
C CLASS
----------------------------------------------------------------------------------------------------------
SIX MONTHS ENDED MAY 31, 2004
SHARES AUTHORIZED                   10,000,000                              7,500,000
==========================================================================================================
Sold                                     1,582            $ 7,501
---------------------------------
Redeemed                                (1,714)            (7,770)
----------------------------------------------------------------------------------------------------------
Net decrease                              (132)           $  (269)
==========================================================================================================
YEAR ENDED NOVEMBER 30, 2003
SHARES AUTHORIZED                   10,000,000                              7,500,000
==========================================================================================================
Sold                                       669             $2,357
---------------------------------
Redeemed                                   (10)               (40)
----------------------------------------------------------------------------------------------------------
Net increase                               659             $2,317
==========================================================================================================

5. SECURITIES LENDING

As of May 31, 2004, securities in Life Sciences and Technology valued at
$449,034 and $6,050,449, respectively, were on loan through the lending agent,
JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash, and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The total value of all collateral received, at this date, was $455,650 and $6,240,850, respectively. The funds' risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the funds may be delayed or limited.

6. BANK LINE OF CREDIT

The funds, along with certain other funds managed by ACIM, have a $650,000,000 unsecured bank line of credit agreement with JPMCB. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The funds did not borrow from the line during the six months ended May 31, 2004.

7. RISK FACTORS

The funds concentrate their investments in a narrow segment of the total market.
Because of this, the funds may be subject to greater risks and market fluctuations than a portfolio representing a broader range of industries.

(continued)

------
19

Notes to Financial Statements

MAY 31, 2004 (UNAUDITED)

8. FEDERAL TAX INFORMATION

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These  differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of May 31, 2004, the components of investments for federal income tax purposes were as follows:
--------------------------------------------------------------------------------
                                                LIFE SCIENCES       TECHNOLOGY
--------------------------------------------------------------------------------
Federal tax cost of investments                  $157,398,368
$176,681,097
================================================================================
Gross tax appreciation of investments             $23,474,674      $27,154,811
-------------------------------------------
Gross tax depreciation of investments              (2,501,122)      (1,835,940)
--------------------------------------------------------------------------------
Net tax appreciation of investments               $20,973,552      $25,318,871
================================================================================

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Following are the capital loss carryovers and capital loss deferral amounts as of November 30, 2003:

--------------------------------------------------------------------------------
                                                LIFE SCIENCES       TECHNOLOGY
--------------------------------------------------------------------------------
Accumulated capital losses                       $(63,857,897)   $(260,768,709)
--------------------------------------------------------------------------------
Currency loss deferral                              $(118,139)              --
--------------------------------------------------------------------------------

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire as follows:

The currency loss deferrals represent net foreign currency losses incurred in the one-month period ended November 30, 2003. The funds have elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

                              2008               2009               2010
--------------------------------------------------------------------------------
Life Sciences            $         --       $ (32,131,058)      $(31,726,839)
--------------------------------------------------------------------------------
Technology               $(19,358,858)      $(188,675,022)      $(52,734,829)
--------------------------------------------------------------------------------

9. TECHNOLOGY REVERSE SHARE SPLIT

Effective after the close of business on May 16, 2003, the Technology Investor
Class, Institutional Class, and Advisor Class shares underwent a 1-for-10 reverse split. The effect of this transaction was to divide the number of outstanding shares for each class by ten, while multiplying the net asset value per share by ten. The net asset value per share prior to the reverse split was
$1.46, $1.47, and $1.44 for the Investor Class, Institutional Class, and the
Advisor Class, respectively. The net asset value per share after the reverse split was $14.60, $14.70, and $14.40 for the Investor Class, Institutional
Class, and the Advisor Class, respectively. There was no change in the aggregate market value of the outstanding shares as a result of these transactions. The per-share information contained within each of the class's Financial Highlights has also been restated to reflect the reverse split.

------
20

Life Sciences - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                            INVESTOR CLASS
--------------------------------------------------------------------------------
                           2004(1)     2003       2002       2001      2000(2)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period        $4.36      $3.54      $4.87      $5.28       $5.00
--------------------------------------------------------------------------------
Income From
Investment Operations
-------------------------
 Net Investment Loss(3)   (0.02)     (0.03)     (0.04)     (0.03)     (0.02)
-------------------------
 Net Realized and
 Unrealized Gain (Loss)     0.39       0.85      (1.29)     (0.25)      0.30
--------------------------------------------------------------------------------
 Total From
 Investment Operations      0.37       0.82      (1.33)     (0.28)      0.28
--------------------------------------------------------------------------------
Distributions
-------------------------
 From Net Realized Gains     --         --         --       (0.13)       --
--------------------------------------------------------------------------------
Net Asset Value,
End of Period              $4.73      $4.36      $3.54      $4.87       $5.28
================================================================================
 TOTAL RETURN(4)            8.72%     23.16%    (27.31)%    (5.35)%     5.60%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                1.50%(5)     1.50%      1.50%      1.50%    1.50%(5)
-------------------------
Ratio of Net
Investment Loss to
Average Net Assets       (0.78)%(5)   (0.89)%    (0.88)%    (0.61)%  (0.95)%(5)
-------------------------
Portfolio
Turnover Rate                83%       138%       272%       206%        64%
-------------------------
Net Assets,
End of Period
(in thousands)            $171,813   $160,187   $146,324   $227,341   $233,785
--------------------------------------------------------------------------------

(1) Six months ended May 31, 2004 (unaudited).

(2) June 30, 2000 (inception) through November 30, 2000.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
21

Life Sciences - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                           INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
                             2004(1)    2003      2002       2001      2000(2)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period          $4.40     $3.56     $4.89      $5.28       $5.26
--------------------------------------------------------------------------------
Income From
Investment Operations
---------------------------
  Net Investment Loss(3)     (0.01)    (0.03)    (0.03)     (0.02)     (0.02)
---------------------------
  Net Realized and
  Unrealized Gain (Loss)      0.38      0.87     (1.30)     (0.24)      0.04
--------------------------------------------------------------------------------
  Total From
  Investment Operations       0.37      0.84     (1.33)     (0.26)      0.02
--------------------------------------------------------------------------------
Distributions
---------------------------
  From Net Realized Gains      --        --        --       (0.13)       --
--------------------------------------------------------------------------------
Net Asset Value,
End of Period                $4.77     $4.40     $3.56      $4.89       $5.28
================================================================================
  TOTAL RETURN(4)             8.41%    23.60%   (27.20)%    (4.97)%     0.38%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                  1.30%(5)    1.30%     1.30%      1.30%    1.30%(5)
---------------------------
Ratio of Net
Investment Loss
to Average Net Assets      (0.58)%(5)  (0.69)%   (0.68)%    (0.41)%  (0.80)%(5)
---------------------------
Portfolio Turnover Rate        83%      138%      272%       206%      64%(6)
---------------------------
Net Assets, End of Period
(in thousands)               $4,400    $4,019    $3,365     $4,348     $3,363
--------------------------------------------------------------------------------

(1) Six months ended May 31, 2004 (unaudited).

(2) July 17, 2000 (commencement of sale) through November 30, 2000.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the period June 30, 2000 (inception of fund) through
    November 30, 2000.

See Notes to Financial Statements.

------
22

Life Sciences - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED
--------------------------------------------------------------------------------
                                               ADVISOR CLASS
--------------------------------------------------------------------------------
                              2004(1)    2003      2002      2001      2000(2)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period           $4.33     $3.51     $4.86     $5.28       $5.48
--------------------------------------------------------------------------------
Income From
Investment Operations
----------------------------
  Net Investment Loss(3)      (0.03)    (0.04)    (0.05)    (0.04)      --(4)
----------------------------
  Net Realized and
  Unrealized Gain (Loss)       0.39      0.86     (1.30)    (0.25)     (0.20)
--------------------------------------------------------------------------------
  Total From
  Investment Operations        0.36      0.82     (1.35)    (0.29)     (0.20)
--------------------------------------------------------------------------------
Distributions
----------------------------
  From Net Realized Gains       --        --        --      (0.13)       --
--------------------------------------------------------------------------------
Net Asset Value,
End of Period                 $4.69     $4.33     $3.51     $4.86       $5.28
================================================================================
  TOTAL RETURN(5)              8.31%    23.36%   (27.78)%   (5.55)%    (3.65)%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets        1.75%(6)    1.75%     1.75%     1.75%    1.75%(6)
----------------------------
Ratio of Net Investment
Loss to Average Net Assets  (1.03)%(6)  (1.14)%   (1.13)%   (0.86)%  (0.99)%(6)
----------------------------
Portfolio Turnover Rate         83%      138%      272%      206%      64%(7)
----------------------------
Net Assets, End of Period
(in thousands)                 $96       $46       $25       $13         $11
--------------------------------------------------------------------------------

(1) Six months ended May 31, 2004 (unaudited).

(2) November 14, 2000 (commencement of sale) through November 30, 2000.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

(7) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the period June 30, 2000 (inception of fund) through
    November 30, 2000.

See Notes to Financial Statements.

------
23

Life Sciences - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                                 C CLASS
--------------------------------------------------------------------------------
                              2004(1)       2003        2002        2001(2)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period           $4.28        $3.49       $4.87         $4.87
--------------------------------------------------------------------------------
Income From
Investment Operations
----------------------------
  Net Investment Loss(3)      (0.04)       (0.07)      (0.08)        --(4)
----------------------------
  Net Realized and
  Unrealized Gain (Loss)       0.38         0.86       (1.30)        --(4)
--------------------------------------------------------------------------------
  Total From
  Investment Operations        0.34         0.79       (1.38)        --(4)
--------------------------------------------------------------------------------
Net Asset Value,
End of Period                 $4.62        $4.28       $3.49         $4.87
================================================================================
  TOTAL RETURN(5)              7.94%       22.64%     (28.34)%       0.00%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets        2.50%(6)       2.50%       2.50%      2.50%(6)
----------------------------
Ratio of Net Investment
Loss to Average Net Assets  (1.78)%(6)     (1.89)%     (1.88)%    (1.46)%(6)
----------------------------
Portfolio Turnover Rate         83%         138%        272%        206%(7)
----------------------------
Net Assets, End of Period
(in thousands)                 $10          $10          $6           $3
--------------------------------------------------------------------------------

(1) Six months ended May 31, 2004 (unaudited).

(2) November 29, 2001 (commencement of sale) through November 30, 2001.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not include applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

(7) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended November 30, 2001.

See Notes to Financial Statements.

------
24

Technology - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                                 INVESTOR CLASS
--------------------------------------------------------------------------------
                            2004(1)    2003(2)   2002(2)    2001(2)   2000(2)(3)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period         $19.58     $14.40    $20.90     $31.90      $50.00
--------------------------------------------------------------------------------
Income From
Investment Operations
-------------------------
  Net Investment Loss(4)    (0.13)     (0.19)    (0.20)     (0.20)      (0.20)
-------------------------
  Net Realized and
  Unrealized Gain (Loss)    (1.21)      5.37     (6.30)     (10.80)     (17.90)
--------------------------------------------------------------------------------
  Total From
  Investment Operations     (1.34)      5.18     (6.50)     (11.00)     (18.10)
--------------------------------------------------------------------------------
Net Asset Value,
End of Period               $18.24     $19.58    $14.40     $20.90      $31.90
================================================================================
  TOTAL RETURN(5)           (6.79)%    35.97%   (31.10)%   (34.48)%    (36.20)%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                 1.50%(6)     1.50%     1.50%      1.50%     1.50%(6)
-------------------------
Ratio of Net
Investment Loss to
Average Net Assets        (1.39)%(6)   (1.25)%   (1.20)%    (0.79)%   (0.83)%(6)
-------------------------
Portfolio
Turnover Rate                130%       218%      251%       356%        125%
-------------------------
Net Assets,
End of Period
(in thousands)             $184,174   $202,884  $127,767   $173,877    $195,776
--------------------------------------------------------------------------------

(1) Six months ended May 31, 2004 (unaudited).

(2) Per-share data has been restated, as applicable, to reflect a 1-for-10 reverse share split that occurred on the close of business on May 16, 2003.

(3) June 30, 2000 (inception) through November 30, 2000.

(4) Computed using average shares outstanding throughout the period.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

See Notes to Financial Statements.

------
25

Technology - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                             INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
                           2004(1)    2003(2)    2002(2)    2001(2)   2000(2)(3)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period        $19.74     $14.50     $21.00     $31.90     $55.40
--------------------------------------------------------------------------------
Income From
Investment Operations
------------------------
  Net Investment Loss(4)   (0.12)     (0.16)     (0.20)     (0.20)     (0.10)
------------------------
  Net Realized and
  Unrealized Gain (Loss)   (1.21)      5.40      (6.30)     (10.70)    (23.40)
--------------------------------------------------------------------------------
  Total From
  Investment Operations    (1.33)      5.24      (6.50)     (10.90)    (23.50)
--------------------------------------------------------------------------------
Net Asset Value,
End of Period              $18.41     $19.74     $14.50     $21.00     $31.90
================================================================================
  TOTAL RETURN(5)          (6.74)%    36.14%    (30.95)%   (34.17)%   (42.42)%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of
Operating Expenses
to Average Net Assets     1.30%(6)     1.30%      1.30%      1.30%    1.30%(6)
------------------------
Ratio of Net
Investment Loss to
Average Net Assets       (1.19)%(6)   (1.05)%    (1.00)%    (0.59)%  (0.70)%(6)
------------------------
Portfolio
Turnover Rate               130%       218%       251%       356%      125%(7)
------------------------
Net Assets,
End of Period
(in thousands)             $8,499    $10,191     $8,444     $9,198     $7,995
--------------------------------------------------------------------------------

(1) Six months ended May 31, 2004 (unaudited).

(2) Per-share data has been restated, as applicable, to reflect a 1-for-10 reverse share split that occurred on the close of business on May 16, 2003.

(3) July 14, 2000 (commencement of sale) through November 30, 2000.

(4) Computed using average shares outstanding throughout the period.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

(7) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the period June 30, 2000 (inception of fund) through
    November 30, 2000.

See Notes to Financial Statements.

------
26

Technology - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED
--------------------------------------------------------------------------------

                                             ADVISOR CLASS
--------------------------------------------------------------------------------
                          2004(1)    2003(2)    2002(2)    2001(2)   2000(2)(3)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period       $19.37     $14.30     $20.80     $31.90      $50.00
--------------------------------------------------------------------------------
Income From
Investment Operations
------------------------
  Net Investment Loss(4)  (0.16)     (0.20)     (0.20)     (0.20)      (0.20)
------------------------
  Net Realized and
  Unrealized Gain (Loss)  (1.18)      5.27      (6.30)     (10.90)     (17.90)
--------------------------------------------------------------------------------
  Total From
  Investment Operations   (1.34)      5.07      (6.50)     (11.10)     (18.10)
--------------------------------------------------------------------------------
Net Asset Value,
End of Period             $18.03     $19.37     $14.30     $20.80      $31.90
================================================================================
  TOTAL RETURN(5)         (6.92)%    35.45%    (31.25)%   (34.80)%    (36.20)%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating
Expenses to
Average Net Assets       1.75%(6)     1.75%      1.75%      1.75%     1.75%(6)
------------------------
Ratio of Net
Investment Loss to
Average Net Assets      (1.64)%(6)   (1.50)%    (1.45)%    (1.04)%   (1.08)%(6)
------------------------
Portfolio
Turnover Rate              130%       218%       251%       356%        125%
------------------------
Net Assets,
End of Period
(in thousands)             $46        $18        $54         $1          $43
--------------------------------------------------------------------------------

(1) Six months ended May 31, 2004 (unaudited).

(2) Per-share data has been restated, as applicable, to reflect a 1-for-10 reverse share split that occurred on the close of business on May 16, 2003.

(3) June 30, 2000 (commencement of sale) through November 30, 2000.

(4) Computed using average shares outstanding throughout the period.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

See Notes to Financial Statements.

------
27

Share Class Information

Four classes of shares are authorized for sale by the funds: Investor Class,
Institutional Class, Advisor Class, and C Class. The total expense ratio of
Institutional Class shares is lower than that of Investor Class shares. The total expense ratios of Advisor and C Class shares are higher than that of
Investor Class shares.

INVESTOR CLASS shares are available for purchase in two ways: 1) directly from
American Century without any commissions or other fees; or 2) through a broker-dealer, which may require payment of a transaction fee to the broker.

INSTITUTIONAL CLASS shares are available to large investors such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of
Institutional Class shares is 0.20% less than the total expense ratio of
Investor Class shares.

ADVISOR CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, insurance companies, and financial advisors.
Advisor Class shares are subject to a 0.50% annual Rule 12b-1 service and distribution fee. The total expense ratio of Advisor Class shares is 0.25%
higher than the total expense ratio of Investor Class shares.

C CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. C Class shares redeemed within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1.00%. There is no CDSC on shares acquired through reinvestment of dividends or capital gains. C Class shares also are subject to a Rule 12b-1 service and distribution fee of 1.00%.

All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

------
28

Additional Information

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain 403(b),
457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's manager, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the manager uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century's Web site at
americancentury.com and on the Securities and Exchange Commission's Web site at
sec.gov.

RISK FACTORS

The funds concentrate their investments in a narrow segment of the total market.
Because of this, the funds may be subject to greater risks and market fluctuations than a portfolio representing a broader range of industries.

------
29

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The S&P SUPERCOMPOSITE 1500 INDEX combines the S&P 500, MidCap 400 and
SmallCap 600 indices. The S&P SUPERCOMPOSITE 1500 HEALTH CARE INDEX represents those S&P SuperComposite 1500 companies in two main industry groups: Health care equipment and supplies companies or companies that provide health care related services, and companies that provide research, development, production and marketing of pharmaceuticals and biotechnology products. The
S&P SUPERCOMPOSITE 1500 TECHNOLOGY INDEX represents those S&P
SuperComposite 1500 companies in two main industry groups: Technology software and services companies, and technology hardware and equipment companies.

The S&P 500 INDEX is a market-value weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

The DOW JONES INDUSTRIAL AVERAGE (DJIA) is a price-weighted average of 30 actively traded blue chip stocks, primarily industrials but including service-oriented firms. Prepared and published by Dow Jones & Co., it is the oldest and most widely quoted of all the market indicators.

The NASDAQ COMPOSITE INDEX is a market-value weighted index of all domestic and international common stocks listed on the Nasdaq stock market.

The PHILADELPHIA SEMICONDUCTOR INDEX is a price-weighted index comprised of companies primarily involved in the design, distribution, manufacture, and sale of semiconductors.

------
30

Notes

------
31

Notes

------
32

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR RELATIONS:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

INVESTMENT MANAGER:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investments PRSRT STD
P.O. Box 419200                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                     AMERICAN CENTURY
                                                 COMPANIES

The American Century logo, American Century and
American Century Investments are service marks
of American Century Services Corporation.

0407                     American Century Investment Services, Inc.
SH-SAN-38588S            (c)2004 American Century Services Corporation

ITEM 2.   CODE OF ETHICS.

          Not applicable for semiannual report filings.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

          Not applicable for semiannual report filings.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

          Not applicable for semiannual report filings.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

          Not applicable.

ITEM 6.   [RESERVED]

ITEM 7.   DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
          MANAGEMENT INVESTMENT COMPANIES.

          Not applicable.

ITEM 8.   PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
          COMPANY AND AFFILIATED PURCHASERS.

          Not applicable.

ITEM 9.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

          The registrant  does not currently  have in place  procedures by which shareholders may recommend nominees to the registrant's board.

ITEM 10.  CONTROLS AND PROCEDURES.

(a)       The registrant's  principal  executive officer and principal financial officer have concluded that the registrant's  disclosure  controls and procedures (as defined in Rule 30a-3(c)  under the Investment  Company
          Act of 1940) are effective based on their evaluation of these controls and  procedures as of a date within 90 days of the filing date of this report.

(b)       There  were no  changes  in the  registrant's  internal  control  over financial  reporting (as defined in Rule 30a-3(d) under the Investment
          Company Act of 1940) that occurred during the registrant's last fiscal half-year that have materially  affected,  or are reasonably likely to materially  affect,  the registrant's  internal control over financial reporting.

ITEM 11.  EXHIBITS.

(a)(1)    Not applicable for semiannual report filings.

(a)(2)    Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment
          Company Act of 1940, are filed and attached hereto as Exhibit
          99.302CERT.

(a)(3)    Not applicable.

(b)       A certification by the registrant's chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:  American Century World Mutual Funds, Inc.

      /s/ William M. Lyons
By:   ------------------------------------
      Name:    William M. Lyons
      Title:   President

Date: August 6, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment  Company  Act of  1940,  this  report  has been  signed  below by the following  persons on behalf of the  registrant and in the capacities and on the dates indicated.

      /s/ William M. Lyons
By:   ------------------------------------
      Name:    William M. Lyons
      Title:   President
               (principal executive officer)

Date: August 6, 2004

      /s/ Maryanne L. Roepke
By:   ------------------------------------
      Name:    Maryanne L. Roepke
      Title:   Sr. Vice President, Treasurer, and
               Chief Accounting Officer
               (principal financial officer)

Date: August 6, 2004